                                 DISCOVERY SELECT-SM- Variable Annuity
                                 is issued by Pruco Life Insurance Company, except in New York where the issuer is Pruco Life Insurance Company of New Jersey. DISCOVERY SELECT is offered through Pruco Securities Corporation. All are subsidiaries of The Prudential Insurance Company of America.


                          ANNUAL REPORT TO CONTRACT OWNERS
                                  DECEMBER 31, 1996


                                      [GRAPHIC]



                                 AS INDIVIDUAL AS YOU


               Prudential - AIM Advisors - Janus - MFS - OpCap Advisors
                            - T. Rowe Price - Warburg Pincus


                                  DISCOVERY SELECT-SM-
                                  ------------------
                                   VARIABLE ANNUITY

--------------------------------------------------------------------------------
This Annual Report includes the financial statements of the variable investment options in the DISCOVERY SELECT-SM- Variable Annuity. It does not include the financial statements for your separate account. DISCOVERY SELECT Variable Annuity was first offered to the public on October 7, 1996.

--------------------------------------------------------------------------------
IMPORTANT NOTE

This Report may be used with contract owners only.

The rates of return quoted on the following pages reflect deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Pruco Securities Representative or Prudential Securities Financial Advisor can provide you with actual rates of return for your annuity contract, and show you a personalized illustration of how insurance charges affect the returns you experience.

All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

DISCOVERY SELECT Variable Annuity is offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. The principal business address of Pruco Securities is 1111 Durham Avenue, South Plainfield, NJ 07080.

YEAR ENDED DECEMBER 31, 1996

LETTER TO CONTRACT OWNERS

[PHOTO]

E. MICHAEL CAULFIELD
PRESIDENT

DEAR CONTRACT OWNER:

We are pleased to report to you on the performance of the variable investment options that underlie your DISCOVERY SELECT-SM- Variable Annuity contract.

We are especially pleased because 1996 was an extraordinary time for the U.S. stock market. In fact, stocks have just concluded their best two-year performance in 20 years, with back-to-back, 20% plus returns in both 1995 and 1996, as measured by the S&P 500. (If you look at the more narrowly focused Dow Jones Industrial Average, it was the best in 40 years). Conditions were ideal for stock investors -- U.S. economic growth was moderate, inflation was stable, and corporate profits rose. 1996 was more difficult for bonds, although they did finish in positive territory.

CONSISTENCY COUNTS.

Although in this report we're focusing primarily on one-year performance, remember that it's long-term performance that counts. You'll note that over the past three, five and 10 years, many of the Portfolios have consistently delivered excellent performance as well, both on an absolute basis and in comparison with funds with similar objectives.

Our goal is to achieve this kind of above-average investment performance over time. Such long term consistency is important, because most people buy variable annuity products to finance long-term goals. So when you consider how to allocate either new or existing assets among these Portfolios, please look closely at their long-term performance as well.

As of this writing, the U.S. stock market sits at valuations outside all historic boundaries. While we certainly cannot predict the market's future course, we believe it is worth reminding you that your asset allocations should be based on reasonable expectations for those asset classes, not on most recent performance. If you wish to, contact your Prudential Securities Financial Advisor or Pruco Securities Representative for assistance in structuring a program to help meet your needs.

All of us at Prudential thank you for your business in 1996 and look forward to helping you make a plan for your future financial security.

/s/ E. Michael Caulfield

E. Michael Caulfield
President

January 23, 1997

MARKET REVIEW


U.S. STOCKS

1995 - 96: TWO BEST YEARS IN 20.

Remember gas lines, bellbottoms and Nixon's resignation? That was the last two-year period that U.S. stocks rose as much as they did in 1995 and 1996. Stocks soared 61% during 1975 - 76, while they rose "only" 60% in 1995 - 96, as measured by the S&P 500.* Interestingly, the 1975 - 76 rally marked a recovery from the depths of an extraordinary bear market (stocks were down 41% over the prior two years) induced by the Arab oil embargo. In contrast, the 1995 - 96 U.S. stock rally started at much higher levels -- stocks hadn't experienced a down year since 1990 -- which makes it all the more exceptional.

LARGE STOCKS WERE LEADERS.

Stocks of large companies were the ones to own in 1996. The Dow Jones Industrial Average, the most widely quoted measure of stock prices, shot through 6000 in October -- its third 1,000-point mark in as many years. Small company stocks trailed, rising 17% as measured by the Russell 2000.* (These companies are generally defined as those whose outstanding stock is valued at less than $1 billion.) As the stock market rose ever higher, large company stocks drew more and more interest. Investors figured that if stock prices in general should start to tumble, these large, well-known companies would be much easier and faster to sell than smaller, more thinly traded stocks.

GROWTH INVESTING NARROWLY OUTPACED VALUE INVESTING.

There are two primary styles of investing in stocks: "value," which favors low-priced stocks that are temporarily out of favor, and "growth," which prefers stocks of companies that are growing their earnings at an above-average rate. In 1996, the growth style of investing narrowly outperformed value investing, 23% to 22.7%, as measured by the Russell 1000.*

--------------------------------------------------------------------------------

HOW THE MARKETS COMPARED.(1)

[GRAPH]

                                             AVERAGE RETURN OVER
                     RETURN IN 1996      PAST 20 YEARS (ANNUALIZED)

MONEY MARKET             4.9%                     7.7%
BONDS                    2.9%                     9.4%
FOREIGN STOCKS          14.0%                    14.2%
U.S. STOCKS             23.0%                    14.6%

--------------------------------------------------------------------------------
     THIS CHART COMPARES THE MOST RECENT 12-MONTH RETURN FOR VARIOUS CATEGORIES OF INVESTMENTS WITH THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR THE SAME INVESTMENT. AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. UNLIKE STOCKS, BONDS GENERALLY OFFER A FIXED RATE OF RETURN AND PRINCIPAL IF HELD TO MATURITY. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING.

(1)  SOURCE: PRUDENTIAL. FOR PURPOSES OF COMPARISON ONLY.
     U.S. MONEY MARKETS AS MEASURED BY LIPPER MONEY MARKET AVERAGE. BONDS AS MEASURED BY THE LEHMAN BROTHERS GOVERNMENT/CORPORATE AGGREGATE INDEX. FOREIGN STOCKS AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. U.S. STOCKS AS MEASURED BY THE S&P 500 INDEX.

--------------------------------------------------------------------------------
U.S. STOCKS:
TECHNOLOGY TRIUMPHS

Technology                   40.5%
Finance                      35.5%
Energy                       25.5%
Industrial                   23.1%
Consumer Growth
& Staples                    20.0%
Consumer Cyclical            18.2%
Utilities                     2.7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.




--------------------------------------------------------------------------------
LARGE STOCKS OUTPERFORMED SMALL STOCKS.
                                              20-Year
                             1996             Average
                             ----             -------
S&P 500*                     23.0%             14.6%
NASDAQ*                      22.7%             13.8%
Russell 2000*                16.5%             15.6%(1)

--------------------------------------------------------------------------------
(1) THE RUSSELL 2000 INDEX WAS FIRST CALCULATED IN 1978.
    THE INDEX IS FOR 18 YEARS.

* THE STANDARD & POOR'S 500, NASDAQ, RUSSELL 1000 AND RUSSELL 2000 ARE UNMANAGED INDICES THAT ARE CONSIDERED TO BE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKETS. INVESTORS CANNOT INVEST DIRECTLY IN INDICES OR MARKET AVERAGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

TECHNOLOGY WAS TOPS.

Technology stocks rose over 40% in 1996, growing 14% in November alone. A few years ago, technology's stock market stars were companies with obscure names and even more obscure products. In 1996, however, technology's stars were household names. IBM, for example, rose 50% from midyear. Microsoft and Intel did well, too, as innovative Internet and networking products captured America's attention. (Technology stocks are classic examples of growth stocks: the explosive use of computers in recent years is leading to tremendous earnings growth for computer-related companies.)

--------------------------------------------------------------------------------
THE DOW IN 1996.

[GRAPH]


AFTER A BRIEF EARLY DIP, THE DOW ROSE NEARLY 13% FROM JANUARY
TO MAY.

THE DOW THEN CLIMBED 20.7% FROM JULY TO DECEMBER TO CLOSE AT 6455.

A SUMMERTIME SCARE COST THE DOW 7.5% IN JULY.

--------------------------------------------------------------------------------
DAILY CLOSES OF THE DOW JONES INDUSTRIAL AVERAGE FOR 1996.

Financial stocks also advanced smartly, by more than 35%. Profits at financial services firms remained strong, and mergers and acquisitions in banking also helped. (Bank stocks have risen twice as fast as the overall market in the last two years.) As fears subsided that the Federal Reserve would feel compelled to raise short-term interest rates to control inflation, interest rates drifted lower in the second half of 1996.

1996 MARKET REVIEW CONTINUED

U.S. BONDS

1996 WAS NO 1995.

After delivering double-digit returns in 1995, bonds were a disappointment in 1996, finishing far behind stocks. Interest rates rose early in the year, then fell, but unfortunately ended only slightly higher than where they began, limiting investors' gains. The villain was an economy that threw off conflicting signals -- first accelerating frightfully, then settling down to a moderate pace later in the year.

Bond prices fell early in 1996 when economic growth accelerated, because investors feared rising inflation and in turn higher interest rates. And when economic growth was cut in half over the summer, bonds rose, but not enough to recoup their earlier losses. (Bonds do best when interest rates are falling, or at least not rising.)

As a result, bonds returned only 3.6% in 1996, as measured by the Lehman Brothers Aggregate Index. The yield on the bellwether 30-year U.S. Treasury bonds rose by nearly three quarters of a percentage point, to 6.64% on December 31, up from 5.95% a year earlier.

HIGH YIELD BONDS LED THE U.S. MARKET.

High yield corporate bonds led all other sectors of the U.S. bond market in 1996, returning 11.4%. The same factors that lifted stocks lifted high yield bonds: solid economic conditions and growing corporate profits. High yield bonds frequently track the stock market more closely than the bond market, because their high coupons insulate them from rising interest rates and their lower slot in a company's credit structure nestles them closely to stocks.

--------------------------------------------------------------------------------
30-YEAR U.S. TREASURY YIELDS

[GRAPH]

BOND PRICES FELL--AND YIELDS ROSE--UNTIL JULY.

SLOWER ECONOMIC GROWTH HELPED YIELDS DECLINE IN THE SECOND HALF OF THE YEAR.

--------------------------------------------------------------------------------
WEEKLY CLOSING YIELDS FOR 1996. SOURCE: LEHMAN BROTHERS, AS OF 12/31/96.


--------------------------------------------------------------------------------
IN U.S., HIGH YIELD WAS BEST.

High Yield                        11.4%
Mortgages                          5.4%
Aggregate Index                    3.6%
Corporates                         3.3%
Governments                        2.8%
--------------------------------------------------------------------------------
SOURCE: LEHMAN BROTHERS, AS OF 12/31/96.

FOREIGN STOCKS

IN 1996, NO MATCH FOR U.S. ISSUES.

Foreign stock markets just couldn't keep up with the torrid pace of the U.S. stock market in 1996, as economic growth slowed overseas and corporate profits weakened. This was the second year in a row that international stock markets trailed behind those of the United States.

EUROPEAN STOCKS RISE.

Stocks were strongest in Europe, rising nearly 22% (just behind those in the United States), as interest rates fell and corporations cut costs by restructuring. European governments want to enter economic and monetary union in 1999 with shipshape budgets, and as a result government spending across Europe declined in 1996, allowing interest rates to fall. In addition, many European companies are restructuring to better compete in fast-paced and demanding worldwide markets, helping to grow corporate profits and lift stock prices. Fortunately, European stocks didn't need to rely on economic growth, which was sluggish.

PACIFIC STOCKS DISAPPOINT.

Stocks were once again weakest in the Pacific, falling 8.4%. Economic growth was slower than expected in this region, which hurt corporate profits, particularly in Japan. Although Hong Kong markets rebounded nicely as fears surrounding the scheduled Chinese takeover on July 1, 1997, subsided, virtually all other markets from Singapore to Japan dragged down returns.

Japan, with $1.8 trillion in market capitalization (the largest stock market in the world behind that of the United States), won the dubious distinction of being the worst performing major stock market in the world in 1996, in total return measured in U.S. dollars. Japan remains a stubborn enigma. Its economy grew by 13% in the first quarter of 1996 (the fastest since 1973), lifting stocks to their highest levels in four years and raising investor hopes that the market had broken out of its doldrums once and for all. But the rest of the year was a crushing disappointment, as economic growth in Japan slowed substantially, with stocks following suit.

--------------------------------------------------------------------------------
EUROPE LED FOREIGN
STOCK MARKETS IN 1996

MSCI World Index                  14.0%
MSCI Europe Index                 21.6%
MSCI EAFE Index                    6.4%
MSCI Pacific Index                -8.4%
MSCI Japan Index                 -15.4%
S&P 500 Index                     23.0%
--------------------------------------------------------------------------------
SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL, AS OF 12/31/96.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF 1,472 SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MORGAN STANLEY COUNTRY INDICES [EUROPE, ASIA, FAR EAST (EAFE), PACIFIC AND JAPAN] ARE UNMANAGED INDICES THAT INCLUDE THOSE STOCKS MAKING UP THE LARGEST TWO-THIRDS OF EACH COUNTRY'S TOTAL STOCK MARKET CAPITALIZATION. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INDICATIVE OF THE PAST, PRESENT OR FUTURE PERFORMANCE OF ANY SPECIFIC INVESTMENT. INVESTORS CANNOT INVEST DIRECTLY IN STOCK INDICES.

THE STANDARD & POOR'S 500 IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF 500 STOCKS, WHICH PROVIDES A BROAD INDICATOR OF STOCK PRICE MOVEMENTS.

PRUDENTIAL'S OUTLOOK

--------------------------------------------------------------------------------
ECONOMIC OUTLOOK.
                                       Est.
                             1996      1997
                             ----      ----
GDP*                          2.5%     2.00%
Inflation                     3.2%     2.75%
--------------------------------------------------------------------------------
* GROSS DOMESTIC PRODUCT.

THE ECONOMY.

Our economists at Prudential expect slower economic growth and subdued inflation in 1997. We're looking for the U.S. economy to grow by 2% and inflation to run at 2.75%, both slightly lower than in 1996. This is somewhat slow for an economic expansion, but remember that we are now in our seventh consecutive year of economic growth. The Federal Reserve Board believes that this is about as fast as an economy can grow in this stage of the business cycle without increasing inflation.

Our economists expect interest rates, which rose in January, to slowly drift lower as the year progresses, with slower economic growth reducing the demand for money. They believe that the Federal Reserve may cut short-term interest rates later this year, perhaps by a quarter of a percentage point.

Foreign economic growth should be slightly faster than in 1996.

U.S. STOCKS.

Can the U.S. stock market repeat its performance of 1995 and 1996? With the Dow Jones Industrial Average approaching 7000 and U.S. economic growth excepted to slow, this has become more and more unlikely.

Slower economic growth means less consumer and business spending, which will translate into slower growth in sales and revenues for U.S. companies. In the past few years, American companies were able to report sparkling corporate profits even when their revenues were static, because they were lowering costs by restructuring. But now already restructured balance sheets will not be as easy to improve as they had been in prior years without some help from the top line: revenues.

Some of our value-oriented managers continue to be in a defensive mode. Although they see potential in some financial, paper, retail and heavy industrial stocks, they have been having great difficulty finding enough attractively priced companies at these elevated stock market levels. Our growth-oriented managers are more inclined to stay with technology stocks, which have served them well over the last two years and in which they see even further growth this year. In addition, they like pharmaceuticals and specialty consumer and media companies.

We'll be watching financial stocks closely. These issues have performed handsomely over the past two years as interest rates fell in 1995 and once again in the second half of 1996.

U.S. BONDS.

We expect the U.S. bond market to be volatile throughout 1997 but end little changed from 1996. Investors should earn their coupon income plus perhaps some slight capital appreciation.

The bond market may be jolted from time to time as investors try to decipher whether government statistics show the economy weakening or strengthening, and whether inflation could fall or rise as a result. Inflation was benign in 1996, but unemployment hit a seven-year low last fall, which could induce pressure for higher wages.

One question we've had for some time roiled the bond market in December: Will investors overseas continue to buy U.S. bonds? Foreign buyers (especially the Japanese) have bought at least three quarters of all the new U.S. Treasury bonds issued over the last year, partly because the strengthening U.S. dollar made U.S. Treasurys seem like a bargain to foreign investors. The dollar started to give back some of its gains at year-end, and some Japanese officials have signaled that the days of a weakening yen are drawing to a close. If Japanese buyers fade from the U.S. market, demand for U.S. Treasurys could taper off and interest rates could rise. So we'll be watching foreign buying carefully.

FOREIGN STOCKS.

We're positive on foreign stocks for 1997. Economic growth overseas should be a lot stronger than in the U.S. in 1997, and stock prices overseas are lower.

We expect continued strong performance in Europe for at least the first half of 1997. In the Pacific, negative sentiment runs deep, but we see signs that even this is starting to turn. Investors are beginning to look seriously at the foreign markets, and we expect this trend to accelerate in 1997.

--------------------------------------------------------------------------------

A REALITY CHECK.

The last two years have been the best in 20 years for the U.S. stock market. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners, and we are certain you are too. These types of returns bring you closer to your goals of financial security faster than you might have expected.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

Since 1926, the U.S. stock market has returned an average of 10.7% a year, as measured by the S&P 500. Yet, in recent years, returns have been skewed much higher, as the chart below shows.

--------------------------------------------------------------------------------

RETURNS OF THE U.S. STOCK
MARKETS
                                 Average
                                 Annual
                                 Return
                                 -------
LAST 70 YEARS
1926-1996                         10.7%

RECENT BULL MARKET
1982-1996                         16.8%

LAST TWO YEARS
1995                              37.4%
1996                              23.0%
--------------------------------------------------------------------------------

SOURCE: PRUDENTIAL.

Looking for another year of spectacular returns? These statistics suggest it is unlikely. 1997 might turn out to be much closer to the long-term average.

     MONEY MARKET PORTFOLIO

PERFORMANCE SUMMARY.

Once again, it was another excellent year for your Portfolio. With a return of 5.2%, your Portfolio easily surpassed the 4.8% return of the average money market fund tracked by Lipper Analytical Services. 1996 marked the tenth consecutive year of top performance for your Portfolio. Your Portfolio's 7-day yield was 5.15% (on 12/31/96). That's higher than our yield of 5.04% on June 25, because we were able to take advantage of unusually high short-term interest rates at year-end. Rates tend to rise as demand increases for cash at the end of the year, when many firms finish their yearly accounting statements.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.00.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE      TEN
                                       YEAR      YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
 MONEY MARKET(1)                       5.22%     5.02%     4.36%     5.91%
--------------------------------------------------------------------------------
 LIPPER (VIP) MONEY MARKET AVG.(2)     4.81%     4.67%     4.02%     5.60%
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO INCEPTION DATE: 5/1/83.


--------------------------------------------------------------------------------
SHORT-TERM INTEREST RATES DURING THE PAST 12 MONTHS

MONEY MARKET PORTFOLIO

AVERAGE MONEY MARKET FUND

[GRAPH]
--------------------------------------------------------------------------------
WEEKLY 7-DAY CURRENT YIELDS OF THE MONEY MARKET PORTFOLIO AND THE IBC FINANCIAL DATA, INC., MONEY MARKET FUND AVERAGE.


--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) MONEY MARKET AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

--------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS
Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies; Certificates of Deposit (CDs); Commercial Paper and Bankers' Acceptances.


PERFORMANCE REVIEW.

WE MADE THE RIGHT CALL ON INTEREST RATES. During 1996, we continued to focus on securities with both high yields and good quality. To seek superior yields, we try to anticipate if, and in what direction, the Federal Reserve will maneuver the rates banks pay when they borrow (which, in turn, affects all other interest rates).

If we expect interest rates to fall, we lengthen maturities to lock in current high rates. If we expect interest rates to rise, we shorten maturities so we are prepared to buy securities at higher rates as they become available.

In 1996, anticipating interest rates proved to be especially challenging because, while the Federal Reserve kept rates steady, investors' concerns about the direction of the economy caused money market interest rates to fluctuate. They rose in the first half of the year and then declined in later months.

STRATEGY SESSION.

WE FOCUSED ON SHORT-TERM CORPORATE NOTES AND CDS. As the year began, we were skittish that the Federal Reserve might raise short-term rates. So we focused on shorter maturities, while selectively buying longer-term corporate notes. These instruments were attractive because they offered not only top-tier credit quality but also higher yields.

In the fall -- when further rises in interest rates seemed unlikely -- we began to add more corporate issues with longer maturities. This enabled us to lock in higher yields.


OUTLOOK

PORTFOLIO MANAGER
MANOLITA BRASIL

STEADY AS IT GOES.

"I track short-term rates by monitoring Federal Reserve policy and its key interest rate, the Fed Funds rate (what banks charge each other for overnight loans). Right now, Federal Reserve policy is neutral and I believe that policy will remain in place at least through the first quarter of the year. Thus, I expect the Fed Funds rate will remain at its current 5.25%.
As long as inflation remains tame, there is no need for the Federal Reserve to raise short-term interest rates. Conversely, with the economy growing at a moderate pace, there is no reason for the Federal Reserve to lower interest rates.

"What could change this picture? Consumer spending is the key factor to watch. After all, it represents two-thirds of the nation's total output.
If consumers stop spending, then economic growth will slow, causing a recession. In that case, the Federal Reserve may lower short-term rates to try and jumpstart the economy. On the other hand, if strong job growth leads to rising wages, inflation pressures may mount, causing the Federal Reserve to raise short-term interest rates.

"I will monitor trends in consumer spending, job growth and the Federal Funds rate very carefully.

"In 1997, I hope the Portfolio continues to serve your need for current income as well as it has in the past years. While the Portfolio offers a good short-term place for your cash awaiting other investment destinations, it may not the best option for long-term investment objectives. I'd encourage you to look carefully at other Series Fund portfolios for your longer-term investment goals."

[PHOTO]

PORTFOLIO MANAGER
MANOLITA BRASIL

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
                             12/31/96       12/31/95
                             --------       --------
U.S. Comm. Paper                47%            45%
Floating/Adj. Rate              20%            17%
Foreign Bank Oblg.              17%            15%
Yankee Comm. Paper               6%             7%
Other Corp. Oblg.                5%             5%
U.S. Bank Oblg.                  4%             4%
Bank Holding Co. Oblg.           1%             4%
Gov't. Agencies                  0%             3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
A WORD ABOUT QUALITY.

AS OF DECEMBER 31, 1996, SUBSTANTIALLY ALL OF THE PORTFOLIO'S INVESTMENTS
WERE RATED AT LEAST "AA" OR "PRIME 2" BY MOODY'S INVESTORS SERVICE; "AA" OR "A-2" BY STANDARD & POOR'S RATING GROUP; "AA" OR "DUFF 2" BY DUFF & PHELPS CREDIT RATING CO. INVESTMENTS DEEMED TO BE OF EQUIVALENT QUALITY THAT WERE
NOT RATED WERE SUBJECT TO BOARD RATIFICATION.
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

    DIVERSIFIED BOND PORTFOLIO

PERFORMANCE SUMMARY.

1996 was a good year for your Portfolio although, as we noted earlier, the bond market in general was soft. With a total return of 4.4%, your Portfolio placed above the Lipper Corporate Debt category for the second consecutive year. In fact, your Portfolio's returns in 1996 were over a full percentage point higher than similar funds (up 2.8%). We achieved these superior results by emphasizing yield as well as relative value when buying bonds last year.

1996 saw the continuation of strong performance for your Portfolio. If you've been a long-term investor in this Portfolio, you've become accustomed to consistent, solid returns -- year after year. In fact, your Portfolio has outperformed the average corporate debt fund in variable life and annuity products over the past 3, 5, and 10 years.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE      TEN
                                       YEAR      YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
 DIVERSIFIED BOND (1)                  4.40%     6.84%     7.56%     8.38%
--------------------------------------------------------------------------------
 LIPPER (VIP) CORP. BBB AVG.(2)        2.82%     5.70%     7.31%     8.09%
--------------------------------------------------------------------------------
 LEHMAN AGGREGATE INDEX(3)             3.63%     6.03%     7.04%     8.47%
--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO INCEPTION DATE: 5/1/83.


--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

$22,547  LEHMAN AGGREGATE INDEX (3)

$22,359  DIVERSIFIED BOND (1)

[GRAPH]
--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT
     CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) CORPORATE BBB AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL
High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS
U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE
This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.


PERFORMANCE REVIEW.

WE SEARCHED FOR HIGH YIELDS. When interest rates rise, bonds with higher coupons usually perform best, because their generous coupon income helps offset price declines in the underlying bonds.

In 1996, interest rates fluctuated dramatically, finishing the year moderately higher than where they began.

Your Portfolio performed well in 1996, because it held a significant portion of assets in higher-yielding corporate bonds. It also held some foreign bonds, which offered generous yields and helped contribute to the Portfolio's solid performance.

STRATEGY SESSION.

A FOCUS ON CORPORATE AND FOREIGN BONDS. Our search for high yields led us to focus on corporate (61% of assets) and foreign bonds (17% of assets) over Treasury securities. Among corporate issues, we chose both investment-grade quality and high yield ("junk") bonds. This was a good move: corporate bonds performed well in 1996, against a backdrop of strong corporate earnings, moderate economic growth and stable inflation.

We liked foreign government bonds because many were paying higher interest than U.S. bonds. We invested in bonds from a number of countries, including Poland, Mexico, Canada and the Philippines. In the emerging markets, we focused on countries whose financial condition had improved; we believed that would eventually lead to upgraded credit ratings and rising bond prices. In 1996, investors began recognizing many of the improved conditions in these countries, helping bond prices rise. We believe further credit upgrades are still ahead.

WE CORRECTLY ANTICIPATED INTEREST RATE MOVES. Early in 1996 we began focusing on bonds with intermediate-term maturities (five to fifteen years), because bonds with longer maturities didn't seem to offer much more yield in return for the extra risk.

This proved to be the correct strategy, as intermediate-term bonds held their value better as interest rates rose during the early part of 1996. Late in the summer, when we believed interest rates had peaked, we extended maturities to around 20 years to lock in income and capture some price appreciation potential.


OUTLOOK

PORTFOLIO MANAGER
BARBARA KENWORTHY

VOLATILITY, VOLATILITY, VOLATILITY.

"We are in a very changeable bond market. Bond prices are fluctuating as investors fret whether inflation could rise or fall and whether economic growth is speeding up or slowing down.

"The value of the dollar is also affecting the U.S. bond market. The dollar's strength in 1996 attracted substantial buying of U.S. bonds from overseas, which helped to keep U.S. interest rates down.

"In 1997, I believe that interest rates could remain within a very tight trading range. We'll continue to focus on corporate bonds, keeping a close eye on corporate profit levels.

"Emerging markets and high yield debt should also remain attractive in the year ahead."

[PHOTO]

PORTFOLIO MANAGER
BARBARA KENWORTHY

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                             12/31/96       12/31/95
                             --------       --------
U.S. Corporates                 61%            56%
Foreign (US$)                   17%            18%
Treasurys                       13%            14%
Mortgages                        4%             3%
Other                            4%             3%
Agencies                         1%             6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
CREDIT QUALITY

                             12/31/96
                             --------
U.S. Government                 18%
AAA                              1%
AA                               3%
A                               23%
BBB                             39%
BB                              13%
B                                2%
Cash                             1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

    HIGH YIELD BOND PORTFOLIO

PERFORMANCE SUMMARY.

1996 was your Portfolio's second consecutive year of double-digit returns (11.4%, following 1995's 17.6%), as high yield bonds led the U.S. bond market in performance.

Despite its generous absolute return, in 1996 your Portfolio didn't perform as well as the average high yield bond fund. Over the past 5 years, your Portfolio outperformed the average high yield fund in variable life and annuity products. We were hurt by a few large holdings in wireless cable and paging companies, which suffered credit quality problems.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE        SINCE
                                       YEAR      YEARS     YEARS     INCEPTION*
--------------------------------------------------------------------------------
 HIGH YIELD BOND(1)                    11.39%    8.36%     12.27%      8.82%
--------------------------------------------------------------------------------
 LIPPER (VIP) HIGH YIELD AVG.(2)       12.50%    8.78%     12.13%     10.28%
--------------------------------------------------------------------------------
 LEHMAN HIGH YIELD INDEX(3)            11.35%    9.51%     12.23%     10.36%
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO INCEPTION DATE: 2/28/87.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION


$26,361  LEHMAN HIGH YIELD INDEX (3)

$22,970  HIGH YIELD BOND(1)

[GRAPH]
--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S FIRST FULL CALENDAR MONTH OF PERFORMANCE.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) HIGH YIELD AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN HIGH YIELD INDEX (LHYI) IS COMPRISED OF OVER 700 NONINVESTMENT - GRADE BONDS. THE LHYI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LHYI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LHYI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL
High total return.

TYPES OF INVESTMENTS
Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE
Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.


PERFORMANCE REVIEW.

WE APPROACHED THE MARKET WITH A CAUTIOUS OUTLOOK.
Believing that economic growth would be slow in 1996 and that high yield bond defaults might rise, we invested in the junk bonds of larger companies in industries such as telecommunications and cable television. We felt these companies would be less vulnerable to credit problems in a weak economy.

We had mixed results with this strategy. Early in the year, the economy showed no signs of slowing, and the best performers then were high yield bonds from cyclical industries such as steel, paper and chemicals. In the second half of 1996, however, we were vindicated. The economy did begin to slow, and our bonds began performing strongly.

STRATEGY SESSION.

WE LOOKED FOR COMPANIES IN GOOD OR IMPROVING FINANCIAL CONDITION. One of our strategies was to buy bonds of companies that seemed ripe for a credit rating upgrade. As a company's credit rating rises to reflect its improved financial condition, so too does the price of its bonds. In 1996, a number of the junk bonds we had bought were upgraded. Our holdings of Tenant Healthcare, which operates hospitals, and Trump Hotel & Casino, an Atlantic City casino operator, appreciated nicely upon credit upgrading.

WE FOCUSED ON MERGERS. When a large company with a higher credit rating buys a small company with a lower credit rating, the acquisition usually drives up the smaller company's credit rating and, in turn, the price of its bonds.

This is what happened when U.S. West, an investment-grade company we didn't own, signed a merger agreement with Continental Cablevision, a BB rated company whose securities we did hold. We were also helped by the merger of Bally's Entertainment (a Portfolio holding) with Hilton Hotels.


OUTLOOK

PORTFOLIO MANAGER
MIKE SNYDER

SELECTIVE AND DEFENSIVE.

"Our cautious outlook proved unfounded for the first half of 1996. In fact, with the economy growing robustly, high yield bond defaults actually decreased in 1996.

"If the economy slows in 1997, as we expect, defaults will gradually rise to more challenging (but still not troubling) levels.


"After two very good years for high yield bonds, we expect 1997 will be more subdued. Investors will mainly earn their interest income, plus possibly benefit from modest price appreciation from special opportunities such as mergers and acquisitions.

"We will continue to be selective and defensive, looking for value in new issues and trying to avoid defaults through intensive credit analysis."

[PHOTO]

PORTFOLIO MANAGER
MIKE SNYDER

--------------------------------------------------------------------------------
TOP INDUSTRIES

                             12/31/96
                             --------
Cable                         18.6%
Telecommunications            16.4%
Energy                         8.7%
Health care                    4.4%
Leisure/Tourism                4.1%

TOP ISSUERS
                             12/31/96
                             --------
Tenant Healthcare              2.2%
Cablevision Systems            1.9%
Foamex                         1.7%
Comcast Corp.                  1.4%
Videotron Holdings PLC         1.4%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
CREDIT QUALITY
                             12/31/96       12/31/95
                             --------       --------
BBB                             1%             0%
BB                             21%            16%
B                              50%            59%
CCC or below                    7%             7%
Nonrated                       11%            13%
Cash/Other                     10%             5%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

    STOCK INDEX PORTFOLIO

PERFORMANCE SUMMARY.

1996 was a great year for your Portfolio. With a return of 22.6%, your Portfolio performed in line with the top-performing S&P 500 Index(3) (23.0%). Investment management fees and Portfolio expenses account for the slight difference in returns.

These returns were high in historical terms -- over the past 50 years, stocks have risen an average of 12.6% a year, as reported by Ibbotson Associates. 1996 was such a good year largely on the strength of established "blue chip" stocks.

In fact, the last two years have been the best in 20 years for the U.S. stock market. Although enjoyable while they last, they aren't the kind of returns that we think investors should come to expect. Since 1926, the U.S. stock market has returned an average of 10.7% a year, as measured by the S&P 500. (SOURCE:
PRUDENTIAL.)

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in the S&P 500 Index.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE        SINCE
                                       YEAR      YEARS     YEARS     INCEPTION*
--------------------------------------------------------------------------------
 STOCK INDEX(1)                        22.57%    19.27%    14.80%      15.41%
--------------------------------------------------------------------------------
 LIPPER (VIP) S&P 500 INDEX AVG.(2)    22.54%    19.20%    14.69%      15.41%
--------------------------------------------------------------------------------
 S&P 500(3)                            22.95%    19.65%    15.20%      15.95%
--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO INCEPTION DATE: 10/19/87.

--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION

$38,834  S&P 500(1)

$37,212  STOCK INDEX(1)

[GRAPH]
--------------------------------------------------------------------------------
    LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S FIRST FULL CALENDAR MONTH OF PERFORMANCE.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) S&P 500 INDEX AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

-------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
-------------------------------------------------------------------------------

INVESTMENT GOAL
Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

TYPES OF INVESTMENTS
Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE
This Portfolio attempts to hold the same stocks as the S&P 500 Index in approximately the same proportions. As such, this Portfolio tends to reflect the general trends of the overall U.S. equity market.

-------------------------------------------------------------------------------
S&P 500 INDEX -- TOTAL RETURN BY SECTOR

                             12/31/96
                             --------
Technology                     40.5%
Financial                      35.5%
Energy                         25.5%
Industrial                     23.1%
Consumer Growth                20.0%
Consumer Cyclicals             18.2%
Utilities                       2.7%
S&P 500 Index                  23.0%
-------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

PERFORMANCE REVIEW.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and attempts to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received daily while trying to minimize commissions and transaction costs.

TECHNOLOGY AND FINANCE LED THE S&P 500 INDEX. Technology stocks (13% of the S&P 500 Index) continued their two-year upward run as revenues and profits surpassed Wall Street's expectations again in 1996. The rally in technology stocks was led by some of the biggest players in the industry, including IBM, Microsoft and Intel.

Finance stocks (14% of the S&P 500 Index) returned over 35% in 1996.
Low interest rates -- combined with merger activity among some of the well-known banks -- drove up the prices of finance stocks. Some of the big winners for the year were the large money center banks.

UTILITY STOCKS DISAPPOINTED. Only utility stocks (11% of the S&P 500 Index) performed poorly. In 1996, investors tended to favor growth companies while shunning slower-growing utility companies. Modest earnings growth, coupled with possible deregulation in the utility sector, has left these stocks at the bottom of most investors' wish lists.

[PHOTO]

PORTFOLIO MANAGER
JOHN W. MOSCHBERGER


--------------------------------------------------------------------------------
S&P 500 INDEX COMPOSITION

                             12/31/96       12/31/95
                             --------       --------
Consumer Growth                 29%            28%
Industrial                      16%            17%
Financial                       14%            12%
Technology                      13%            12%
Utility                         11%            13%
Energy                           9%            10%
Consumer Cyclicals               8%             8%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                             12/31/96
                             --------
General Electric               2.8%
Coca-Cola Co.                  2.3%
Exxon Corp.                    2.1%
Intel                          1.8%
Microsoft                      1.7%
Merck & Co.                    1.7%
Philip Morris                  1.6%
Royal Dutch Petroleum          1.6%
IBM                            1.4%
Procter & Gamble               1.3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

    EQUITY INCOME PORTFOLIO

PERFORMANCE SUMMARY.

Over the past year, your Portfolio returned 21.7%, outperforming the Lipper
(VIP) Equity Income Average, 18.9%. (SOURCE: LIPPER ANALYTICAL SERVICES.)

1996 ended up another strong performance year for your Portfolio. While trailing similar funds in variable life and annuity products for most of the year, your Portfolio rebounded decisively later in the year to beat the average fund. Your Portfolio has also outpaced the average similar fund since inception (2/88).

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE        SINCE
                                       YEAR      YEARS     YEARS     INCEPTION*
--------------------------------------------------------------------------------
 EQUITY INCOME(1)                      21.74%    14.54%    15.15%      14.56%
--------------------------------------------------------------------------------
 LIPPER (VIP) EQUITY INCOME AVG.(2)    18.97%    16.32%    15.26%      13.82%
--------------------------------------------------------------------------------
 S&P 500(3)                            22.95%    19.65%    15.20%      15.63%
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO INCEPTION DATE: 2/19/88.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION

$36,070  S&P 500(3)

$33,233  EQUITY INCOME (1)

[GRAPH]
--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S FIRST CALENDAR MONTH OF PERFORMANCE.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) EQUITY INCOME AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500.

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


PERFORMANCE REVIEW.

WE WERE EARLY -- AND WE WERE RIGHT! While we finished 1996 on a very strong note, we had a slow start.

Throughout 1996, we invested in industrial companies such as steel manufacturers and airlines; we think their current financial health is the best in years. While it took some time for the stock market to share our viewpoint, investors did begin to focus on industrial companies by the end of 1996. We believe that investor interest in industrial companies will continue for quite some time.

SECURITIES BROKERAGES SCORE BIG GAINS. Low interest rates, strong stock market performance and new government regulations helped securities brokerage firms post strong performance in 1996.

STRATEGY SESSION.

SECURITIES BROKERAGES ARE A BARGAIN. The Portfolio's largest investments are in financial stocks (33% of assets). Within this group, we especially like securities brokerages such as Lehman Brothers, for two reasons. First, the Federal Reserve has recently implemented new regulations permitting banks to be more involved in investment banking, which have made securities brokerage firms attractive acquisition targets. Second, they're quite inexpensive. Despite their excellent financial health, fears of a stock market correction are keeping their stock prices low.

TAKING STOCK IN REAL ESTATE. Within our financial stocks, we also like Real Estate Investment Trusts (REITs) -- which are publicly traded shares in real estate properties. More and more investors seemed to discover that REITs could benefit nicely from the increasing trend toward the securitization of real estate.


OUTLOOK

PORTFOLIO MANAGER
WARREN E. SPITZ

LOOKING FOR A SHIFT BACK TO VALUE.

"If there's one truism about stock markets, it's that they run in cycles. No single type of stock does well at all times. In a given period, value stocks may lead the market, and then growth stocks will take the lead. For the past several years, we've been in a cycle where growth stocks -- those of large, fast-growing companies -- have consistently outperformed value stocks.

"I believe the cycle for growth stocks is almost over, partly because consumer companies are losing their power to raise prices. Today's consumers want value. In many instances, this translates to lower prices for consumer products and narrower profits for consumer companies. At the same time, industrial companies seem to be gaining pricing power.

"To me, this signals a fundamental shift back to value. The industrial stocks -- steel companies, airlines, trucking companies and aluminum producers are typical value stocks, and are extremely underpriced when compared with the consumer growth companies.

"What will accelerate this great shift in the market? It could be stronger economic growth. But we may not have to wait for that. The prices of industrial stocks versus the prices of consumer stocks have been driven so low that they might just snap back. In November, for example, even without a major economic catalyst, steel stocks rose 5% in a single day. It can happen that quickly."

[PHOTO]

PORTFOLIO MANAGER
WARREN E. SPITZ

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                             12/31/96       12/31/95
                             --------       --------
Finance                         33%            27%
Technology                      15%            15%
Industry                        14%            26%
Consumer Growth                 11%             8%
Consumer Cyclical                9%             6%
Energy                           8%             8%
Utility                          4%             4%
Cash                             4%             6%
U.S. Treasury Bonds              2%             0%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                             12/31/96
                             --------
IBM                            5.1%
Lehman Bros.                   4.0%
Elf Aquitaine                  4.0%
Equity Residential             3.6%
Chrysler Corp.                 3.0%
Crescent Real Estate           2.8%
USX-U.S. Steel                 2.7%
Westinghouse Electric          2.4%
Northrop Grumman               2.4%
AMR Corp.                      2.4%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

    EQUITY PORTFOLIO

PERFORMANCE SUMMARY.

In 1996, your Portfolio returned 18.5%. This was high in absolute terms -- in fact, such a return would have surpassed the performance of the broad U.S. stock market in more than half of the past 50 years, a period when the stock market rose an average of 12.6% a year. (SOURCE: IBBOTSON ASSOCIATES.) 1996, however, was such an extraordinary year for the stock market that your Portfolio's returns slightly trailed both the S&P 500 Index (23.0%) and the average stock mutual fund [Lipper (VIP) Growth Average, 19.8%. (SOURCE: LIPPER ANALYTICAL SERVICES.)]

Despite mildly underperforming in 1996, your Portfolio has delivered consistently solid returns over the long term. In fact, over the past 3, 5 and 10 years, it has outperformed similar funds, as the accompanying table shows.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE      TEN
                                       YEAR      YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
 EQUITY(1)                             18.52%    16.94%    17.34%    15.16%
--------------------------------------------------------------------------------
 LIPPER (VIP) GROWTH AVG.(2)           19.81%    16.04%    13.68%    14.26%
--------------------------------------------------------------------------------
 S&P 500(3)                            22.95%    19.65%    15.20%    15.26%
--------------------------------------------------------------------------------
EQUITY PORTFOLIO INCEPTION DATE: 5/1/83.


--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

$41,396  S&P 500(3)

$41,027  EQUITY(1)

[GRAPH]
--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S FIRST CALENDAR MONTH OF PERFORMANCE.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earning book value and cash flow.


PERFORMANCE REVIEW.

CASH HELD US BACK. Our performance in 1996 would have been better had we not held so much cash. As value investors, though, we like to buy stocks only when they're inexpensive.

As the stock market rose higher and higher over the past year, we found fewer and fewer stocks that met our "value" investment criteria. In short, we didn't find enough good bargains to buy.

Instead of abandoning our time-tested investment approach -- and buying stocks at prices that we felt were too expensive -- we kept about a quarter of the Portfolio's assets in cash.

Since "cash" earns only short-term interest rates, about 5%, holding even a small portion of assets in cash in a year when the stock market returns 23% will constrain performance. However, we believe that it's better to underperform by taking too little risk than too much.

STRATEGY SESSION.

This Portfolio is managed with a "deep value" investment style. As such, it tends to focus on "out of favor" stocks.

FINANCIAL COMPANIES STILL TOP OUR LIST. We didn't make any major shifts to the Portfolio's investment strategy in 1996. We continued to invest heavily in the stocks of financial companies (28% of assets, up from 25% last year), including banks, insurance companies and financial services firms. In recent years, demand for financial assets such as stocks and bonds has risen significantly. If this trend continues, companies in financial businesses should become far more valuable than their current prices reflect. While the stocks of many of these companies, such as Travelers, American Express and Dean Witter Discover, have soared in the past year, they're still priced at a discount compared to the overall stock market.

WE FAVOR INDUSTRIAL COMPANIES. We also continue to like some industrial companies (12% of assets, up from 10% a year ago), especially paper and forest products companies. Currently, few other investors share our enthusiasm for these companies. The stock prices are low because paper produced prices have been weak, negatively impacting paper companies earnings. In our judgment, though, these negatives are already reflected in the stock prices. We believe that the next likely move in the prices of paper products is upwards, which should translate into strong performance from these stocks.


OUTLOOK

PORTFOLIO MANAGER
THOMAS R. JACKSON

THIS IS NOT A VALUE INVESTOR'S DREAM.

"We're in the sixth year of a bull market in stocks. By now, most of the undervalued stocks have been discovered by investors, and there are not a lot of extraordinarily cheap stocks left. Furthermore, as the economic expansion has aged (in tandem with the market), growth in corporate profits is taking place in a narrowing group of companies -- predominantly large, growing technology and consumer product companies.

"As a result, a relatively narrow group of ever more expensive growth companies has been leading the stock market higher. This is not a value investor's dream.

"In the meantime, I will continue to look for stocks priced low enough to compensate for the risk that makes them cheap. I'm just not finding a lot of them right now. The market eventually always offers opportunities, though. With a little patience, I should get a chance eventually to buy some very cheap stocks again."

[PHOTO]

PORTFOLIO MANAGER
THOMAS R. JACKSON

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
                             12/31/96       12/31/95
                             --------       --------
Finance                         28%            25%
Cash                            24%            20%
Industry                        12%            10%
Consumer Cyclical               12%            12%
Technology                       7%             9%
Consumer Growth                  6%            14%
Energy                           6%             6%
Utility                          5%             4%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                             12/31/96
                             --------
Loews                          3.1%
Chrysler Corp.                 2.7%
American Express               2.6%
Chubb Corp.                    2.5%
Elf Aquitane                   2.3%
Dean Witter Discover           2.2%
Digital Equipment              2.2%
Williamette Inds.              1.8%
Travelers Group                1.7%
Dillard Department Stores      1.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

    PRUDENTIAL JENNISON PORTFOLIO

PERFORMANCE SUMMARY.

Over the past year, your Portfolio returned 14.4%, trailing both the Lipper
(VIP) Growth Average (19.8%) and the S&P 500 Index (23.0%). (SOURCE: LIPPER ANALYTICAL SERVICES.)

The Portfolio owned some of the best - performing large stocks in 1996, including Intel, Microsoft, Cisco Systems, Gillette, Boeing and Disney. We also had sizable investments in mid-cap stocks as well, though, and these were much more treacherous.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE        SINCE
                                       YEAR      YEARS     YEARS     INCEPTION*
--------------------------------------------------------------------------------
 PRUDENTIAL JENNISON(1)                14.41%     --        --         22.51%
--------------------------------------------------------------------------------
 LIPPER (VIP) GROWTH AVG.(2)           19.81%     --        --         23.92%
--------------------------------------------------------------------------------
 S&P 500(3)                            22.95%     --        --         25.87%
--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO INCEPTION DATE: 5/1/95.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION

$14,395  S&P 500(3)

$13,792  PRUDENTIAL JENNISON(1)

[GRAPH]
--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S FIRST CALENDAR MONTH OF PERFORMANCE.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
This Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


PERFORMANCE REVIEW.

WINNERS FOR THE YEAR: BLUE CHIPS. We invest in mid-sized and large companies. We were pleased to see stocks of large companies lead the stock market last year, driven by strong flows into mutual funds (particularly index funds, which hold large, established companies). Foreign investors also bought U.S. blue chip stocks. Our holdings in large-company stocks contributed to much of your Portfolio's gains last year.

MEDIOCRE YEAR FOR STOCKS OF MID-SIZED COMPANIES. While blue chips had a terrific year, stocks of mid-sized companies had a more uneven record. We held a quarter to a third of assets in medium-sized companies. Investing in these stocks last year was like walking through a minefield -- investors severely punished even the slightest misstep in quarterly earnings expectations. Our holdings of mid-sized growth stocks hurt the Portfolio's performance significantly in 1996.

STRATEGY SESSION.

STILL COMMITTED TO TECHNOLOGY. We remain long-term investors in technology, and have 33% of the Portfolio invested there now. This sector includes some of the fastest-growing companies in the world, such as Microsoft and Intel.

Unfortunately, growth does not always follow a straight line, as the sharp ups and downs in technology stock prices in 1996 demonstrated. In the beginning of the year, a number of key technology industries -- personal computers, cellular telephones, semiconductors -- had temporary excess inventories. This resulted in disappointing earnings for the second quarter. Investors -- who had paid significant premiums to buy these pricey stocks -- were unforgiving, selling their stakes and driving down prices severely in June and July. While our large technology holdings suffered, we remained optimistic. Inventories, we figured, would soon return to normal, and, more importantly, demand for technology products was healthy.

In time, the market accepted our longer-term view. By October, investors had once again bid up the prices of the technology stocks that they had only months earlier driven down so harshly. As the year closed, our technology holdings finished in positive territory and helped contribute to the Portfolio's performance. It has therefore made sense to maintain a patient outlook and hold on to our stocks.

OTHER AREAS OF EMPHASIS: In addition to our technology focus, the Portfolio is currently emphasizing stocks of consumer companies, health care companies and intermediate goods and services providers. Several large positions in consumer stocks reached full valuation and were sold during the fourth quarter. We remain fully invested.


OUTLOOK

PORTFOLIO MANAGER
DAVID T. POIESZ

STILL EXCITED ABOUT GROWTH.

"We think the long term is indeed bright. If inflation remains low and economic growth modest, interest rates should continue to be favorable. While a stock market correction can occur at any time (especially since we haven't had one in six years), we believe the long-term underpinnings of the U.S. stock market are solid.

"I see improving federal government deficits, increased savings rates for baby boomers with 15 to 20 years to go before retirement, and few other attractive alternative investments.

"That's what's powered stock prices to today's historical levels, and I don't see these conditions changing in the immediate future."

[PHOTO]

PORTFOLIO MANAGER
DAVID T. POIESZ

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                             12/31/96       12/31/95
                             --------       --------
Technology                      33%            37%
Consumer Staples                19%            18%
Health care                     14%            16%
Goods and Services              14%            11%
Financial Services              10%             7%
Capital Spending                 4%             4%
Energy                           3%             1%
Cash                             3%             6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                             12/31/96
                             --------
Intel Corp.                    3.3%
Boeing Co.                     3.2%
Disney Co.                     2.7%
Microsoft Corp.                2.5%
Hewlett-Packard Co.            2.5%
Cisco Systems Inc.             2.4%
3Com Corp.                     2.4%
Gillette Corp.                 2.4%
Reuters Holdings               2.2%
MGIC Investment Corp.          2.1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

    GLOBAL PORTFOLIO

PERFORMANCE SUMMARY.

1996 was a very strong year for your Portfolio. In fact, with a return of 20.0%, your Portfolio surpassed both the Lipper (VIP) Global Average (18.5%) and the MSCI World Index (14.0%). (SOURCE: LIPPER ANALYTICAL SERVICES.)

1996 was just a continuation of your Portfolio's solid long-term performance. In addition to this past year, your Portfolio has outperformed the average global fund in variable life and annuity products for the past five-year period as well as since its inception (9/88).

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1996

                                       ONE       THREE     FIVE        SINCE
                                       YEAR      YEARS     YEARS     INCEPTION*
--------------------------------------------------------------------------------
 GLOBAL(1)                             19.97%    9.76%     12.82%      10.51%
--------------------------------------------------------------------------------
 LIPPER (VIP) GLOBAL AVG.(2)           18.48%    9.99%     11.38%      11.01%
--------------------------------------------------------------------------------
 MORGAN STANLEY WORLD INDEX(3)         14.00%    13.45%    11.38%      10.17%
--------------------------------------------------------------------------------
GLOBAL PORTFOLIO INCEPTION DATE: 9/19/88.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION

$22,647  GLOBAL(1)

$22,230  MSCI WORLD INDEX (3)

[GRAPH]
--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S FIRST CALENDAR MONTH OF PERFORMANCE.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GLOBAL AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE MORGAN STANLEY WORLD INDEX IS A WEIGHTED INDEX COMPRISED OF APPROXIMATELY 1,500 COMPANIES LISTED ON THE STOCK EXCHANGES OF THE U.S.A., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE COMBINED MARKET CAPITALIZATION OF THESE COMPANIES REPRESENTS APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE STOCK EXCHANGES IN THE COUNTRIES COMPRISING THE WORLD INDEX. THE WORLD INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE WORLD INDEX MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE WORLD INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF GLOBAL FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[CHART]

LOW RISK
FIXED INCOME
BALANCED
HIGH YIELD BOND
DIVERSIFIED STOCK
SPECIALIZED
HIGH RISK
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE
This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.


PERFORMANCE REVIEW.

EUROPEAN MULTINATIONALS POST GAINS. We saw good results from our European holdings (39% of assets). Given the fragile European economic recovery, we wisely invested in companies that had strong international revenues.

RIGHT SECTORS, RIGHT STOCKS IN THE U.S. Although we were under- weighted in the U.S. (21% of assets), we held some of the best-performing types of stocks -- technology and telecommunications stocks.

HONG KONG LEADS THE PACIFIC RIM. We were also successful in the Pacific Rim. We saw our best returns from our holdings in Hong Kong and remain optimistic about growth prospects there. On the other hand, we were held back by our Japanese holdings. Quite simply, we were wrong about 1996 being the end of Japan's longest-lasting postwar economic slump.

STRATEGY SESSION.

WE'RE CAUTIOUS ABOUT THE UNITED STATES NOW. While the U.S. stock market served the Portfolio well last year, we've turned cautious recently, now that U.S. stock prices are at such exceptionally high levels. We're keeping our U.S. stock holdings low (21% of assets) -- about half of their representation in the widely watched MSCI World Index, our performance yardstick.

WE'RE MORE OPTIMISTIC ABOUT HONG KONG. While we think it will be difficult for Hong Kong to duplicate its strong returns of 1996 next year, we remain optimistic about growth prospects there. With its strong trade ties to China, Hong Kong stands to gain the most from the growth of the burgeoning Chinese economy. As more and more of the 1.1 billion people in mainland China prosper and develop middle-class tastes, Hong Kong companies such as Guoco Group and New World Development are likely to supply the goods and services they'll crave.

QUESTION MARKS: JAPAN AND CONTINENTAL EUROPE. We like the stock markets in these regions. We're finding more values there than in the U.S. stock market. Still, we're concerned: In both Japan and continental Europe, economic growth remains weak. On the plus side, any signs of economic strength in 1997 could bolster investors' interest in these markets and drive stock prices up. Since the tide can turn either way, we're keeping our holdings in Japan (14%) and continental Europe (26%) at moderate levels.


OUTLOOK

PORTFOLIO MANAGER
DAN J. DUANE

THE STORY OF 1997: FOREIGN MARKETS

"Stock prices are high in the United States, and so are the expectations of most investors. For example, when a U.S. company recently announced that earnings were up only 50%, the stock sold off heavily. Overseas, it's the exact opposite. Prices are low, and so are expectations -- they're so low, in fact, that investors are responding very favorably to any good news. For example, when a Finnish company recently announced positive quarterly earnings after two disappointing quarters, its stock price rose a full 10%. To me, that's a better stock market.

"I know I've been predicting the outperformance of foreign markets over the U.S. market for some time now, and it hasn't happened yet. Seldom have stock market prices and investor expectations between the United States and the rest of the world been so divergent. However, the case is stronger for investor sentiment to shift away from U.S. stocks and into foreign stocks.

"That will be the story of 1997."

[PHOTO]

PORTFOLIO MANAGER
DANIEL J. DUANE

--------------------------------------------------------------------------------
GEOGRAPHIC ALLOCATION

                             12/31/96       12/31/95
                             --------       --------
Continental Europe             26%            20%
United States                  21%            23%
Japan                          14%            17%
Pacific Basin                  13%            17%
United Kingdom                 13%            11%
Cash                            6%             6%
Australia                       4%             5%
Mexico                          2%             1%
Other                           1%             0%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                             12/31/96
                             --------
Microsoft Corp.                2.4%
Siebe PLC                      2.2%
Hennes & Mauritz               2.1%
Carrefour Supermarche          2.0%
GKN PLC Guest Keen             1.9%
Sony Corp.                     1.9%
Guoco Group Ltd.               1.9%
Brambles Industry              1.9%
New World Development          1.9%
Oracle Corp.                   1.8%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments (amortized cost:
      $663,894,267)............................  $  663,894,267
    Cash.......................................             864
    Interest receivable........................       5,663,807
                                                 --------------
      Total Assets.............................     669,558,938
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         653,175
    Accrued expenses...........................         137,642
                                                 --------------
      Total Liabilities........................         790,817
                                                 --------------
  NET ASSETS...................................  $  668,768,121
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      668,768
      Paid-in capital in excess of par.........     668,099,353
                                                 --------------
    Net assets, December 31, 1996..............  $  668,768,121
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 66,876,812 outstanding shares of
      common stock (authorized 200,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Interest...................................  $    34,610,969
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,495,613
    Shareholders' reports......................          140,000
    Accounting fees............................           87,000
    Custodian expense..........................           32,000
    Audit fees.................................           10,700
    Directors' fees............................            2,000
    Legal fees.................................              400
    Miscellaneous expenses.....................               21
                                                 ---------------
                                                       2,767,734
                                                 ---------------
  NET INVESTMENT INCOME........................       31,843,235
                                                 ---------------
  NET REALIZED GAIN ON INVESTMENTS
    Net realized gain on investments...........            1,246
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    31,844,481
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     31,843,235     $    33,920,243
    Net realized gain on investments.......................................................              1,246                  --
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         31,844,481          33,920,243
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (31,843,235)        (33,920,243)
    Distributions from net realized capital gains..........................................             (1,246)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (31,844,481)        (33,920,243)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [18,464,400 and 13,987,392 shares, respectively]....................        184,644,000         139,873,920
    Capital stock issued in reinvestment of dividends and distributions [3,184,448 and
     3,392,024 shares, respectively].......................................................         31,844,481          33,920,243
    Capital stock repurchased [(16,104,000) and (14,375,600) shares, respectively].........       (161,040,000)       (143,756,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         55,448,481          30,038,163
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         55,448,481          30,038,163
  NET ASSETS:
    Beginning of year......................................................................        613,319,640         583,281,477
                                                                                             ------------------  -------------------
    End of year............................................................................   $    668,768,121     $   613,319,640
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $729,261,513)............................  $  743,439,495
    Cash.......................................             457
    Interest and dividends receivable..........      11,451,464
    Receivable for investments sold short (Note
      2).......................................      26,546,678
                                                 --------------
      Total Assets.............................     781,438,094
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      33,940,503
    Investments sold short at value (proceeds
      $26,546,678 including accrued interest)
      (Note 2).................................      26,310,748
    Payable to investment adviser..............         721,625
    Accrued expenses...........................         150,054
    Payable for capital stock repurchased......          98,583
                                                 --------------
      Total Liabilities........................      61,221,513
                                                 --------------
  NET ASSETS...................................  $  720,216,581
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      650,871
      Paid-in capital, in excess of par........     699,963,944
                                                 --------------
                                                    700,614,815
    Undistributed net investment income........       2,057,193
    Accumulated net realized gains on
      investments..............................       3,130,661
    Net unrealized appreciation on
      investments..............................      14,413,912
                                                 --------------
    Net assets, December 31, 1996..............  $  720,216,581
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 65,087,090 outstanding shares of
      common stock (authorized 200,000,000
      shares)..................................  $        11.07
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Interest...................................  $    49,692,559
    Dividends..................................           89,819
                                                 ---------------
                                                      49,782,378
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,713,429
    Shareholders' reports......................          205,000
    Accounting fees............................           85,000
    Custodian expense..........................           43,000
    Audit fees.................................           11,600
    Directors' fees............................            2,000
    Legal fees.................................              500
    Miscellaneous expenses.....................              332
                                                 ---------------
      Total expenses...........................        3,060,861
    Less: custodian fee credit.................           (5,308)
                                                 ---------------
      Net expenses.............................        3,055,553
                                                 ---------------
  NET INVESTMENT INCOME........................       46,726,825
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........        3,227,785
    Net change in unrealized appreciation on:
      Investments..............................      (19,084,958)
      Short sales..............................          235,930
                                                 ---------------
                                                     (18,849,028)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (15,621,243)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    31,105,582
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     46,726,825     $    41,106,435
    Net realized gain on investments.......................................................          3,227,785           3,945,376
    Net change in unrealized appreciation on investments and short sales...................        (18,849,028)         65,195,088
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         31,105,582         110,246,899
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (44,766,756)        (40,773,047)
    Distributions from net realized capital gains..........................................                 --          (1,426,845)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (44,766,756)        (42,199,892)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [7,068,417 and 3,596,587 shares, respectively]......................         78,594,183          39,971,262
    Capital stock issued in reinvestment of dividends and distributions [4,117,675 and
     3,793,654 shares, respectively].......................................................         44,766,756          42,199,892
    Capital stock repurchased [(4,070,327) and (3,376,822) shares, respectively]...........        (45,319,610)        (36,030,334)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         78,041,329          46,140,820
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         64,380,155         114,187,827
  NET ASSETS:
    Beginning of year......................................................................        655,836,426         541,648,599
                                                                                             ------------------  -------------------
    End of year............................................................................   $    720,216,581     $   655,836,426
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $415,325,778)............................  $  426,625,805
    Interest and dividends receivable..........       7,497,949
    Receivable for investments sold............       1,000,000
                                                 --------------
      Total Assets.............................     435,123,754
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       1,250,766
    Payable to investment adviser..............         584,614
    Accrued expenses and other liabilities.....         421,499
                                                 --------------
      Total Liabilities........................       2,256,879
                                                 --------------
  NET ASSETS...................................  $  432,866,875
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      550,197
      Paid-in capital in excess of par.........     442,651,885
                                                 --------------
                                                    443,202,082
    Accumulated net realized losses on
      investments..............................     (21,635,234)
    Net unrealized appreciation on
      investments..............................      11,300,027
                                                 --------------
    Net assets, December 31, 1996..............  $  432,866,875
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 55,019,693 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $         7.87
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Interest...................................  $    41,382,142
    Dividends..................................          574,685
                                                 ---------------
                                                      41,956,827
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,192,765
    Accounting fees............................          166,000
    Shareholders' reports......................          141,000
    Custodian expense..........................           61,200
    Audit fees.................................            6,800
    Directors' fees............................            2,000
    Legal fees.................................              300
    Miscellaneous expenses.....................               53
                                                 ---------------
      Total expenses...........................        2,570,118
    Less: custodian fee credit.................          (38,238)
                                                 ---------------
      Net expenses.............................        2,531,880
                                                 ---------------
  NET INVESTMENT INCOME........................       39,424,947
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........       (1,288,395)
    Net change in unrealized appreciation on
      investments..............................        4,580,936
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        3,292,541
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    42,717,488
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     39,424,947     $    34,801,907
    Net realized loss on investments.......................................................         (1,288,395)        (14,399,977)
    Net change in unrealized appreciation on investments...................................          4,580,936          33,692,744
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         42,717,488          54,094,674
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................        (39,126,995)        (36,032,307)
    Dividends in excess of net investment income...........................................           (495,859)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS........................................................................        (39,622,854)        (36,032,307)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [5,685,336 and 4,596,182 shares, respectively]......................         45,754,000          36,443,000
    Capital stock issued in reinvestment of dividends [5,088,084 and 4,650,470 shares,
     respectively].........................................................................         39,622,854          36,032,307
    Capital stock repurchased [(2,919,156) and (3,656,896) shares, respectively]...........        (23,514,000)        (28,853,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         61,862,854          43,622,307
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         64,957,488          61,684,674
  NET ASSETS:
    Beginning of year......................................................................        367,909,387         306,224,713
                                                                                             ------------------  -------------------
    End of year............................................................................   $    432,866,875     $   367,909,387
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $1,054,471,251)..........................  $1,587,648,210
    Cash.......................................           1,473
    Interest and dividends receivable..........       2,655,364
    Receivable for investments sold............       1,824,157
                                                 --------------
      Total Assets.............................   1,592,129,204
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       8,163,338
    Payable to investment adviser..............       1,337,596
    Due to broker -- variation margin..........         937,100
    Accrued expenses...........................         259,878
    Payable for capital stock repurchased......          50,985
                                                 --------------
      Total Liabilities........................      10,748,897
                                                 --------------
  NET ASSETS...................................  $1,581,380,307
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      665,994
      Paid-in capital in excess of par.........   1,047,578,597
                                                 --------------
                                                  1,048,244,591
    Distributions in excess of net realized
      gains on investments.....................        (757,443)
    Net unrealized appreciation on
      investments..............................     533,893,159
                                                 --------------
    Net assets, December 31, 1996..............  $1,581,380,307
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 66,599,412 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        23.74
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Dividends (net of $136,635 foreign
      withholding tax).........................  $    27,163,285
    Interest...................................        2,879,860
                                                 ---------------
                                                      30,043,145
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,488,042
    Shareholders' reports......................          445,000
    Accounting fees............................           73,000
    Custodian expense..........................           43,000
    Audit fees.................................           21,700
    Directors' fees............................            2,000
    Legal fees.................................              900
    Miscellaneous expenses.....................               48
                                                 ---------------
                                                       5,073,690
                                                 ---------------
  NET INVESTMENT INCOME........................       24,969,455
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        6,152,350
      Futures..................................        6,312,835
                                                 ---------------
                                                      12,465,185
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      225,458,987
      Futures..................................        1,063,850
                                                 ---------------
                                                     226,522,837
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      238,988,022
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   263,957,477
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     24,969,455     $    18,865,378
    Net realized gain on investments.......................................................         12,465,185          12,159,728
    Net change in unrealized gain on investments...........................................        226,522,837         225,882,882
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        263,957,477         256,907,988
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (25,100,782)        (18,734,051)
    Distributions from net realized capital gains..........................................        (17,273,757)         (7,293,493)
    Distributions in excess of net realized capital gains..................................           (196,333)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (42,570,872)        (26,027,544)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [14,156,009 and 7,147,197 shares, respectively].....................        310,087,550         130,752,103
    Capital stock issued in reinvestment of dividends and distributions [1,875,670 and
     1,331,092 shares, respectively].......................................................         42,570,872          26,027,544
    Capital stock repurchased [(1,109,676) and (1,230,332) shares, respectively]...........        (23,942,788)        (20,916,230)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        328,715,634         135,863,417
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        550,102,239         366,743,861
  NET ASSETS:
    Beginning of year......................................................................      1,031,278,068         664,534,207
                                                                                             ------------------  -------------------
    End of year............................................................................   $  1,581,380,307     $ 1,031,278,068
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $1,104,105,583)..........................  $1,352,232,781
    Receivable for investments sold............       7,458,659
    Interest and dividends receivable..........       6,009,058
    Other assets...............................           6,336
                                                 --------------
      Total Assets.............................   1,365,706,834
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       1,320,276
    Bank overdraft.............................         591,012
    Accrued expenses...........................         233,969
    Payable for investments purchased..........          86,962
                                                 --------------
      Total Liabilities........................       2,232,219
                                                 --------------
  NET ASSETS...................................  $1,363,474,615
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      736,622
      Paid-in capital in excess of par.........   1,108,759,148
                                                 --------------
                                                  1,109,495,770
    Undistributed net investment income........         135,860
    Accumulated net realized gains on
      investments..............................       5,715,787
    Net unrealized appreciation on
      investments..............................     248,127,198
                                                 --------------
    Net assets, December 31, 1996..............  $1,363,474,615
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 73,662,222 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        18.51
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Dividends (net of $421,846 foreign
      withholding tax).........................  $    41,128,940
    Interest...................................        5,218,900
                                                 ---------------
                                                      46,347,840
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,863,078
    Shareholders' reports......................          472,000
    Accounting fees............................           92,000
    Audit fees.................................           20,000
    Custodian expense..........................           10,000
    Directors' fees............................            2,000
    Legal fees.................................              800
    Miscellaneous expenses.....................              356
                                                 ---------------
      Total expenses...........................        5,460,234
    Less: custodian fee credit.................           (1,112)
                                                 ---------------
      Net expenses.............................        5,459,122
                                                 ---------------
  NET INVESTMENT INCOME........................       40,888,718
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       35,305,154
    Net change in unrealized appreciation on
      investments..............................      167,448,548
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      202,753,702
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   243,642,420
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     40,888,718     $    39,916,318
    Net realized gain on investments.......................................................         35,305,154          61,266,793
    Net change in unrealized appreciation on investments...................................        167,448,548          90,522,832
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        243,642,420         191,705,943
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (49,702,706)        (38,782,405)
    Distributions from net realized capital gains..........................................        (35,958,853)        (46,564,566)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (85,661,559)        (85,346,971)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,768,657 and 4,803,598 shares, respectively]......................         65,526,000          76,990,000
    Capital stock issued in reinvestment of dividends and distributions [4,848,028 and
     5,213,794 shares, respectively].......................................................         85,661,559          85,346,971
    Capital stock repurchased [(3,172,167) and (1,152,259) shares, respectively]...........        (55,657,000)        (18,404,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         95,530,559         143,932,971
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        253,511,420         250,291,943
  NET ASSETS:
    Beginning of year......................................................................      1,109,963,195         859,671,252
                                                                                             ------------------  -------------------
    End of year............................................................................   $  1,363,474,615     $ 1,109,963,195
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $3,719,947,601)..........................  $4,801,952,766
    Cash.......................................          12,981
    Interest and dividends receivable..........      12,084,765
    Receivable for investments sold............       6,185,603
                                                 --------------
      Total Assets.............................   4,820,236,115
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       5,284,247
    Accrued expenses...........................         815,009
    Payable for capital stock repurchased......         167,783
                                                 --------------
      Total Liabilities........................       6,267,039
                                                 --------------
  NET ASSETS...................................  $4,813,969,076
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,785,273
      Paid-in capital in excess of par.........   3,694,408,950
                                                 --------------
                                                  3,696,194,223
    Undistributed net investment income........       3,240,354
    Accumulated net realized gains on
      investments..............................      32,529,334
    Net unrealized appreciation on
      investments..............................   1,082,005,165
                                                 --------------
    Net assets, December 31, 1996..............  $4,813,969,076
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 178,527,300 outstanding shares
      of common stock (authorized 200,000,000
      shares)..................................  $        26.96
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Dividends (net of $912,241 foreign
      withholding tax).........................  $    71,930,568
    Interest...................................       57,390,582
                                                 ---------------
                                                     129,321,150
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       19,216,733
    Shareholders' reports......................        1,485,000
    Custodian expense..........................          136,400
    Accounting fees............................           93,000
    Audit fees.................................           71,800
    Legal fees.................................            2,900
    Directors' fees............................            2,000
    Miscellaneous expenses.....................              173
                                                 ---------------
      Total expenses...........................       21,008,006
    Less: custodian fee credit.................          (65,416)
                                                 ---------------
      Net expenses.............................       20,942,590
                                                 ---------------
  NET INVESTMENT INCOME........................      108,378,560
                                                 ---------------
  NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      344,166,641
      Foreign currencies.......................          (16,774)
                                                 ---------------
                                                     344,149,867
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      282,404,303
      Foreign currencies.......................            6,569
                                                 ---------------
                                                     282,410,872
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      626,560,739
                                                 ---------------
  NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS....................  $   734,939,299
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    108,378,560     $    73,682,361
    Net realized gain on investments and foreign currencies................................        344,149,867         234,571,951
    Net change in unrealized appreciation on investments and foreign currencies............        282,410,872         553,122,748
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        734,939,299         861,377,060
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (107,745,221)        (71,456,482)
    Distributions from net realized capital gains..........................................       (422,203,368)       (132,219,093)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (529,948,589)       (203,675,575)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [13,547,538 and 15,687,254 shares, respectively]....................        368,210,773         374,478,697
    Capital stock issued in reinvestment of dividends and distributions [20,011,095 and
     8,038,373 shares, respectively].......................................................        529,948,589         203,675,575
    Capital stock repurchased [(3,776,507) and (1,673,110) shares, respectively]...........       (102,985,123)        (39,823,647)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        795,174,239         538,330,625
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................      1,000,164,949       1,196,032,110
  NET ASSETS:
    Beginning of year......................................................................      3,813,804,127       2,617,772,017
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,813,969,076     $ 3,813,804,127
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                              PRUDENTIAL JENNISON

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $204,769,558)............................  $  230,427,402
    Cash.......................................         397,490
    Receivable for investments sold............         646,413
    Interest and dividends receivable..........         189,641
                                                 --------------
      Total Assets.............................     231,660,946
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,759,087
    Payable to investment adviser..............         311,027
    Accrued expenses...........................          47,684
                                                 --------------
      Total Liabilities........................       5,117,798
                                                 --------------
  NET ASSETS...................................  $  226,543,148
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      158,165
      Paid-in capital in excess of par.........     203,756,863
                                                 --------------
                                                    203,915,028
    Undistributed net investment income........          62,787
    Accumulated net realized losses on
      investments..............................      (3,092,511)
    Net unrealized appreciation on
      investments..............................      25,657,844
                                                 --------------
    Net assets, December 31, 1996..............  $  226,543,148
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 15,816,529 outstanding shares of
      common stock (authorized 50,000,000
      shares)..................................  $        14.32
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Dividends (net of $22,553 foreign
      withholding tax).........................  $       922,433
    Interest...................................          252,927
                                                 ---------------
                                                       1,175,360
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          821,423
    Shareholders' reports......................           40,000
    Accounting fees............................           28,000
    Custodian expense..........................           14,000
    Audit fees.................................            2,700
    Directors' fees............................            2,000
    Miscellaneous expenses.....................            1,143
    Legal fees.................................              100
                                                 ---------------
      Total expenses...........................          909,366
    Less: custodian fee credit.................           (4,670)
                                                 ---------------
      Net expenses.............................          904,696
                                                 ---------------
  NET INVESTMENT INCOME........................          270,664
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........       (3,092,511)
    Net change in unrealized appreciation on
      investments..............................       21,613,425
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       18,520,914
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    18,791,578
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                   APRIL 25, 1995
                                                                                                                  (COMMENCEMENT OF
                                                                                                 YEAR ENDED      OPERATIONS) THROUGH
                                                                                             DECEMBER 31, 1996    DECEMBER 31, 1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        270,664     $        42,553
    Net realized gain (loss) on investments................................................         (3,092,511)            130,598
    Net change in unrealized appreciation on investments...................................         21,613,425           4,044,419
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         18,791,578           4,217,570
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................           (373,490)             (7,538)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Initial capitalization issued to The Prudential [-0- and 990,000 shares,
     respectively].........................................................................                 --           9,900,000
    Capital stock sold [11,292,685 and 4,215,890 shares, respectively].....................        151,529,000          51,219,000
    Capital stock issued in reinvestment of dividends [27,287 and 667 shares,
     respectively].........................................................................            373,490               7,538
    Capital stock repurchased [(531,868) and (188,132) shares, respectively]...............         (6,868,000)         (2,346,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        145,034,490          58,780,538
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        163,452,578          62,990,570
  NET ASSETS:
    Beginning of period....................................................................         63,090,570             100,000*
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    226,543,148     $    63,090,570
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

*Prior to April 25, 1995 (commencement of operations), the Portfolio issued 10,000 shares to The Prudential for $100,000.

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
  ASSETS
    Investments, at value (cost:
      $460,602,835)............................  $  571,212,501
    Foreign currency, at value (cost:
      $14,787,117).............................      14,798,221
    Receivable for investments sold............       4,069,896
    Forward currency contracts -- amount
      receivable from counterparties...........         692,778
    Dividends and interest receivable..........         483,593
    Other assets...............................         320,523
                                                 --------------
      Total Assets.............................     591,577,512
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       9,399,505
    Payable to investment adviser..............       1,044,630
    Accrued expenses and other liabilities.....         411,684
    Payable for capital stock repurchased......          91,654
                                                 --------------
      Total Liabilities........................      10,947,473
                                                 --------------
  NET ASSETS...................................  $  580,630,039
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      325,197
      Paid-in capital in excess of par.........     467,274,634
                                                 --------------
                                                    467,599,831
    Undistributed net investment income........       1,317,330
    Accumulated net realized gains on
      investments..............................         489,279
    Net unrealized appreciation on investments
      and foreign currencies...................     111,223,599
                                                 --------------
    Net assets, December 31, 1996..............  $  580,630,039
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 32,519,654 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        17.85
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Dividends (net of $555,343 foreign
      withholding tax).........................  $     6,536,733
    Interest...................................        1,063,491
                                                 ---------------
                                                       7,600,224
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,671,568
    Custodian expense..........................          400,000
    Shareholders' reports......................          190,000
    Accounting fees............................          177,000
    Audit fees.................................           41,000
    Directors' fees............................            2,000
    Legal fees.................................              200
    Miscellaneous expenses.....................            8,534
                                                 ---------------
                                                       4,490,302
                                                 ---------------
  NET INVESTMENT INCOME........................        3,109,922
                                                 ---------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................       15,872,383
      Foreign currencies.......................        3,900,113
                                                 ---------------
                                                      19,772,496
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       67,917,996
      Foreign currencies.......................       (2,616,550)
                                                 ---------------
                                                      65,301,446
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       85,073,942
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    88,183,864
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      3,109,922     $     1,620,950
    Net realized gain on investments and foreign currencies................................         19,772,496          13,763,168
    Net change in unrealized appreciation on investments and foreign currencies............         65,301,446          39,034,318
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         88,183,864          54,418,436
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (3,109,922)         (5,982,859)
    Distributions from net realized capital gains..........................................        (19,019,488)         (7,583,630)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (22,129,410)        (13,566,489)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [7,307,979 and 2,817,622 shares, respectively]......................        123,508,873          42,294,857
    Capital stock issued in reinvestment of dividends and distributions [1,310,966 and
     872,571 shares, respectively].........................................................         22,129,410          13,566,489
    Capital stock repurchased [1,820,909 and (2,794,423) shares, respectively].............        (30,587,232)        (41,558,737)
    Initial capitalization repurchased by The Prudential [(36,088) and (48,679) shares,
     respectively].........................................................................           (575,000)           (789,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        114,476,051          13,513,609
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        180,530,505          54,365,556
  NET ASSETS:
    Beginning of year......................................................................        400,099,534         345,733,978
                                                                                             ------------------  -------------------
    End of year............................................................................   $    580,630,039     $   400,099,534
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       A8

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
                                                        (000)         (NOTE 2)
                                                    -------------  --------------
COMMERCIAL PAPER -- 52.9%
  ABN-Amro Bank North America,
    5.300%, 02/28/97..............................  $       2,000  $    1,983,217
  American Brands, Inc.,
    5.320%, 01/14/97..............................          3,900       3,893,084
    5.340%, 02/11/97-03/12/97.....................          2,000       1,983,832
    6.000%, 01/22/97..............................          1,000         996,667
  American Express Credit Corp.,
    5.300%, 02/28/97..............................         14,482      14,360,472
  Aristar, Inc.,
    5.410%, 03/14/97..............................          2,000       1,978,661
    5.590%, 02/28/97..............................          4,500       4,460,171
  Avco Financial Services Inc,
    5.600%, 03/06/97..............................          5,000       4,951,000
  Avco Financial Services Inc.,
    5.440%, 02/28/97..............................          6,000       5,948,320
  Barton Capital Corp.,
    5.360%, 01/15/97..............................          1,300       1,297,484
    5.370%, 01/10/97..............................         13,000      12,984,487
    5.400%, 02/21/97..............................          2,000       1,985,000
    5.600%, 02/28/97..............................          1,000         991,133
  BHF Finance, Inc.,
    5.310%, 01/30/97..............................          7,000       6,971,090
  Bradford & Bingley Building Society,
    5.350%, 01/15/97..............................          5,000       4,990,340
  Caterpillar Financial Services Corp.,
    5.350%, 05/16/97-06/16/97.....................          5,000       4,886,610
  Ciba-Geigy Corp.,
    5.750%, 02/06/97..............................          1,000         994,410
  CIT Group Holdings, Inc.,
    5.350%, 03/31/97..............................          4,000       3,947,689
  Coca Cola Enterprises, Inc.,
    5.340%, 02/03/97..............................          4,000       3,981,013
  Colonial Pipeline Co.,
    5.750%, 01/27/97..............................          6,100       6,075,642
  Countrywide Home Loan,
    6.050%, 01/21/97..............................          2,000       1,993,614
    6.200%, 01/15/97..............................         13,000      12,970,894
    6.350%, 01/15/97-01/21/97.....................         18,000      17,956,603
  CXC, Inc.,
    7.000%, 01/02/97..............................         21,862      21,862,000
  Engelhard Corp.,
    5.580%, 02/24/97..............................          4,000       3,967,140
  Enterprise Funding Corp.,
    5.340%, 03/18/97..............................          5,000       4,944,375
  Falcon Asset Securitization Corp.,
    5.450%, 01/22/97..............................          2,975       2,965,992
  First Data Corp.,
    5.400%, 03/18/97-03/25/97.....................          3,000       2,965,200
    5.460%, 03/25/97..............................         10,000       9,875,633
  Ford Motor Credit Co.,
    5.350%, 03/03/97..............................          3,000       2,973,250
  General Electric Capital Corp.,
    5.440%, 02/25/97..............................         30,000      29,755,200
  General Motors Acceptance Corp.,
    5.390%, 03/31/97..............................          1,000         986,824
  General Signal Corp.,
    5.800%, 02/06/97..............................          6,300       6,264,475
    5.900%, 02/05/97..............................          3,500       3,480,497
  GTE Corp.,
    5.500%, 01/14/97..............................          1,000         998,167
  Heller Financial, Inc.,
    5.570%, 01/13/97-01/14/97.....................          2,000       1,996,441
    5.800%, 01/21/97..............................          5,000       4,984,694
  Indosuez N. A., Inc.,
    5.500%, 02/14/97..............................          5,000       4,967,153
  ITT Hartford Group, Inc.,
    5.320%, 02/18/97..............................          2,000       1,986,109
    5.500%, 01/21/97..............................          2,000       1,994,194
  Johnson Controls, Inc.,
    5.390%, 01/24/97..............................          5,000       4,983,531

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
                                                        (000)         (NOTE 2)
                                                    -------------  --------------
  Kredietbank NA Financial Corp.,
    5.320%, 01/16/97..............................  $       3,000  $    2,993,793
  Lehman Brothers Holding, Inc.,
    6.700%, 01/07/97..............................         33,000      32,969,292
  Merrill Lynch & Co., Inc.,
    5.310%, 02/27/97..............................          8,000       7,933,920
    5.330%, 01/24/97..............................          7,000       6,977,199
    5.350%, 01/29/97..............................          9,000       8,963,887
    5.450%, 01/22/97..............................          1,000         996,972
  Mitsubishi International Corp.,
    5.450%, 01/15/97..............................          4,000       3,992,128
    5.750%, 02/10/97..............................            900         894,394
  Morgan Stanley Group, Inc.,
    5.320%, 01/21/97-01/29/97.....................         12,000      11,956,849
  Nationwide Building Society,
    5.310%, 02/19/97..............................          4,000       3,971,680
    5.375%, 02/26/97..............................          1,000         991,788
    5.550%, 02/26/97..............................          5,000       4,957,604
  NYNEX Corp.,
    5.410%, 02/13/97..............................          2,000       1,987,377
    6.800%, 01/06/97..............................          4,760       4,756,404
  PNC Funding Corp.,
    5.360%, 01/22/97..............................          1,000         997,022
  Preferred Receivables Funding Corp.,
    5.320%, 02/06/97..............................          3,000       2,984,483
    5.370%, 03/20/97..............................          1,000         988,514
    5.450%, 01/14/97..............................          1,000         998,183
    5.600%, 02/25/97..............................          5,000       4,958,000
  Sears Roebuck Acceptance Corp.,
    5.470%, 02/26/97..............................          5,000       4,958,215
  Triple-A One Funding Corp.,
    5.400%, 02/14/97..............................          2,000       1,987,100
    5.500%, 01/24/97..............................          1,208       1,203,940
  Union Pacific Resources,
    6.000%, 01/27/97..............................          1,855       1,847,271
  WCP Funding, Inc.,
    5.400%, 02/20/97..............................          4,000       3,970,600
                                                                   --------------
                                                                      353,768,923
                                                                   --------------
OTHER CORPORATE OBLIGATIONS -- 22.5%
  Abbey National Treasury Services, PLC,
    5.500%, 11/26/97..............................         10,000       9,990,924
  Associates Corp. of North America,
    9.700%, 05/01/97..............................          3,450       3,491,185
  Beneficial Corp.,
    5.57%, 08/05/97 (a)...........................          9,000       9,003,377
    7.250%, 06/09/97..............................            750         753,620
    9.050%, 03/14/97..............................          1,100       1,106,958
  Capital Equipment Receivable Trust,
    5.600%, 10/15/97..............................          9,268       9,268,366
  Ford Motor Credit Co.,
    5.625%, 03/03/97..............................          1,000         999,287
    6.300%, 04/23/97..............................          1,000       1,000,733
    6.450%, 07/21/97..............................            500         500,812
  General Electric Capital Corp.,
    8.300%, 06/02/97..............................          2,005       2,023,440
  General Motors Acceptance Corp.,
    5.520%, 02/02/97 (a)..........................         11,000      10,999,035
    5.520%, 02/21/97 (a)..........................          1,000         999,963
    5.650%, 06/02/97 (a)..........................         11,000      11,005,887
    5.750%, 06/09/97..............................          1,000       1,000,599
    6.750%, 07/10/97..............................          5,000       5,028,923
    7.875%, 02/27/97-02/28/97.....................          2,250       2,259,052
  Goldman Sachs Group, L.P.,
    5.805%, 12/15/97 (a)..........................         30,000      30,000,000
  International Lease Finance Corp.,
    5.938%, 10/15/97 (a)..........................          3,000       3,009,300

                                       B1

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
                                                        (000)         (NOTE 2)
                                                    -------------  --------------
  John Deere Capital Corp.,
    7.200%, 05/15/97..............................  $         250  $      250,977
  Merrill Lynch & Co., Inc.,
    5.533%, 10/01/97 (a)..........................          5,000       4,998,912
  Morgan Stanley Group, Inc.,
    5.625%, 12/15/97 (a)..........................          4,000       4,000,000
    5.688%, 01/15/98 (a)..........................          5,000       5,000,000
    6.070%, 01/15/97 (a)..........................          2,000       2,000,000
  Nationsbank Auto Owner,
    5.776%, 08/15/97..............................          1,681       1,680,604
  Short Term Repack Asset,
    6.000%, 12/15/97 (a)..........................          9,000       8,998,169
  SMM Trust 1995-Q,
    5.605%, 01/08/97 (a)..........................         19,000      18,999,971
  Transamerica Financial Corp.,
    6.750%, 08/15/97..............................          1,750       1,756,207
                                                                   --------------
                                                                      150,126,301
                                                                   --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 2.4%
  Chase Manhattan Bank (USA),
    5.750%, 03/24/97..............................         15,000      15,000,000
  Mellon Bank, N.A.,
    5.550%, 02/18/97..............................          1,000       1,000,080
                                                                   --------------
                                                                       16,000,080
                                                                   --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 5.2%
  Abbey National Treasury Services, PLC,
    5.410%, 01/30/97..............................          5,000       5,000,093
  Banco Bilbao Vizcaya S.A.,
    5.410%, 03/05/97..............................          1,000       1,000,017
  Bank of Nova Scotia,
    6.050%, 06/25/97..............................          2,000       2,004,196
  Bank of Scotland,
    5.430%, 06/05/97..............................         15,000      14,999,802
  Bayerische Hypotheken,
    5.740%, 05/27/97..............................         11,000      11,004,501
  Creditanstalt Bankverein,
    5.430%, 04/07/97..............................          1,000       1,000,017
                                                                   --------------
                                                                       35,008,626
                                                                   --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 10.6%
  Abbey National, PLC,
    5.420%, 05/27/97..............................         10,000       9,998,273
  Bank of Montreal,
    5.450%, 01/07/97..............................          5,000       5,000,000
  Banque Nationale De Paris,
    5.440%, 03/17/97..............................          2,000       1,999,959
    5.580%, 04/02/97..............................         30,000      29,991,911
  Landesbank Hessen-Thuringen,
    6.050%, 06/13/97..............................          3,000       3,006,041
  Midland Bank, PLC,
    5.500%, 04/10/97..............................          1,000         999,920
  National Bank of Canada,
    5.438%, 03/10/97..............................          5,000       5,000,000
  Societe Generale Bank,
    5.600%, 04/03/97..............................         15,000      15,003,658
                                                                   --------------
                                                                       70,999,762
                                                                   --------------
BANK NOTES -- 3.7%
  American Express Centurian Bank,
    5.532%, 10/09/97 (a)..........................          1,000         999,923
    5.575%, 01/14/97 (a)..........................          2,000       1,999,932
    5.575%, 04/15/97 (a)..........................          2,000       1,999,887
    5.595%, 03/19/97 (a)..........................          3,000       2,999,879
    5.595%, 12/22/97 (a)..........................          1,000         999,904
  FCC National Bank,
    5.770%, 04/15/97..............................          4,000       3,999,351
  First Bank N.A., Minneapolis,
    5.518%, 10/24/97 (a)..........................          2,000       1,998,881
  First National Bank of Seattle,
    5.800%, 05/09/97..............................          5,000       4,999,001
  Morgan Guaranty Trust Co.,
    5.375%, 11/14/97 (a)..........................          4,000       3,997,475

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
                                                        (000)         (NOTE 2)
                                                    -------------  --------------
  PNC Bank N.A.,
    5.564%, 02/20/97 (a)..........................  $       1,000  $      999,897
                                                                   --------------
                                                                       24,994,130
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 2.0%
  Student Loan Marketing Association,
    5.870%, 06/30/97..............................         13,000      12,996,445
                                                                   --------------
TOTAL INVESTMENTS -- 99.3%
  (amortized cost: $663,894,267 (b)).............................     663,894,267
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.7%............................................       4,873,854
                                                                   --------------
TOTAL NET ASSETS -- 100%.........................................  $  668,768,121
                                                                   --------------
                                                                   --------------


The following abbreviations are used in portfolio descriptions:

    PLC    Public Limited Company (British Corporation)

    S.A.   Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
           Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other
assets in excess of liabilities shown as a percentage of net assets as of December 31, 1996 was as follows:
Commercial Banks....................................       31.2%
Security Brokers & Dealers..........................       17.5
Asset Backed Securities.............................       12.7
Short-Term Business Credit..........................       11.2
Mortgage Banks......................................        4.9
Finance Lessors.....................................        4.8
Personal Credit Institutions........................        4.7
Computer Rental & Leasing...........................        1.9
Federal Credit Agencies.............................        1.9
Electric Industry Apparatus.........................        1.5
Telephone & Communications..........................        1.2
Tobacco.............................................        1.0
Gas Pipelines.......................................        0.9
Commodity Trading...................................        0.7
Regulating Controls.................................        0.7
Beverages...........................................        0.6
Fire & Marine Casualty Insurance....................        0.6
Specialty Chemical..................................        0.6
Equipment & Rental & Leasing........................        0.4
Crude Petroleum & Natural Gas.......................        0.3
                                                      ---------
                                                           99.3
Other assets in excess of liabilities...............        0.7
                                                      ---------
                                                          100.0%
                                                      ---------
                                                      ---------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       B2

                           DIVERSIFIED BOND PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 99.0%
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
                                                    (UNAUDITED)     (000)        VALUE
LONG-TERM BONDS -- 98.7%                                                        (NOTE 2)

                                                    ------------  ---------  --------------
DOMESTIC CORPORATE BONDS -- 62.8%
AGRICULTURAL EQUIPMENT -- 0.7%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba3       $   5,000  $    5,059,000
                                                                             --------------
AIRLINES -- 5.2%
  Boeing Co.,
    8.75%, 08/15/21...............................       A1           6,250       7,356,125
  Delta Air Lines, Inc.,
    7.79%, 12/01/98...............................      Baa3          1,000       1,020,710
    8.38%, 06/12/98...............................      Baa3          2,000       2,054,340
    9.875%, 05/15/00..............................      Baa3          6,000       6,499,320
  United Air Lines, Inc.,
    9.75%, 08/15/21...............................      Baa3          4,500       5,333,580
    10.67%, 05/01/04..............................      Baa3          7,000       8,278,830
    11.21%, 05/01/14..............................      Baa3          5,000       6,555,850
                                                                             --------------
                                                                                 37,098,755
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.5%
  Continental Cablevision, Inc.,
    8.30%, 05/15/06...............................      Baa2          3,500       3,728,445
  Tele-Communications, Inc.,
    10.125%, 04/15/22.............................      Ba1           6,300       6,917,526
                                                                             --------------
                                                                                 10,645,971
                                                                             --------------
COMPUTERS -- 0.5%
  Digital Equipment Corp.,
    7.125%, 10/15/02..............................      Ba1           4,000       3,817,000
                                                                             --------------
ENTERTAINMENT -- 0.7%
  Royal Caribbean Cruises Ltd.,
    11.375%, 05/15/02.............................      Ba2           5,000       5,325,000
                                                                             --------------
FINANCIAL SERVICES -- 27.7%
  Advanta Mortgage Loan Trust, Series 1994-3
    8.49%, 01/25/26...............................      Aaa           8,500       8,802,812
  Aristar, Inc.,
    5.75%, 07/15/98...............................       A3           2,000       1,987,160
    7.50%, 07/01/99...............................      Baa1          2,000       2,050,740
  Associates Corp. of North America,
    8.375%, 01/15/98..............................      Aa3             500         511,570
  Bank of New York,
    7.97%, 12/31/26...............................       A1           5,000       5,049,700
  BankAmerica Corp.,
    6.031%, 05/17/99..............................       A           10,000      10,075,000
  Chase Manhattan Corp.,
    8.00%, 06/15/99...............................       A2           2,000       2,071,620
  Chemical Bank,
    6.625%, 08/15/05..............................       A1           2,000       1,942,880
  Chrysler Financial Corp.,
    9.50%, 12/15/99...............................       A3           5,000       5,406,550
  Conseco, Inc.,
    8.70%, 11/15/26...............................      BBB          10,500      10,590,510
  CoreStates Financial Corp.,
    8.00%, 12/15/26...............................       A1          10,000      10,000,600
  Enterprise Rent-A-Car USA Finance Co.,
    7.00%, 06/15/00...............................      Baa3          9,000       9,108,900
    7.875%, 03/15/98..............................      Baa2          5,000       5,111,250
    8.75%, 12/15/99...............................      Baa2          3,000       3,177,300

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  First Tennessee National Corp., B.A.,
    8.07%, 01/06/27...............................       A3       $   4,500  $    4,474,800
  First Union Corp.,
    7.85%, 01/01/27...............................       A1          10,000       9,908,750
  Ford Motor Credit Co.,
    5.75%, 01/25/01...............................       A1           4,000       3,872,240
    6.25%, 02/26/98...............................       A1           3,000       3,007,470
  General Motors Acceptance Corp.,
    8.40%, 10/15/99...............................       A3           3,700       3,887,627
  Lehman Brothers Holdings, Inc.,
    6.84%, 09/25/98...............................      Baa1          5,000       5,037,850
  Liberty Mutual Insurance Co.,
    8.20%, 05/04/07...............................       A2           8,250       8,761,005
  Mellon Bank Corp.,
    7.995%, 01/15/27..............................       A2          10,000       9,875,000
  Nationwide CSN Trust,
    9.875%, 02/15/25..............................       A1           5,000       5,559,500
  Principal Mutual Life Insurance,
    7.875%, 03/01/24..............................      Aa3           5,000       4,901,550
  Reliastar Financial Corp.,
    6.625%, 09/15/03..............................       A3           5,000       4,912,500
  Republic Bank of New York Corp.,
    7.53%, 12/04/26...............................       A1           5,000       4,900,615
  Salomon, Inc.,
    5.98%, 02/02/98...............................      Baa1         10,000       9,995,100
    7.00%, 05/15/99...............................      Baa1         10,000      10,079,000
    7.25%, 05/01/01...............................      Baa1          2,250       2,271,285
  State Street Capital Corp.,
    7.94%, 12/30/26...............................       A1          12,000      11,952,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          5,000       4,975,000
  Union Planters Corp.,
    8.20%, 12/15/26...............................      BB+           5,000       4,950,000
  Wells Fargo & Co.,
    7.96%, 12/15/26...............................       A1          10,000      10,100,000
                                                                             --------------
                                                                                199,307,884
                                                                             --------------
FOREST PRODUCTS -- 1.0%
  Boise Cascade Corp.,
    9.875%, 02/15/01..............................      Baa3          1,000       1,058,790
  Westvaco Corp.,
    9.75%, 06/15/20...............................       A1           5,000       6,269,800
                                                                             --------------
                                                                                  7,328,590
                                                                             --------------
HEALTH CARE -- 2.9%
  Columbia/HCA Healthcare Corp.,
    7.69%, 06/15/25...............................       A2          12,000      12,355,680
  Tenet Healthcare Corp.,
    8.625%, 12/01/03..............................      Ba1           6,500       6,857,500
    9.625%, 09/01/02..............................      Ba1           1,500       1,642,500
                                                                             --------------
                                                                                 20,855,680
                                                                             --------------
MACHINERY & EQUIPMENT -- 0.4%
  Crane Co.,
    7.25%, 06/15/99...............................      Baa2          3,000       3,028,560
                                                                             --------------

                                       B3

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
MEDIA -- 7.8%
  News America Holdings, Inc.,
    7.50%, 03/01/00...............................      Baa3      $   6,000  $    6,137,160
    7.75%, 12/01/45...............................      Baa3          7,000       6,518,330
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           5,000       4,995,850
  Time Warner, Inc.,
    7.75%, 06/15/05...............................      Ba1           9,800       9,858,114
    8.18%, 08/15/07...............................      Ba1           4,000       4,104,280
    8.375%, 07/15/33..............................      Baa3          6,000       6,021,540
  Turner Broadcasting System, Inc.,
    7.40%, 02/01/04...............................      Ba1          13,500      13,374,855
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2           5,000       4,923,350
                                                                             --------------
                                                                                 55,933,479
                                                                             --------------
MISCELLANEOUS-CONSUMER GROWTH -- 0.4%
  Whitman Corp.,
    7.50%, 08/15/01...............................      Baa2          3,000       3,075,540
                                                                             --------------
OIL & GAS -- 2.3%
  Occidental Petroleum Corp.,
    10.125%, 11/15/01.............................      Baa2          5,000       5,695,150
    11.125%, 08/01/10.............................      Baa2          5,000       6,535,300
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          4,000       4,300,600
                                                                             --------------
                                                                                 16,531,050
                                                                             --------------
OIL & GAS EQUIPMENT & SERVICES -- 1.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           5,000       4,859,550
  Noble Drilling Corp.,
    9.125%, 07/01/06..............................      Ba2           3,000       3,225,000
                                                                             --------------
                                                                                  8,084,550
                                                                             --------------
RESTAURANTS -- 1.3%
  Darden Restaurants, Inc.,
    7.125%, 02/01/16..............................      Baa1         10,000       9,021,700
                                                                             --------------
RETAIL -- 3.7%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           9,000       9,225,000
    8.50%, 06/15/03...............................      Ba1          11,000      11,440,000
  Kmart Corp.,
    9.80%, 06/15/98...............................      Ba3           2,000       2,035,000
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           4,000       3,986,000
                                                                             --------------
                                                                                 26,686,000
                                                                             --------------
TELECOMMUNICATIONS -- 2.6%
  Impsat Corp.,
    12.125%, 07/15/03.............................       B2           3,000       3,180,000
  MFS Communications Co., Inc., Sr. Disc. Notes,
    Zero Coupon (until 01/15/99)
    9.375%, 01/15/04..............................       B1           9,000       6,547,500
  TCI Communications, Inc.,
    6.875%, 02/15/06..............................      Ba1          10,000       9,087,400
                                                                             --------------
                                                                                 18,814,900
                                                                             --------------

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES -- 3.0%
  Arkla, Inc.,
    9.32%, 12/18/00...............................      Ba3       $   2,000  $    2,136,280
  El Paso Electric Company,
    9.40%, 05/01/11...............................      Ba3           4,000       4,240,000
  Pennsylvania Power & Light Co.,
    9.375%, 07/01/21..............................       A3           1,150       1,288,840
  Texas Utilities Electric Co.,
    5.875%, 04/01/98..............................      Baa2          4,000       3,991,560
  Transco Energy Co.,
    9.125%, 05/01/98..............................      Baa2          3,000       3,113,820
    9.375%, 08/15/01..............................      Baa2          6,000       6,613,920
                                                                             --------------
                                                                                 21,384,420
                                                                             --------------
FOREIGN CORPORATE BONDS -- 8.1%
  Australia & New Zealand Banking Group, Ltd.,
    (Australia)
    6.25%, 02/01/04...............................       A1           3,000       2,889,780
  Banco de Commercio Exterior de Colombia, SA,
    (Colombia)
    8.625%, 06/02/00..............................      Baa3          2,000       2,077,500
  Banco Ganadero, SA, (Colombia)
    9.75%, 08/26/99...............................      Baa3          4,100       4,315,250
  Canadian Pacific Forest Products Ltd., (Canada)
    10.25%, 01/15/03..............................      Baa1          4,000       4,360,000
  Compania Sud Americana de Vapores, SA, (Chile)
    7.375%, 12/08/03..............................      BBB           3,000       2,955,000
  Deutsche Bank, (Germany)
    6.70%, 12/13/06...............................      Aa1           4,350       4,280,248
  Kansallis-Osake Pankki, N.Y., (Finland)
    8.65%, 01/01/49...............................       A3           5,000       5,220,750
    10.00%, 05/01/02..............................       A3           5,000       5,674,500
  National Australia Bank, Ltd., (Australia)
    9.70%, 10/15/98...............................       A1           1,700       1,801,609
  National Power Corp., (Philipines)
    8.40%, 12/15/16...............................      Ba2           4,900       4,875,500
  Ontario, Province of Canada, (Canada)
    15.75%, 03/15/12..............................      Aa3           3,475       3,756,127
  Polysindo Int'l Finance Co., (Netherlands)
    11.375%, 06/15/06.............................      Ba3           5,000       5,462,500
  PT Alatief Freeport Financial Co., (Netherlands)
    9.75%, 04/15/01...............................      Ba1           5,750       6,286,187
  Rogers Cablesystems, Inc., (Canada)
    10.00%, 03/15/05..............................      Ba3           4,000       4,260,000
                                                                             --------------
                                                                                 58,214,951
                                                                             --------------

                                       B4

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 14.0%
  Federal Farm Credit Bank,
    8.65%, 10/01/99...............................                $     150  $      159,258
  International Bank for Reconstruction and
    Development,
    12.375%, 10/15/02.............................                      750         956,708
  Resolution Funding Corp.,
    Zero Coupon, 10/15/15.........................                   17,100       4,670,694
    8.125%, 10/15/19..............................                      700         791,434
    8.625%, 01/15/21..............................                      200         237,562
  United States Treasury Bonds,
    6.75%, 8/15/26 (b)............................                      940         947,050
    11.25%, 02/15/15..............................                    4,000       5,906,880
    12.00%, 08/15/13..............................                   20,000      28,609,400
  United States Treasury Notes,
    5.75%, 08/15/03...............................                   10,450      10,136,500
    5.875%, 11/30/01..............................                    3,600       3,547,692
    6.50%, 10/15/06...............................                   13,100      13,171,657
    6.625%, 06/30/01..............................                   14,430      14,662,179
    7.25%, 02/15/98...............................                    5,000       5,082,050
    7.75%, 12/31/99...............................                    5,750       6,014,155
    7.875%, 11/15/04..............................                    3,600       3,928,500
    12.50%, 08/15/14..............................                    1,500       2,241,795
                                                                             --------------
                                                                                101,063,514
                                                                             --------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES -- 4.6%
  Federal National Mortgage Association,
    Zero Coupon, 07/24/06.........................                    9,000       4,748,940
    9.00%, 10/01/16-09/01/21......................                      623         663,006
  Government National Mortgage Association,
    7.50%, 05/20/02-02/15/26......................                   27,222      27,613,035
                                                                             --------------
                                                                                 33,024,981
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 9.2%
  Republic of Argentina, (Argentina)
    6.625%, 03/31/05..............................       B1           4,900       4,293,625
  Republic of Colombia, (Colombia)
    8.00%, 06/14/01...............................      Baa3          1,600       1,624,000
    8.75%, 10/06/99...............................      Baa3          3,500       3,657,500
  Republic of Philippines, (The Philippines)
    8.75%, 10/07/16...............................       B1           4,675       4,819,925
  Republic of Poland, (Poland)
    4.00%, (until 10/27/98)
    5.00%, (until 10/27/99)
    6.00%, (until 10/27/02)
    7.00%, 10/27/14...............................      Baa3         16,000      13,540,000
  Republic of Venezuela, (Venezuela)
    6.50%, 12/18/07 (a)...........................      Ba2           3,000       2,640,000
  Rio de Janeiro, (Brazil)
    10.375%, 07/12/99.............................       B1           5,000       5,137,500
  United Mexican States, (Mexico)
    7.562%, 08/06/01 (a)..........................      Baa3         25,000      25,058,750
    11.50%, 05/15/26..............................      Ba2           5,000       5,287,500
                                                                             --------------
                                                                                 66,058,800
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $696,315,713)......................................................     710,360,325
                                                                             --------------

DECEMBER 31, 1996

                                                      MOODY'S
                                                       RATING                    VALUE
PREFERRED STOCK -- 0.3%                             (UNAUDITED)    SHARES       (NOTE 2)
                                                    ------------  ---------  --------------
GAS PIPELINES -- 0.3%
  TransCanada Pipelines, Ltd.
    (cost $2,000,000 )............................                   80,000  $    2,080,000
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $698,315,713)......................................................     712,440,325
                                                                             --------------

                                                                  PRINCIPAL
                                                                   AMOUNT
SHORT-TERM INVESTMENTS -- 4.3%                                      (000)
                                                                  ---------
CERTIFICATES OF DEPOSIT -- DOMESTIC -- 0.7%
  Advanta National Bank, C.D.,
    6.26%, 09/01/97...............................      Baa       $   5,000       5,005,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 1.4%
  Citicorp,
    8.50%, 02/24/97...............................       A1           3,000       3,010,410
  General Motors Acceptance Corp.,
    7.50%, 11/04/97...............................       A3           2,000       2,027,180
  Mellon Bank Corp.,
    6.50%, 12/01/97...............................       A2           2,000       2,007,580
  Potomac Capital Investment Corp.,
    6.19%, 04/28/97...............................       A3           3,500       3,535,000
                                                                             --------------
                                                                                 10,580,170
                                                                             --------------
REPURCHASE AGREEMENT -- 2.2%
  Joint Repurchase Agreement Account,
    6.613%, 01/02/97 (Note 5).....................                   15,414      15,414,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $30,945,800).......................................................      30,999,170
                                                                             --------------
TOTAL INVESTMENTS BEFORE SHORT SALE -- 103.3%
  (cost $729,261,513; Note 6)..............................................     743,439,495
                                                                             --------------

INVESTMENT SOLD SHORT -- (3.6%)
 United States Treasury Bond,
    6.75%, 8/15/26
    (proceeds $26,546,678; Note 2)................         25,450     (26,310,748)
                                                                   --------------
TOTAL INVESTMENTS, NET OF SHORT SALES -- 99.7%...................
                                                                      717,128,747
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%............................................       3,087,834
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  720,216,581
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    B.A.   Bankers' Acceptances

    C.D.   Certificates of Deposit

    SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)        Indicates a variable rate security.

(b) Deposited with the custodian to cover an open short sale transaction.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       B5

                           HIGH YIELD BOND PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 90.8%
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
                                                    (UNAUDITED)     (000)        VALUE
CORPORATE BONDS -- 87.8%                                                        (NOTE 2)

                                                    ------------  ---------  --------------
AEROSPACE -- 1.1%
  K & F Industries, Inc.,
    Sr. Notes,
    11.875%, 12/01/03.............................       B1       $   1,500  $    1,616,250
  Talley Manufacturing & Technology, Inc.,
    Sr. Notes,
    10.75%, 10/15/03..............................       B2           3,000       3,097,500
                                                                             --------------
                                                                                  4,713,750
                                                                             --------------
AUTOMOTIVE PARTS -- 2.1%
  Foamex, L.P.,
    Sr. Sub. Deb.,
    11.875%, 10/01/04.............................       B3           1,500       1,597,500
    Sr. Notes,
    11.25%, 10/01/02..............................       B1           1,500       1,590,000
    11.125%, 06/15/01.............................       B2           4,000       4,290,000
  Foamex-JPS Automotive L.P.,
    Sr. Disc. Notes,
    Zero Coupon (until 07/1/99), 14.0%,
      07/01/04....................................       NR           2,000       1,660,000
                                                                             --------------
                                                                                  9,137,500
                                                                             --------------
BROADCASTING & OTHER MEDIA -- 3.3%
  Benedek Broadcasting Corp., Sr. Notes,
    11.875%, 03/01/05.............................      Ba3           2,910       3,171,900
  Globo Communicacoes E Particip., Sr. Notes,
    10.50%, 12/20/06..............................       NR           1,040       1,049,100
  Outdoor Systems, Inc.,
    Sr. Sub. Notes,
    9.375%, 10/15/06..............................       B1           3,500       3,605,000
  Paxson Communications Corp., Sr. Sub. Notes,
    11.625%, 10/01/02.............................       B3           4,500       4,691,250
  Universal Outdoor, Inc.,
    Sr. Sub. Notes,
    9.75%, 10/15/06...............................       B1           1,750       1,806,875
                                                                             --------------
                                                                                 14,324,125
                                                                             --------------
BUILDING & RELATED INDUSTRIES -- 1.9%
  Building Materials Corp. of America, Sr. Notes,
    Zero Coupon (until 07/1/99), 11.75%,
      07/01/04....................................      Ba3           5,000       4,325,000
  Nortek, Inc., Sr. Sub. Notes,
    9.875%, 03/01/04..............................       B3           3,750       3,787,500
                                                                             --------------
                                                                                  8,112,500
                                                                             --------------
CABLE -- 18.6%
  Adelphia Communications Corp., Sr. Notes, PIK,
    9.50%, 02/15/04...............................       B2           1,707       1,476,923
    12.50%, 05/15/02..............................       B2             750         768,750
  American Telecasting, Inc., Sr. Disc. Notes,
    Zero Coupon, (until 08/15/00), 14.56%,
      08/15/05....................................      Caa           6,500       2,470,000
    Zero Coupon, (until 06/15/99), 14.5%,
      06/15/04....................................      Caa           3,000       1,230,000

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  CAI Wireless Systems, Inc., Sr. Notes,
    12.25%, 09/15/02..............................      Caa       $   5,550  $    2,553,000
  Cablevision Systems Corp., Sr. Sub. Deb.,
    9.25%, 11/01/05...............................       B3           4,825       4,776,750
    Sr. Sub. Notes,
    9.875%, 02/15/13..............................       B2           3,300       3,250,500
  Century Communications Corp., Sr. Notes,
    9.50%, 03/01/05...............................      Ba3           3,500       3,587,500
  Comcast Corp.,
    Sr. Sub. Deb.,
    9.375%, 05/15/05..............................       B1           5,000       5,187,500
    Sr. Sub. Notes,
    9.125%, 10/15/06..............................       B1           1,000       1,025,000
  Continental Cablevision, Inc.,
    Sr. Deb.,
    9.50%, 08/01/13...............................      Ba2           5,000       5,707,550
  Diamond Cable Co.,
    Sr. Disc. Notes,
    Zero Coupon, (until 12/15/00), 11.75%,
      12/15/05....................................       B3           1,250         900,000
    Zero Coupon, (until 09/30/99), 13.25%,
      09/30/04....................................       B3           2,000       1,640,000
  Echostar Communications Corp., Sr. Disc. Notes,
    Zero Coupon, (until 06/1/99), 12.875%,
      06/01/04....................................       B2           5,000       4,125,000
  Echostar Satellite,
    Sr. Disc. Notes,
    Zero Coupon, (until 03/15/00), 13.125%,
      03/15/04....................................      Caa           3,000       2,265,000
  Falcon Holdings Group, L.P., Series B, Sr. Sub.
    Notes, PIK,
    11.00%, 09/15/03..............................       NR           3,810       3,410,209
  Intermedia Capital Partners, Sr. Notes,
    11.25%, 08/01/06..............................       B            3,380       3,506,750
  International Cabletel, Inc.,
    Zero Coupon (until 10/15/98), 10.875%,
      10/15/03....................................       B3           1,500       1,260,000
    Zero Coupon (until 04/15/00), 12.75%,
      04/15/05....................................       B3           4,350       3,262,500
  Kabelmedia Holdings,
    Sr. Disc. Notes,
    Zero Coupon (until 08/1/01), 13.625%,
      08/01/06....................................       B3           2,000       1,120,000
  Lenfest Communications, Inc.,
    Sr. Notes,
    8.375%, 11/01/05..............................      Ba3           4,550       4,396,437

                                       B6

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Marcus Cable Operating Co., L.P.,
    Sr. Sub. Disc. Notes,
    Zero Coupon (until 08/1/99), 13.5%,
      08/01/04....................................      Ba3       $   5,750  $    4,715,000
  People's Choice TV Corp., Sr. Disc. Notes,
    Zero Coupon (until 06/1/00), 13.125%,
      06/01/04....................................      Caa           3,500       1,505,000
  Rogers Cablesystems, Inc., Sr. Sec'd 2nd Deb.,
    10.00%, 12/01/07..............................      Ba3           1,000       1,055,000
    10.00%, 03/15/05..............................      Ba3           4,250       4,526,250
  Tevecap S.A., Sr. Notes,
    12.625%, 11/26/04.............................       B2           1,500       1,533,750
  United International Holdings, Inc.,
    Sr. Disc. Notes,
    Zero Coupon, 11/15/99.........................       B3           4,800       3,417,000
  Videotron Holdings, PLC,
    Sr. Disc. Notes,
    Zero Coupon (until 07/1/99), 11.125%,
      07/01/04....................................       B3           4,175       3,632,250
    Zero Coupon (until 08/15/00), 11.00%,
      08/15/05....................................       B3           3,200       2,576,000
                                                                             --------------
                                                                                 80,879,619
                                                                             --------------
CASINOS -- 3.8%
  Boomtown, Inc.,
    First Mtge. Bonds,
    11.50%, 11/01/03..............................       B1           1,500       1,578,750
  Casino Magic Finance Corp., First Mtge. Bonds,
    11.50%, 10/15/01..............................       B1           1,300       1,176,500
  Colorado Gaming & Entertainment,
    Sr. Notes, PIK,
    12.00%, 06/01/03..............................       NR           2,645       2,539,200
  Empress River Casino,
    Sr. Notes,
    10.75%, 04/01/02..............................      Ba3           4,500       4,882,500
  Lady Luck Gaming,
    First Mtge. Notes,
    11.875%, 03/01/01.............................       B2           2,000       1,940,000
  Trump Atlantic City Assoc., First Mtge. Notes,
    11.25%, 05/01/06..............................       B1           4,300       4,257,000
                                                                             --------------
                                                                                 16,373,950
                                                                             --------------
CHEMICALS -- 1.3%
  ISP Holdings, Inc.,
    Sr. Notes,
    9.00%, 10/15/03...............................      Ba3           2,000       2,030,000
    9.75%, 02/15/02...............................      Ba3           2,319       2,376,975

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes,
    Zero Coupon (until 08/15/01), 13.5%,
      08/15/08....................................      Caa       $     560  $      327,600
    Sr. Sub. Notes,
    11.75%, 08/15/06..............................       B3           1,000       1,060,000
                                                                             --------------
                                                                                  5,794,575
                                                                             --------------
COMPUTER SERVICES -- 0.5%
  Unisys Corp., Sr. Notes,
    11.75%, 10/15/04..............................       B1           2,000       2,135,000
                                                                             --------------
CONSUMER PRODUCTS -- 1.5%
  Radnor Holdings Corp.,
    Sr. Notes,
    10.00%, 12/01/03..............................       B2             840         856,800
  Revlon Worldwide Corp.,
    Sr. Disc. Notes,
    Zero Coupon, 03/15/98.........................       NR           2,000       1,720,000
  Sealy Corp., Sr. Sub. Notes,
    9.50%, 05/01/03...............................       B1             750         757,500
  Twin Labs, Inc., Gtd. Notes,
    10.25%, 05/15/06..............................       B3           3,000       3,090,000
                                                                             --------------
                                                                                  6,424,300
                                                                             --------------
DIVERSIFIED INDUSTRIES -- 0.4%
  Newflo Corp., Sub. Notes,
    13.25%, 11/15/02..............................       B3           1,500       1,655,625
                                                                             --------------
DRUGS & HEALTHCARE -- 4.4%
  Fresenius Med Care Capital Trust,
    9.00%, 12/01/06...............................      Ba3           1,600       1,628,000
  Imed Corp., Sr. Sub. Notes,
    9.75%, 12/01/06...............................       B3           1,960       1,994,300
  Owens & Minor, Inc.,
    Sr. Sub. Notes,
    10.875%, 06/01/06.............................       B1           3,450       3,700,125
  Paracelsus Health,
    Sr. Sub. Notes,
    10.00%, 08/15/06..............................       B1           2,250       2,115,000
  Tenet Healthcare Corp.,
    Sr. Sub. Notes,
    10.125%, 03/01/05.............................      Ba3           8,500       9,413,750
                                                                             --------------
                                                                                 18,851,175
                                                                             --------------
ENERGY -- 8.8%
  Calenergy, Inc., Sr. Notes,
    9.50%, 09/15/06...............................      Ba2           1,500       1,552,500
  California Energy Co., Inc., Disc. Notes,
    Zero Coupon (until 01/15/97), 10.25%,
      01/15/04....................................      Ba3           2,250       2,370,938
  Falcon Drilling Co., Inc., L.P., Series B,
    Sr. Notes,
    9.75%, 01/15/01...............................       B2             500         525,000
    Sr. Sub. Notes,
      12.50%, 03/15/05............................       NR           2,500       2,775,000
  Gulf Canada Resources,
    Ltd.,
    9.625%, 07/01/05..............................      Ba3           3,600       3,897,000
  KCS Energy, Inc., Sr. Notes,
    11.00%, 01/15/03..............................       B1           5,000       5,400,000

                                       B7

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Long Island Lighting Co.,
    Deb.,
    7.05%, 03/15/03...............................       B3       $   1,500  $    1,465,365
    9.00%, 11/01/22...............................      Ba3           4,000       4,210,000
  Maxus Energy Corp.,
    Sr. Notes,
    9.375%, 11/01/03..............................       B1           1,250       1,268,750
    M.T.N.,
    10.83%, 09/01/04..............................       B1           3,600       3,816,000
  McDermott J. Ray,
    Sr. Sub. Notes,
    9.375%, 07/15/06..............................      Ba3           2,750       2,887,500
  Parker Drilling Co.,
    Gtd. Notes,
    9.75%, 11/15/06...............................       B1           1,360       1,434,800
  Petroleum Heat & Power, Inc.,
    Sub. Deb.,
    9.375%, 02/01/06..............................       B2           2,000       1,900,000
    12.25%, 02/01/05..............................       B2             813         902,430
  Transtexas Gas Corp.,
    Sr. Sec'd Notes,
    11.50%, 06/15/02..............................       B2           3,525       3,807,000
                                                                             --------------
                                                                                 38,212,283
                                                                             --------------
FINANCIAL SERVICES -- 0.5%
  First Nationwide Holdings, Inc.,
    Sr. Notes,
    12.50%, 04/15/03..............................       Ba             450         504,000
    Sr. Sub. Notes,
    10.625%, 10/01/03.............................      Ba3           1,600       1,728,000
                                                                             --------------
                                                                                  2,232,000
                                                                             --------------
FOOD & BEVERAGE -- 2.9%
  Del Monte Corp.,
    Sub. Notes, PIK,
    12.25%, 09/01/02 (cost $2,041,800; purchased
      09/10/96) (b)...............................       B3           2,041       2,081,820
  Fresh Del Monte Produce, N.V., Sr. Notes,
    10.00%, 05/01/03..............................      Caa           5,500       5,307,500
  PM Holdings Corp.,
    Zero Coupon (until 09/01/00), 11.50%,
      09/01/05....................................       B3           2,981       1,922,745
  PSF Hldgs., LLC, PIK,
    Sr. Sec'd Notes,
    11.00%, 09/17/03 (cost $242,548; purchased
      11/21/96) (b)...............................       NR             243         251,037
  Specialty Foods Corp.,
    Sr. Notes,
    11.125%, 10/01/02.............................       B3           3,000       2,850,000
                                                                             --------------
                                                                                 12,413,102
                                                                             --------------
INDUSTRIAL -- 0.2%
  Clark Material Handling Corp., Sr. Notes,
    10.75%, 11/15/06..............................       B1             800         832,000
                                                                             --------------

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
LEISURE & TOURISM -- 4.1%
  HMC Acquisition, Sr. Notes,
    9.00%, 12/15/07...............................      Ba3       $   3,000  $    3,045,000
  HMH Properties, Inc.,
    Sr. Notes,
    9.50%, 05/15/05...............................      Ba3           5,550       5,772,000
  Host Marriott Travel Plaza, Sr. Notes,
    9.50%, 05/15/05...............................       B1           4,600       4,801,250
  Plitt Theaters, Inc.,
    Sr. Sub. Notes,
    10.875%, 06/15/04.............................       B3           4,000       4,030,000
                                                                             --------------
                                                                                 17,648,250
                                                                             --------------
MEDIA -- 1.6%
  NewCity Communications, Inc., Sr. Sub. Notes,
    11.375%, 11/01/03.............................       B3           3,250       3,599,375
  Tele-Communications, Inc., Deb.,
    9.80%, 02/01/12...............................       B2           3,000       3,246,600
                                                                             --------------
                                                                                  6,845,975
                                                                             --------------
MISCELLANEOUS SERVICES -- 1.7%
  Coinstar, Inc.,
    Sr. Sub. Notes,
    Zero Coupon (until 10/1/99), 13.0%, 10/01/06
      (cost $621,351; purchased 10/17/96) (b).....       NR             900         639,000
  Interact Systems Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until 08/1/99), 14.0%,
      08/01/03....................................       NR           4,400       2,200,000
  United Stationer Supply Co., Sr. Sub. Notes,
    12.75%, 05/01/05..............................       B3           4,000       4,420,000
                                                                             --------------
                                                                                  7,259,000
                                                                             --------------
PAPER & FOREST -- 2.8%
  Gaylord Container Corp.,
    Sr. Sub. Disc. Notes,
    12.75%, 05/15/05..............................      Caa           4,365       4,823,325
  Ivex Packaging Corp.,
    Sr. Sub Notes,
    12.50%, 12/15/02..............................       B3             740         801,050
  Pacific Lumber Co.,
    Sr. Notes,
    10.50%, 03/01/03..............................       B3           2,750       2,791,250
  Stone Consolidated, Inc.,
    Sr. Notes,
    10.25%, 12/15/00..............................      Ba1           3,500       3,727,500
                                                                             --------------
                                                                                 12,143,125
                                                                             --------------
PLASTIC PRODUCTS -- 0.4%
  Applied Extrusion Technology, Inc.,
    Sr. Notes,
    11.50%, 04/01/02..............................       B2           1,700       1,785,000
                                                                             --------------

                                       B8

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
PUBLISHING -- 0.5%
  Petersen Publishing,
    Sr. Sub. Notes,
    11.125%, 11/15/06 (cost $2,064,063; purchased
      11/20/96 & 12/05/96) (b)....................       B3       $   2,050  $    2,137,125
                                                                             --------------
RETAIL -- 2.4%
  Cole National Group, Inc., Sr. Sub Notes,
    9.875%, 12/31/06 (cost $1,916,100; purchased
      11/13/96 & 11/22/96) (b)....................       B2           1,920       1,977,600
  Kmart Corp., Deb.,
    8.25%, 01/01/22...............................      Ba3           3,250       2,730,000
    8.375%, 07/01/22..............................      Ba3           2,500       2,100,000
  Phar-Mor, Inc., Sr. Notes,
    11.72%, 09/11/02..............................      Ba3           3,400       3,570,000
                                                                             --------------
                                                                                 10,377,600
                                                                             --------------
STEEL & METAL -- 1.0%
  Maxxam Group Holdings, Inc.,
    Sr. Notes,
    12.00%, 08/01/03..............................       B3             800         816,000
  United States Can Corp.,
    Sr. Sub. Notes,
    10.125%, 10/15/06.............................       B2             800         841,000
  WCI Steel, Inc., Sr. Notes,
    10.00%, 12/01/04..............................       B2           2,500       2,531,250
                                                                             --------------
                                                                                  4,188,250
                                                                             --------------
SUPERMARKETS -- 2.4%
  Food 4 Less Holdings, Inc., Sr. Disc. Deb.,
    Zero Coupon, (until 06/15/00), 13.625%,
      07/15/05....................................      Caa           1,900       1,197,000
  Jitney-Jungle Stores America, Inc.,
    12.00%, 03/01/06..............................       B2           4,000       4,230,000
  Pathmark Stores, Inc.,
    Sub. Notes,
    11.625%, 06/15/02.............................      Caa           2,690       2,730,350
  Smiths Food & Drug,
    Sr. Sub. Notes,
    11.25%, 05/15/07..............................       B3           2,250       2,486,250
                                                                             --------------
                                                                                 10,643,600
                                                                             --------------
TELECOMMUNICATIONS -- 16.4%
  Brooks Fiber Properties, Inc., Sr. Disc. Notes,
    Zero Coupon (until 11/01/01), 11.875%,
      11/01/06....................................       NR           4,000       2,565,000
    Zero Coupon (until 03/01/01), 10.875%,
      03/01/06....................................       NR           2,250       1,440,000
  CellNet Data Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 06/15/00), 13.00%, 06/15/05
      (cost $2,286,598; purchased 06/06/95 &
      11/17/95) (b)...............................       NR           4,250       3,336,250

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Centennial Cellular Corp., Sr. Notes,
    10.125%, 05/15/05.............................       B1       $   4,500  $    4,533,750
  Clearnet Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 12/15/00), 14.75%,
      12/15/05....................................       B3           7,940       4,922,800
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 12/15/00), 13.875%,
      12/15/05....................................       NR           7,200       4,410,000
  Geotek Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 07/15/00), 15.00%,
      07/15/05....................................      Caa           5,000       3,175,000
  ICG Holdings, Inc.,
    Sr. Sub. Notes,
    Zero Coupon (until 09/15/00), 13.50%,
      09/15/05....................................       NR           6,300       4,441,500
  Impsat Corp., Sr. Notes,
    12.125%, 07/15/03.............................       B2           2,500       2,650,000
  Intermedia Communications of Florida, Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until 05/15/01), 12.50%,
      05/15/06....................................       B3           2,000       1,360,000
    Sr. Notes,
    13.50%, 06/01/05..............................       B3           3,000       3,435,000
  International Wireless Commerce,
    Sr. Disc. Notes,
    Zero Coupon, 08/15/01.........................       NR           2,600       1,404,000
  Ionica PLC, Sr. Notes,
    13.50%, 08/15/06..............................       NR           4,000       4,080,000
  MFS Communications Co., Inc., Sr. Disc. Notes,
    Zero Coupon (until 01/15/99), 9.375%,
      01/15/04....................................       B1           6,500       5,638,750
  Metrocall, Inc.,
    Sr. Sub. Notes,
    10.375%, 10/01/07.............................       B3           5,500       4,730,000
  Omnipoint Corp., Sr. Notes,
    11.625%, 08/15/06.............................       B2           2,000       2,075,000
  Pagemart, Inc.,
    Zero Coupon (until 11/01/98), 12.25%,
      11/01/03....................................       NR           2,000       1,600,000
    Sr. Disc. Notes,
    Zero Coupon (until 02/01/00), 15.00%,
      02/01/05....................................       NR           6,500       4,468,750
  Paging Network, Inc.,
    Sr. Sub. Notes,
    10.125%, 08/01/07.............................       B2           5,250       5,355,000

                                       B9

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Rogers Cantel, Deb.,
    9.375%, 06/01/08..............................      Ba3       $   1,500  $    1,575,000
  Winstar Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/15/00), 14.00%,
      10/15/05....................................       NR           5,850       3,583,125
                                                                             --------------
                                                                                 70,778,925
                                                                             --------------
TEXTILES -- 1.2%
  Dominion Textile (USA), Inc., Notes,
    9.25%, 04/01/06...............................      Ba2           3,500       3,556,875
  Polysindo Int'l Finance Co., Notes,
    11.375%, 06/15/06.............................      Ba3           1,500       1,638,750
                                                                             --------------
                                                                                  5,195,625
                                                                             --------------
TRANSPORTATION/AIRLINES -- 0.9%
  US Air, Inc., Series 89-A2,
    9.82%, 01/01/13...............................       B1           4,000       3,900,000
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.4%
  Ameritruck Distribution Corp., Sr. Sub. Notes,
    12.25%, 11/15/05..............................     B-(c)          1,740       1,744,350
                                                                             --------------
WASTE MANAGEMENT -- 0.7%
  Allied Waste North America, Inc., Sr. Sub.
    Notes,
    10.25%, 12/01/06..............................       B3           3,000       3,155,625
                                                                             --------------
TOTAL CORPORATE BONDS
  (cost $370,615,827)......................................................     379,893,954
                                                                             --------------

CONVERTIBLE BONDS -- 0.9%
TELECOMMUNICATIONS -- 0.9%
  Geotek Communications, Inc.,
    12.00%, 02/15/01
      (cost $2,000,000; purchased 03/05/96) (b)...      Caa           2,000       2,030,000
  GST Communications, Inc.,
    Sr. Disc. Notes
    Zero Coupon (until 12/15/00), 13.875%,
      12/15/05....................................       NR             650         513,500
  Winstar Communications, Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until 10/15/00), 14.00%,
      10/15/05....................................       NR           2,025       1,458,000
                                                                             --------------
TOTAL CONVERTIBLE BONDS
  (cost $3,413,622)........................................................       4,001,500
                                                                             --------------

PREFERRED STOCKS -- 1.6%                               SHARES
                                                    -------------
  Cablevision Systems Corp., Series H, PIK........         11,579       1,082,678
    Series L, PIK.................................            299       2,683,166
  Silgan Holdings, Inc., PIK......................         28,870       3,089,090
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $7,100,626)..............................................       6,854,934
                                                                   --------------

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (A) -- 0.1%                              SHARES         (NOTE 2)

                                                    -------------  --------------
  Dr. Pepper Bottling Holdings, Inc., (Class 'B'
    Stock)........................................          5,807  $       58,070
  Loehmann's Holdings, Inc........................          4,403         101,269
  PM Holdings Corp................................          1,103         386,050
  Pagemart Nationwide, Inc........................         13,125          91,875
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $5,226)..................................................         637,264
                                                                   --------------

COMMON TRUST UNITS -- 0.1%                              UNITS
                                                    -------------
  PSF Hldgs., LLC, (cost $757,452; purchased
    11/21/96) (b).................................         22,025         594,675
                                                                   --------------
WARRANTS (A) -- 0.3%
  American Telecasting, Inc., expiring 08/10/00...          6,500          39,000
  CellNet Data System, Inc., expiring 06/15/05
    (cost $0; purchased 06/06/95 &
    11/17/95) (b).................................         17,000             170
  Cellular Communications Int'l, Inc., expiring
    08/15/03......................................          4,375               0
  Clearnet Communications, Inc., expiring
    09/15/05......................................         26,202         189,964
  Coinstar, Inc., expiring 10/1/06 (cost $0;
    purchased 10/17/96) (b).......................            900               9
  Foamex - JPS Automotive, expiring 07/1/99.......          2,000          50,000
  ICG Communications, expiring 09/15/05...........         20,790         270,270
  Interact Systems, Inc., expiring 08/1/03........          4,400               0
  Intercel, Inc., expiring 02/1/06................          6,720          47,040
  Intermedia Communications of Florida, Inc.,
    expiring 06/1/00 (cost $0; purchased
    05/25/95) (b).................................          3,000         105,000
  International Wireless Commerce, expiring
    08/15/01......................................          2,600              26
  Ionica PLC, expiring 08/15/06...................          4,000         440,000
  Nextel Comm,
    expiring 12/15/98.............................          1,543              15
    expiring 04/25/99.............................          2,250              23
  Pagemart, Inc., expiring 11/1/03................          9,200          46,000
  People's Choice TV Corp., expiring 06/1/00......          3,500           3,500
  President Riverboat Casinos, expiring
    09/30/99......................................         22,075             221
  Sterling Chemical Holdings, Inc., expiring
    08/15/08......................................            560          19,600
                                                                   --------------
TOTAL WARRANTS...................................................       1,210,838
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $381,892,753)............................................     393,193,165
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 7.8%                          (000)
                                                    -------------
REPURCHASE AGREEMENT -- 7.3%
  Joint Repurchase Agreement Account,
    6.613%, 01/02/97 (Note 5).....................  $      31,450      31,450,000
                                                                   --------------

                                      B10

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)                      (000)         (NOTE 2)
                                                    -------------  --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.5%
  U.S. Treasury Bills,
    4.85%, 03/06/97...............................  $       2,000  $    1,982,640
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $33,433,025).............................................      33,432,640
                                                                   --------------
TOTAL INVESTMENTS -- 98.6%
  (cost $415,325,778; Note 6)....................................     426,625,805
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%....................
                                                                        6,241,070
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  432,866,875
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    LLC    Limited Liability Company

    L.P.   Limited Partnership

    M.T.N. Medium Term Note

    NR     Not Rated by Moody's or Standard & Poor's

    PIK    Payment in Kind securities

(a) PLC Non-income Public Limited Company (British Corporation) producing security.

(b) Indicates a restricted security; the aggregate cost of such securities is $11,929,912. The aggregate value is $13,152,686 and is approximately 3.0% of net assets.

(c)        Standard & Poor's Rating.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                      B11

                             STOCK INDEX PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 96.8%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 2.4%
  AlliedSignal, Inc...............................         77,300  $    5,179,100
  Boeing Co.......................................         98,028      10,427,728
  General Dynamics Corp...........................         17,400       1,226,700
  Lockheed Martin Corp............................         54,149       4,954,633
  McDonnell Douglas Corp..........................         57,300       3,667,200
  Northrop Grumman Corp...........................         15,300       1,266,075
  Raytheon Co.....................................         62,800       3,022,250
  Rockwell International Corp. (a)................         59,000       3,591,625
  United Technologies Corp........................         65,800       4,342,800
                                                                   --------------
                                                                       37,678,111
                                                                   --------------
AIRLINES -- 0.3%
  AMR Corp. (a)...................................         25,000       2,203,125
  Delta Air Lines, Inc............................         20,900       1,481,287
  Southwest Airlines Co...........................         39,600         876,150
  USAir Group, Inc. (a)...........................         16,100         376,337
                                                                   --------------
                                                                        4,936,899
                                                                   --------------
ALUMINUM -- 0.4%
  Alcan Aluminum, Ltd.............................         62,050       2,086,431
  Aluminum Co. of America.........................         46,500       2,964,375
  Reynolds Metals Co..............................         17,200         969,650
                                                                   --------------
                                                                        6,020,456
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.1%
  Chrysler Corp...................................        197,400       6,514,200
  Cummins Engine Co., Inc.........................         11,200         515,200
  Dana Corp.......................................         26,900         877,612
  Echlin, Inc.....................................         16,600         524,975
  Ford Motor Co...................................        322,100      10,266,937
  General Motors Corp.............................        204,900      11,423,175
  Genuine Parts Co................................         33,150       1,475,175
  Johnson Controls, Inc...........................         11,100         919,912
  Navistar International Corp. (a)................         20,500         187,062
  Safety Kleen Corp...............................         17,450         285,744
                                                                   --------------
                                                                       32,989,992
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 7.3%
  Banc One Corp...................................        117,694       5,060,842
  Bank of Boston Corp.............................         40,600       2,608,550
  Bank of New York Company, Inc...................        105,800       3,570,750
  BankAmerica Corp................................         97,448       9,720,438
  Bankers Trust NY Corp...........................         22,000       1,897,500
  Barnett Banks, Inc..............................         52,900       2,175,512
  Boatmen's Bancshares, Inc.......................         41,800       2,696,100
  Chase Manhattan Corp............................        119,147      10,633,870
  Citicorp........................................        129,500      13,338,500
  Comerica, Inc...................................         30,700       1,607,912
  CoreStates Financial Corp.......................         60,100       3,117,687
  First Bank System, Inc..........................         37,600       2,566,200
  First Chicago NBD Corp..........................         88,315       4,746,931
  First Union Corp................................         76,525       5,662,850
  Fleet Financial Group, Inc......................         71,100       3,546,112
  Golden West Financial Corp......................         15,000         946,875
  Great Western Financial Corp....................         37,100       1,075,900
  H.F. Ahmanson & Co..............................         29,400         955,500
  J.P. Morgan & Co., Inc..........................         50,250       4,905,656
  KeyCorp.........................................         62,600       3,161,300
  Mellon Bank Corp................................         34,550       2,453,050
  NationsBank Corp................................         78,139       7,638,087
  Norwest Corp....................................         99,100       4,310,850
  PNC Bank Corp...................................         90,800       3,416,350
  Suntrust Banks, Inc.............................         59,500       2,930,375
  U.S. Bancorp....................................         42,100       1,891,869

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Wachovia Corp...................................         44,900  $    2,536,850
  Wells Fargo & Co................................         25,266       6,815,503
                                                                   --------------
                                                                      115,987,919
                                                                   --------------
BEVERAGES -- 3.7%
  Adolph Coors Co. (Class 'B' Stock)..............          9,500         180,500
  Anheuser-Busch Companies, Inc...................        135,800       5,432,000
  Brown-Forman Corp. (Class 'B' Stock)............         19,500         892,125
  Coca-Cola Co....................................        676,000      35,574,500
  PepsiCo, Inc....................................        423,200      12,378,600
  Seagram Co., Ltd................................        101,100       3,917,625
                                                                   --------------
                                                                       58,375,350
                                                                   --------------
CHEMICALS -- 2.2%
  Air Products & Chemicals, Inc...................         30,000       2,073,750
  Dow Chemical Co.................................         65,700       5,149,237
  E.I. du Pont de Nemours & Co....................        152,600      14,401,625
  Eastman Chemical Co.............................         20,600       1,138,150
  FMC Corp. (a)...................................         10,600         743,325
  Hercules, Inc...................................         28,400       1,228,300
  Monsanto Co.....................................        160,500       6,239,437
  Nalco Chemical Co...............................         17,500         632,187
  Rohm & Haas Co..................................         17,900       1,461,087
  Sigma-Aldrich Corp..............................         13,600         849,150
  Union Carbide Corp..............................         34,500       1,410,187
                                                                   --------------
                                                                       35,326,435
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.5%
  Engelhard Corp..................................         39,075         747,309
  Great Lakes Chemical Corp.......................         17,400         813,450
  Morton International, Inc.......................         39,500       1,609,625
  Praxair, Inc....................................         42,000       1,937,250
  Raychem Corp....................................         11,900         953,487
  W.R. Grace & Co.................................         25,000       1,293,750
                                                                   --------------
                                                                        7,354,871
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  CUC International, Inc. (a).....................        108,925       2,586,969
  Deluxe Corp.....................................         21,100         691,025
  Dun & Bradstreet Corp...........................         47,460       1,127,175
  John H. Harland Co..............................          8,200         270,600
  Moore Corp., Ltd................................         26,800         546,050
                                                                   --------------
                                                                        5,221,819
                                                                   --------------
COMPUTER SERVICES -- 5.2%
  3Com Corp. (a)..................................         46,800       3,433,950
  Amdahl Corp. (a)................................         33,100         401,337
  Autodesk, Inc...................................         13,900         389,200
  Automatic Data Processing, Inc..................         79,000       3,387,125
  Bay Networks, Inc. (a)..........................         51,300       1,070,887
  Cabletron Systems, Inc. (a).....................         42,600       1,416,450
  Ceridian Corp. (a)..............................         19,800         801,900
  Cisco Systems, Inc. (a).........................        176,200      11,210,725
  COMPAQ Computer Corp. (a).......................         73,400       5,449,950
  Computer Associates International, Inc..........         98,962       4,923,359
  Computer Sciences Corp. (a).....................         20,500       1,683,562
  EMC Corp. (a)...................................         64,400       2,133,250
  First Data Corp.................................        122,300       4,463,950
  Intergraph Corp. (a)............................         11,300         115,825
  Microsoft Corp. (a).............................        324,900      26,844,862
  Novell, Inc. (a)................................         92,500         875,859
  Oracle Corp. (a)................................        179,025       7,474,294
  Seagate Technology, Inc. (a)....................         68,100       2,689,950

                                      B12

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Silicon Graphics, Inc. (a)......................         47,600  $    1,213,800
  Sun Microsystems, Inc. (a)......................         98,800       2,537,925
  Tandem Computers, Inc. (a)......................         32,900         452,375
                                                                   --------------
                                                                       82,970,535
                                                                   --------------
CONSTRUCTION -- 0.2%
  Fluor Corp......................................         23,000       1,443,250
  Foster Wheeler Corp.............................         10,400         386,100
  Kaufman & Broad Home Corp.......................          8,366         107,712
  Owens Corning...................................         13,200         562,650
  Pulte Corp......................................          5,900         181,425
                                                                   --------------
                                                                        2,681,137
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          8,100         210,600
  Bemis Co., Inc..................................         14,200         523,625
  Crown Cork & Seal Co., Inc......................         34,400       1,870,500
                                                                   --------------
                                                                        2,604,725
                                                                   --------------
COSMETICS & SOAPS -- 2.4%
  Alberto Culver Co. (Class 'B' Stock)............          7,000         336,000
  Avon Products, Inc..............................         36,100       2,062,212
  Clorox Co.......................................         13,900       1,395,212
  Colgate Palmolive Co............................         41,600       3,837,600
  Gillette Co.....................................        121,000       9,407,750
  International Flavors & Fragrances, Inc.........         30,300       1,363,500
  Procter & Gamble Co.............................        185,252      19,914,590
                                                                   --------------
                                                                       38,316,864
                                                                   --------------
DIVERSIFIED GAS -- 0.2%
  Ashland, Inc....................................         18,000         789,750
  Coastal Corp....................................         28,000       1,368,500
  Eastern Enterprises.............................          5,100         180,412
  ENSERCH Corp....................................         19,000         437,000
  NICOR, Inc......................................         14,100         504,075
  ONEOK, Inc......................................          6,400         192,000
                                                                   --------------
                                                                        3,471,737
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 3.2%
  Alco Standard Corp..............................         36,176       1,867,586
  Avery Dennison Corp.............................         29,200       1,032,950
  Dell Computer Corp. (a).........................         48,600       2,581,875
  Hewlett-Packard Co..............................        276,200      13,879,050
  Honeywell, Inc..................................         35,900       2,360,425
  International Business Machines Corp............        141,100      21,306,100
  Pitney Bowes, Inc...............................         40,700       2,218,150
  Unisys Corp. (a)................................         46,100         311,175
  Xerox Corp......................................         88,246       4,643,946
                                                                   --------------
                                                                       50,201,257
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 9.1%
  Abbott Laboratories.............................        210,700      10,693,025
  Allergan, Inc...................................         18,600         662,625
  ALZA Corp. (a)..................................         23,500         608,062
  American Home Products Corp.....................        173,400      10,165,575
  Amgen, Inc. (a).................................         72,000       3,915,000
  Bausch & Lomb, Inc..............................         15,600         546,000
  Baxter International, Inc.......................         74,200       3,042,200
  Becton, Dickinson & Co..........................         33,300       1,444,387
  Biomet, Inc.....................................         29,900         452,237
  Boston Scientific Corp. (a).....................         48,700       2,922,000
  Bristol-Myers Squibb Co.........................        135,840      14,772,600
  C.R. Bard, Inc..................................         14,400         403,200
  Eli Lilly & Co..................................        149,800      10,935,400

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Johnson & Johnson...............................        364,000  $   18,109,000
  Mallinckrodt, Inc...............................         20,600         908,975
  Medtronic, Inc..................................         65,100       4,426,800
  Merck & Co., Inc................................        327,750      25,974,187
  Pfizer, Inc.....................................        176,800      14,652,300
  Pharmacia & Upjohn, Inc.........................        138,225       5,477,166
  Schering-Plough Corp............................        100,300       6,494,425
  St. Jude Medical, Inc. (a)......................         22,600         963,325
  United States Surgical Corp.....................         17,500         689,062
  Warner-Lambert Co...............................         73,800       5,535,000
                                                                   --------------
                                                                      143,792,551
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.3%
  Applied Materials, Inc. (a).....................         52,100       1,872,344
  W.W. Grainger, Inc..............................         14,600       1,171,650
  Westinghouse Electric Corp......................        113,200       2,249,850
                                                                   --------------
                                                                        5,293,844
                                                                   --------------
ELECTRONICS -- 3.8%
  Advanced Micro Devices, Inc. (a)................         37,300         960,475
  AMP, Inc........................................         59,144       2,269,651
  Apple Computer, Inc.............................         32,900         686,787
  Data General Corp. (a)..........................          9,000         130,500
  Digital Equipment Corp. (a).....................         41,800       1,520,475
  EG&G, Inc.......................................         11,800         237,475
  Emerson Electric Co.............................         61,000       5,901,750
  Harris Corp.....................................         10,900         748,012
  Intel Corp......................................        223,000      29,199,062
  LSI Logic Corp. (a).............................         35,600         952,300
  Micron Technology, Inc..........................         56,000       1,631,000
  Motorola, Inc...................................        161,300       9,899,787
  National Semiconductor Corp. (a)................         37,100         904,312
  Perkin-Elmer Corp...............................         11,400         671,175
  Tandy Corp......................................         16,665         733,260
  Tektronix, Inc..................................          8,600         440,750
  Texas Instruments, Inc..........................         51,300       3,270,375
  Thomas & Betts Corp.............................         14,400         639,000
                                                                   --------------
                                                                       60,796,146
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Laidlaw, Inc. (Class 'B' Stock).................         84,400         970,600
                                                                   --------------
FINANCIAL SERVICES -- 3.2%
  American Express Co.............................        128,900       7,282,850
  Beneficial Corp.................................         14,400         912,600
  Dean Witter Discover & Co.......................         43,545       2,884,856
  Federal Home Loan Mortgage Corp.................         48,750       5,368,594
  Federal National Mortgage Association...........        296,000      11,026,000
  Fifth Third Bancorp.............................         28,400       1,783,875
  Green Tree Financial Corp.......................         36,800       1,421,400
  H & R Block, Inc................................         28,400         823,600
  Household International , Inc...................         25,900       2,389,275
  MBIA, Inc.......................................         11,700       1,184,625
  MBNA Corp.......................................         60,250       2,500,375
  Merrill Lynch & Co., Inc........................         45,400       3,700,100
  Morgan Stanley Group, Inc.......................         41,100       2,347,837
  National City Corp..............................         59,800       2,683,525
  Republic New York Corp..........................         15,000       1,224,375
  Salomon, Inc....................................         29,800       1,404,325
  Transamerica Corp...............................         17,800       1,406,200
                                                                   --------------
                                                                       50,344,412
                                                                   --------------
FOODS -- 4.1%
  Archer-Daniels-Midland Co.......................        146,698       3,227,356
  Campbell Soup Co................................         60,500       4,855,125

                                      B13

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  ConAgra, Inc....................................         65,200  $    3,243,700
  CPC International, Inc..........................         39,200       3,038,000
  Fleming Companies, Inc..........................          9,400         162,150
  General Mills, Inc..............................         42,100       2,668,087
  Giant Food, Inc. (Class 'A' Stock)..............         15,500         534,750
  H.J. Heinz & Co.................................         99,550       3,558,912
  Hershey Foods Corp..............................         42,600       1,863,750
  Kellogg Co......................................         56,800       3,727,500
  Philip Morris Companies, Inc....................        220,800      24,867,600
  Pioneer Hi-Bred International, Inc..............         22,500       1,575,000
  Quaker Oats Co..................................         37,000       1,410,625
  Ralston Purina Company..........................         29,340       2,152,822
  Sara Lee Corp...................................        132,200       4,924,450
  Sysco Corp......................................         47,900       1,562,737
  W. M. Wrigley, Jr. Co...........................         31,100       1,749,375
                                                                   --------------
                                                                       65,121,939
                                                                   --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp..............................         12,986         412,305
  Champion International Corp.....................         26,600       1,150,450
  Georgia-Pacific Corp............................         24,600       1,771,200
  International Paper Co..........................         81,534       3,291,935
  James River Corp. of Virginia...................         23,000         761,875
  Kimberly-Clark Corp.............................         76,594       7,295,578
  Louisiana-Pacific Corp..........................         29,800         629,525
  Mead Corp.......................................         13,700         796,312
  Potlatch Corp...................................          8,700         374,100
  Stone Container Corp............................         28,566         424,919
  Temple Inland, Inc..............................         14,400         779,400
  Union Camp Corp.................................         18,900         902,475
  Westvaco Corp...................................         27,300         784,875
  Weyerhaeuser Co.................................         54,000       2,558,250
  Willamette Industries, Inc......................         15,000       1,044,375
                                                                   --------------
                                                                       22,977,574
                                                                   --------------
GAS PIPELINES -- 0.5%
  Columbia Gas System, Inc........................         15,300         973,462
  Consolidated Natural Gas Co.....................         25,900       1,430,975
  El Paso Natural Gas Co..........................          4,259         215,100
  Enron Corp......................................         68,900       2,971,312
  NorAm Energy Corp...............................         35,700         548,887
  Peoples Energy Corp.............................          9,700         328,587
  Williams Companies, Inc.........................         42,300       1,586,250
                                                                   --------------
                                                                        8,054,573
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.8%
  Beverly Enterprises, Inc. (a)...................         24,200         308,550
  Columbia/HCA Healthcare Corp....................        182,698       7,444,943
  Guidant Corp....................................         13,000         741,000
  Humana, Inc. (a)................................         43,500         831,937
  Manor Care, Inc.................................         15,850         427,950
  Service Corp. International.....................         64,400       1,803,200
  Shared Medical Systems Corp.....................          7,100         349,675
  Tenet Healthcare Corp. (a)......................         57,600       1,260,000
                                                                   --------------
                                                                       13,167,255
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         10,900         757,550
  Centex Corp.....................................          9,200         346,150
  Fleetwood Enterprises, Inc......................          9,500         261,250
  Lowe's Companies, Inc...........................         47,700       1,693,350
  Masco Corp......................................         44,000       1,584,000
  Maytag Corp.....................................         28,300         558,925
  Stanley Works...................................         25,600         691,200

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Tupperware Corporation..........................         16,300  $      874,087
  Whirlpool Corp..................................         20,300         946,487
                                                                   --------------
                                                                        7,712,999
                                                                   --------------
INSURANCE -- 4.0%
  Aetna Inc.......................................         41,512       3,320,960
  Alexander & Alexander Services, Inc.............         10,400         180,700
  Allstate Corp...................................        120,994       7,002,528
  American General Corp...........................         55,300       2,260,387
  American International Group, Inc...............        127,337      13,784,230
  Aon Corp........................................         28,700       1,782,987
  Chubb Corp......................................         49,400       2,655,250
  CIGNA Corp......................................         20,500       2,800,812
  General Re Corp.................................         22,250       3,509,937
  ITT Hartford Group, Inc. (a)....................         32,300       2,180,250
  Jefferson-Pilot Corp............................         18,575       1,051,809
  Lincoln National Corp...........................         27,600       1,449,000
  Marsh & McLennan Companies, Inc.................         19,500       2,028,000
  MGIC Investment Corp............................         17,400       1,322,400
  Providian Corp..................................         25,800       1,325,475
  SAFECO Corp.....................................         33,400       1,317,213
  St. Paul Companies, Inc.........................         23,400       1,371,825
  Torchmark Corp..................................         18,700         944,350
  Travelers Group, Inc............................        174,594       7,922,203
  United Healthcare Corp..........................         50,600       2,277,000
  UNUM Corp.......................................         20,000       1,445,000
  USF&G Corp......................................         32,400         676,350
  USLIFE Corp.....................................          8,500         282,625
                                                                   --------------
                                                                       62,891,291
                                                                   --------------
LEISURE -- 1.1%
  Brunswick Corp..................................         28,100         674,400
  Harrah's Entertainment, Inc. (a)................         26,650         529,669
  Hasbro, Inc.....................................         23,600         917,450
  King World Productions, Inc. (a)................         10,550         389,031
  Mattel, Inc.....................................         74,581       2,069,623
  Walt Disney Co..................................        184,267      12,829,590
                                                                   --------------
                                                                       17,409,763
                                                                   --------------
LODGING -- 0.6%
  HFS, Inc........................................         35,900       2,145,025
  Hilton Hotels Corp..............................         74,700       1,951,538
  Loews Corp......................................         31,500       2,968,875
  Marriott International, Inc.....................         35,300       1,950,325
                                                                   --------------
                                                                        9,015,763
                                                                   --------------
MACHINERY -- 1.1%
  Briggs & Stratton Corp..........................          7,700         338,800
  Case Corp.......................................         20,000       1,090,000
  Caterpillar, Inc................................         51,600       3,882,900
  Cincinnati Milacron, Inc........................         11,000         240,625
  Cooper Industries, Inc..........................         28,600       1,204,775
  Deere & Co......................................         69,500       2,823,438
  Dover Corp......................................         31,000       1,557,750
  Eaton Corp......................................         21,400       1,492,650
  Giddings & Lewis, Inc...........................          6,900          88,838
  Harnischfeger Industries, Inc...................         12,800         616,000
  Ingersoll-Rand Co...............................         29,900       1,330,550
  PACCAR, Inc.....................................         10,830         736,440
  Parker-Hannifin Corp............................         21,050         815,688
  Snap-On, Inc....................................         17,500         623,438
  Timken Co.......................................          8,300         380,763
                                                                   --------------
                                                                       17,222,655
                                                                   --------------

                                      B14

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
MEDIA -- 1.8%
  Comcast Corp. (Special Class 'A' Stock).........         85,900  $    1,530,094
  Dow Jones & Co., Inc............................         26,500         897,688
  Gannett Co., Inc................................         38,200       2,860,225
  Interpublic Group of Companies, Inc.............         21,200       1,007,000
  Knight-Ridder, Inc..............................         25,800         986,850
  McGraw-Hill, Inc................................         27,200       1,254,600
  Meredith Corp...................................          7,000         369,250
  New York Times Co. (Class 'A' Stock)............         26,800       1,018,400
  R. R. Donnelley & Sons Co.......................         41,300       1,295,788
  Tele-Communications, Inc. (Series 'A'
    Stock) (a)....................................        176,800       2,309,450
  Time Warner, Inc................................        154,440       5,791,500
  Times Mirror Co. (Class 'A' Stock)..............         28,200       1,402,950
  Tribune Co......................................         16,100       1,269,888
  US West Media Group (a).........................        169,300       3,132,050
  Viacom, Inc. (Class 'B' Stock) (a)..............         95,967       3,346,849
                                                                   --------------
                                                                       28,472,582
                                                                   --------------
MINERAL RESOURCES -- 0.9%
  ASARCO, Inc.....................................         12,200         303,475
  Barrick Gold Corporation........................         96,400       2,771,500
  Battle Mountain Gold Co.........................         59,000         405,625
  Burlington Resources, Inc.......................         34,300       1,727,863
  Cyprus Amax Minerals Co.........................         25,400         593,725
  Echo Bay Mines, Ltd.............................         37,200         246,450
  Freeport-McMoRan Copper & Gold, Inc. (Class 'B'
    Stock)........................................         51,700       1,544,538
  Homestake Mining Co.............................         42,000         598,500
  Inco, Ltd.......................................         46,100       1,469,438
  Newmont Mining Corp.............................         27,300       1,221,675
  Phelps Dodge Corp...............................         17,800       1,201,500
  Placer Dome, Inc................................         65,200       1,418,100
  Sante Fe Pacific Gold Corp......................         34,916         536,834
                                                                   --------------
                                                                       14,039,223
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 4.5%
  Browning-Ferris Industries, Inc.................         58,800       1,543,500
  Cognizant Corp..................................         46,460       1,533,180
  Crane Co........................................         11,850         343,650
  Ecolab, Inc.....................................         17,100         643,388
  General Electric Co.............................        449,200      44,414,650
  General Instrument Corp. (a)....................         36,900         797,963
  General Signal Corp.............................         13,962         596,876
  Illinois Tool Works, Inc........................         33,800       2,699,775
  ITT Corp. (a)...................................         31,200       1,353,300
  ITT Industries, Inc.............................         31,900         781,550
  Millipore Corp..................................         11,000         455,125
  NACCO Industries, Inc. (Class 'A' Stock)........          2,500         133,750
  Newport News Shipbuilding, Inc. (a).............          9,160         137,400
  Pall Corp.......................................         32,500         828,750
  PPG Industries Inc..............................         50,100       2,811,863
  Textron, Inc....................................         22,300       2,101,775
  Thermo Electron Corp. (a).......................         23,000         948,750
  Trinova Corp....................................          7,200         261,900
  TRW, Inc........................................         34,800       1,722,600
  Tyco International, Ltd.........................         42,200       2,231,325
  WMX Technologies, Inc...........................        132,300       4,316,288
                                                                   --------------
                                                                       70,657,358
                                                                   --------------

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 2.0%
  American Greetings Corp. (Class 'A' Stock)......         20,600  $      584,525
  Black & Decker Corp.............................         23,500         707,938
  Corning, Inc....................................         62,800       2,904,500
  Eastman Kodak Co................................         91,000       7,302,750
  Jostens, Inc....................................          9,900         209,138
  Minnesota Mining & Manufacturing Co.............        113,300       9,389,738
  Polaroid Corp...................................         11,800         513,300
  Rubbermaid, Inc.................................         40,900         930,475
  Unilever N.V., ADR (United Kingdom).............         44,300       7,763,575
  Whitman Corp....................................         28,300         647,363
                                                                   --------------
                                                                       30,953,302
                                                                   --------------
PETROLEUM -- 8.0%
  Amerada Hess Corp...............................         25,200       1,458,450
  Amoco Corp......................................        135,030      10,869,915
  Atlantic Richfield Co...........................         43,785       5,801,513
  Chevron Corp....................................        178,000      11,570,000
  Exxon Corp......................................        337,400      33,065,200
  Kerr-McGee Corp.................................         13,200         950,400
  Louisiana Land & Exploration Co.................          9,300         498,713
  Mobil Corp......................................        106,900      13,068,525
  Occidental Petroleum Corp.......................         89,000       2,080,375
  PanEnergy Corp..................................         40,290       1,813,050
  Pennzoil Co.....................................         12,500         706,250
  Phillips Petroleum Co...........................         71,900       3,181,575
  Royal Dutch Petroleum Co., ADR (Netherlands)....        145,800      24,895,350
  Santa Fe Energy Resources, Inc. (a).............         22,970         318,709
  Sun Co., Inc....................................         19,000         463,125
  Tenneco, Inc....................................         45,800       2,066,725
  Texaco, Inc.....................................         71,700       7,035,563
  Union Pacific Resources Group, Inc..............         67,756       1,981,863
  Unocal Corp.....................................         67,500       2,742,188
  USX-Marathon Group..............................         78,100       1,864,638
                                                                   --------------
                                                                      126,432,127
                                                                   --------------
PETROLEUM SERVICES -- 1.0%
  Baker Hughes, Inc...............................         39,700       1,369,650
  Dresser Industries, Inc.........................         47,700       1,478,700
  Halliburton Co..................................         34,200       2,060,550
  Helmerich & Payne, Inc..........................          6,600         344,025
  McDermott International, Inc....................         13,700         227,763
  Oryx Energy Co. (a).............................         29,100         720,225
  Rowan Companies, Inc. (a).......................         25,400         574,675
  Schlumberger, Ltd...............................         67,200       6,711,600
  Sonat, Inc......................................         24,000       1,236,000
  Western Atlas, Inc. (a).........................         14,200       1,006,425
                                                                   --------------
                                                                       15,729,613
                                                                   --------------
RAILROADS -- 0.9%
  Burlington Northern, Inc........................         42,142       3,640,015
  Conrail Inc.....................................         16,534       1,647,200
  CSX Corp........................................         59,212       2,501,707
  Norfolk Southern Corp...........................         33,800       2,957,500
  Union Pacific Corp..............................         66,300       3,986,288
                                                                   --------------
                                                                       14,732,710
                                                                   --------------

                                      B15

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
RESTAURANTS -- 0.6%
  Darden Restaurants, Inc.........................         44,000  $      385,000
  McDonald's Corp.................................        189,100       8,556,775
  Wendy's International, Inc......................         33,700         690,850
                                                                   --------------
                                                                        9,632,625
                                                                   --------------
RETAIL -- 4.7%
  Albertson's, Inc................................         68,700       2,447,438
  American Stores Co..............................         40,100       1,639,088
  AutoZone, Inc. (a)..............................         23,000         632,500
  Charming Shoppes, Inc...........................         23,300         117,956
  Circuit City Stores, Inc........................         26,800         807,350
  CVS Corp........................................         28,700       1,187,463
  Dayton-Hudson Corp..............................         58,242       2,285,999
  Dillard Department Stores, Inc. (Class 'A'
    Stock)........................................         31,050         958,669
  Federated Department Stores, Inc. (a)...........         56,400       1,924,650
  Great Atlantic & Pacific Tea Co., Inc...........         10,100         321,938
  Harcourt General, Inc...........................         20,506         945,839
  Home Depot, Inc.................................        130,749       6,553,794
  J.C. Penney Co., Inc............................         62,200       3,032,250
  K mart Corp.....................................        128,900       1,337,338
  Kroger Co. (a)..................................         34,000       1,581,000
  Liz Claiborne, Inc..............................         19,300         745,463
  Longs Drug Stores, Inc..........................          6,200         304,575
  May Department Stores Co........................         68,300       3,193,025
  Mercantile Stores Co., Inc......................         10,200         503,625
  Newell Co.......................................         42,400       1,335,600
  Nike, Inc. (Class 'B' Stock)....................         78,000       4,660,500
  Nordstrom, Inc..................................         21,200         751,275
  Pep Boys-Manny, Moe & Jack......................         16,600         510,450
  Price/Costco, Inc. (a)..........................         53,666       1,348,358
  Reebok International, Ltd.......................         14,600         613,200
  Rite Aid Corp...................................         33,200       1,319,700
  Sears, Roebuck & Co.............................        107,100       4,939,988
  Sherwin-Williams Co.............................         23,400       1,310,400
  Stride Rite Corp................................         12,400         124,000
  Supervalu, Inc..................................         17,800         505,075
  The Gap, Inc....................................         76,700       2,310,588
  The Limited, Inc................................         72,448       1,331,232
  TJX Companies, Inc..............................         21,800       1,032,775
  Toys 'R' Us, Inc. (a)...........................         74,550       2,236,500
  Wal-Mart Stores, Inc............................        622,400      14,237,400
  Walgreen Co.....................................         67,600       2,704,000
  Winn Dixie Stores, Inc..........................         41,000       1,296,625
  Woolworth Corp..................................         34,900         763,438
                                                                   --------------
                                                                       73,851,064
                                                                   --------------
RUBBER -- 0.2%
  B.F. Goodrich Co................................         13,800         558,900
  Cooper Tire & Rubber Co.........................         23,200         458,200
  Goodyear Tire & Rubber Co.......................         43,000       2,209,125
                                                                   --------------
                                                                        3,226,225
                                                                   --------------
STEEL -- 0.3%
  Allegheny Teledyne, Inc.........................         48,380       1,112,740
  Armco, Inc. (a).................................         26,700         110,138
  Bethlehem Steel Corp. (a).......................         31,600         284,400
  Inland Steel Industries, Inc....................         12,000         240,000
  Nucor Corp......................................         23,900       1,218,900
  USX-U.S. Steel Group............................         23,740         744,843
  Worthington Industries, Inc.....................         23,600         427,750
                                                                   --------------
                                                                        4,138,771
                                                                   --------------

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
TELECOMMUNICATIONS -- 4.5%
  Airtouch Communications, Inc. (a)...............        137,000  $    3,459,250
  Alltel Corp.....................................         51,400       1,612,675
  Ameritech Corp..................................        148,900       9,027,063
  Andrew Corp. (a)................................         15,975         847,673
  AT&T Corp.......................................        439,573      19,121,426
  DSC Communications Corp. (a)....................         32,000         572,000
  Frontier Corp...................................         23,000         520,375
  Lucent Technologies, Inc........................        173,760       8,036,400
  MCI Communications Corp.........................        187,000       6,112,563
  Northern Telecom, Ltd...........................         70,300       4,349,813
  SBC Communications, Inc.........................        163,600       8,466,300
  Scientific-Atlanta, Inc.........................         19,500         292,500
  Sprint Corp.....................................        117,200       4,673,350
  Tci Satellite Entertainment, Inc. (Class 'A'
    Stock) (a)....................................         17,080         168,665
  Tellabs, Inc. (a)...............................         48,400       1,821,050
  Worldcom Inc....................................        111,600       2,908,575
                                                                   --------------
                                                                       71,989,678
                                                                   --------------
TEXTILES -- 0.2%
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...         20,200         765,075
  National Service Industries, Inc................         12,500         467,188
  Russell Corp....................................         10,600         315,350
  Springs Industries, Inc.........................          6,400         275,200
  V.F. Corp.......................................         17,918       1,209,465
                                                                   --------------
                                                                        3,032,278
                                                                   --------------
TOBACCO -- 0.2%
  American Brands, Inc............................         46,700       2,317,488
  UST, Inc........................................         50,800       1,644,650
                                                                   --------------
                                                                        3,962,138
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Caliber System Inc..............................         11,600         223,300
  Consolidated Freightways, Inc. (a)..............          5,700          50,588
  Federal Express Corp. (a).......................         30,800       1,370,600
  Ryder System, Inc...............................         21,700         610,313
                                                                   --------------
                                                                        2,254,801
                                                                   --------------
UTILITY - COMMUNICATIONS -- 2.8%
  Bell Atlantic Corp..............................        119,100       7,711,725
  BellSouth Corp..................................        270,200      10,909,325
  GTE Corp........................................        260,520      11,853,660
  NYNEX Corp......................................        120,200       5,784,625
  Pacific Telesis Group...........................        116,200       4,270,350
  U S West Communications, Inc....................        130,900       4,221,525
                                                                   --------------
                                                                       44,751,210
                                                                   --------------
UTILITY - ELECTRIC -- 2.8%
  American Electric Power Co., Inc................         51,100       2,101,488
  Baltimore Gas & Electric Co.....................         39,250       1,049,938
  Carolina Power & Light Co.......................         41,400       1,511,100
  Central & South West Corp.......................         58,300       1,493,938
  CINergy Corp....................................         43,739       1,459,789
  Consolidated Edison Co. of NY, Inc..............         64,100       1,874,925
  Dominion Resources, Inc.........................         49,250       1,896,125
  DTE Energy Company..............................         38,500       1,246,438
  Duke Power Co...................................         55,100       2,548,375
  Edison International............................        117,200       2,329,350
  Entergy Corp....................................         63,900       1,773,225
  FPL Group, Inc..................................         49,300       2,267,800
  GPU, Inc........................................         31,600       1,062,550
  Houston Industries, Inc.........................         71,500       1,617,688

                                      B16

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Niagara Mohawk Power Corp.......................         35,700  $      352,538
  Northern States Power Co........................         18,200         834,925
  Ohio Edison Co..................................         42,200         960,050
  P P & L Resources, Inc..........................         43,800       1,007,400
  Pacific Enterprises.............................         23,800         722,925
  Pacific Gas & Electric Co.......................        111,400       2,339,400
  PacifiCorp......................................         79,500       1,629,750
  PECO Energy Co..................................         60,800       1,535,200
  Public Service Enterprise Group, Inc............         66,000       1,798,500
  Southern Co.....................................        181,600       4,108,700
  Texas Utilities Co..............................         60,129       2,450,257
  Unicom Corp.....................................         57,600       1,562,400
  Union Electric Company..........................         27,600       1,062,600
                                                                   --------------
                                                                       44,597,374
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $998,185,758)............................................   1,531,362,551
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 3.6%                          (000)
                                                    -------------
U.S. GOVERNMENT OBLIGATION -- 0.2%
  US Treasury Bills,
    4.860%, 03/20/97 (b)..........................  $       2,550       2,523,659
REPURCHASE AGREEMENT -- 3.4%
  Joint Repurchase Agreement Account,
    6.613%, 01/02/97 (Note 5).....................         53,762      53,762,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $56,285,493).............................................      56,285,659
TOTAL INVESTMENTS -- 100.4%
  (cost $1,054,471,251; Note 6)..................................   1,587,648,210
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (0.1%) (C).........
                                                                         (937,100)
OTHER LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.3%).........................................      (5,330,803)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,581,380,307
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR    American Depository Receipt

(a)        Non-income producing security.

(b)        Security segregated as collateral for futures contracts

(c) Open futures contracts as of December 31, 1996 are as follows:

 NUMBER OF                       EXPIRATION    VALUE AT         VALUE AT
 CONTRACTS          TYPE            DATE      TRADE DATE    DECEMBER 31, 1996   APPRECIATION
    129      S&P 500 Index         Mar 97    $47,304,050       $48,020,250        $716,200

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                      B17

                            EQUITY INCOME PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 96.7%
                                                                       VALUE
COMMON STOCKS -- 84.8%                                 SHARES         (NOTE 2)

                                                    -------------  --------------
AEROSPACE/DEFENSE -- 3.9%
  Newport News Shipbuilding, Inc. (a).............         50,260  $      753,900
  Northrop Grumman Corp...........................        388,600      32,156,650
  Thiokol Corp....................................        462,000      20,674,500
  United Industrial Corp..........................         31,700         186,238
                                                                   --------------
                                                                       53,771,288
AIRLINES -- 2.4%
  AMR Corp. (a)...................................        364,200      32,095,125
                                                                   --------------
ALUMINUM -- 0.3%
  Reynolds Metals Co..............................         71,586       4,035,661
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.3%
  Chrysler Corp...................................      1,248,034      41,185,122
  Ford Motor Co...................................        130,000       4,143,750
                                                                   --------------
                                                                       45,328,872
                                                                   --------------
CHEMICALS -- 2.4%
  Dow Chemical Co.................................        378,800      29,688,450
  Millenium Chemicals, Inc. (a)...................        144,998       2,573,714
                                                                   --------------
                                                                       32,262,164
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  IMO Industries, Inc. (a)........................        434,600       1,358,125
  John H. Harland Co..............................         32,400       1,069,200
                                                                   --------------
                                                                        2,427,325
                                                                   --------------
COMPUTER HARDWARE -- 7.1%
  Amdahl Corp. (a)................................        800,000       9,700,000
  Digital Equipment Corp. (a).....................        319,100      11,607,263
  Intergraph Corp. (a)............................        607,700       6,228,925
  International Business Machines Corp............        459,100      69,324,100
                                                                   --------------
                                                                       96,860,288
                                                                   --------------
CONSUMER SERVICES -- 0.0%
  Petroleum Heat and Power, Inc. (Class 'A'
    Stock)........................................         47,300         301,538
                                                                   --------------
CONTAINERS -- 0.5%
  Stone Container Corp............................        435,400       6,476,575
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.0%
  Kuhlman Corp....................................        560,000      10,850,000
  Pacific Scientific Co...........................        185,700       2,089,125
                                                                   --------------
                                                                       12,939,125
                                                                   --------------
ELECTRONICS -- 4.3%
  Esterline Technologies Corp. (a)................        275,700       7,202,662
  Micron Technology, Inc..........................        451,000      13,135,375
  National Semiconductor Corp. (a)................        320,000       7,800,000
  Newport Corp....................................        297,700       2,642,087
  Texas Instruments, Inc..........................        429,000      27,348,750
                                                                   --------------
                                                                       58,128,874
                                                                   --------------
FINANCIAL SERVICES -- 10.2%
  A.G. Edwards, Inc...............................        211,000       7,094,875
  Bear Stearns Companies, Inc.....................        884,049      24,642,866
  Lehman Brothers Holdings, Inc...................      1,759,100      55,191,762
  Painewebber Group, Inc..........................        904,000      25,425,000
  Salomon, Inc....................................        560,000      26,390,000
                                                                   --------------
                                                                      138,744,503
                                                                   --------------
FOREST PRODUCTS -- 0.9%
  Fletcher Challenge, Ltd., ADR (Canada)..........         62,400       1,037,400
  Louisiana-Pacific Corp..........................         71,700       1,514,662

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Potlatch Corp...................................         81,500  $    3,504,500
  Rayonier, Inc...................................        149,900       5,752,412
                                                                   --------------
                                                                       11,808,974
                                                                   --------------
GAS DISTRIBUTION -- 0.8%
  KN Energy, Inc..................................        261,900      10,279,575
  Yankee Energy System, Inc.......................         30,400         649,800
                                                                   --------------
                                                                       10,929,375
                                                                   --------------
GAS PIPELINES -- 1.9%
  El Paso Natural Gas Co..........................         23,371       1,180,230
  PanEnergy Corp..................................        299,600      13,482,000
  Sonat, Inc......................................        206,300      10,624,450
                                                                   --------------
                                                                       25,286,680
                                                                   --------------
HOUSEHOLD PRODUCTS -- 1.1%
  Gibson Greetings, Inc. (a)......................        778,600      15,280,025
                                                                   --------------
HOUSING RELATED -- 1.0%
  Hanson, PLC, ADR (United Kingdom)...............      2,030,000      13,702,500
                                                                   --------------
INSURANCE -- 5.3%
  Alexander & Alexander Services, Inc.............        812,000      14,108,500
  Marsh & McLennan Companies, Inc.................        243,800      25,355,200
  Ohio Casualty Corp..............................        339,900      12,066,450
  SAFECO Corp.....................................        350,200      13,811,012
  Selective Insurance Group, Inc..................        198,800       7,554,400
                                                                   --------------
                                                                       72,895,562
                                                                   --------------
INTEGRATED PRODUCERS -- 4.0%
  Elf Aquitaine, ADR (France).....................      1,200,000      54,300,000
  Mobil Corp......................................            600          73,350
                                                                   --------------
                                                                       54,373,350
                                                                   --------------
LODGING -- 0.1%
  Homestead Village, Inc..........................         66,245       1,192,410
                                                                   --------------
MEDIA -- 3.4%
  Dun & Bradstreet Corp...........................        195,600       4,645,500
  Gannett Co., Inc................................        120,000       8,985,000
  Westinghouse Electric Corp......................      1,669,500      33,181,312
                                                                   --------------
                                                                       46,811,812
                                                                   --------------
MINERAL RESOURCES -- 0.4%
  Coeur D'Alene Mines Corp........................        194,678       2,944,505
  Echo Bay Mines, Ltd.............................        298,499       1,977,556
                                                                   --------------
                                                                        4,922,061
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.8%
  Tenneco, Inc....................................        251,300      11,339,913
                                                                   --------------
OIL SERVICES -- 1.9%
  McDermott International, Inc....................      1,571,400      26,124,525
                                                                   --------------
PETROLEUM -- 0.4%
  USX-Marathon Group..............................        230,600       5,505,575
                                                                   --------------
PETROLEUM SERVICES -- 0.3%
  Crestar Energy, Inc. (a)........................        200,000       4,304,998
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 17.1%
  Alexander Haagen Properties, Inc................        420,000       6,195,000
  Amli Residential Properties Trust...............        208,300       4,869,012
  Avalon Properties, Inc..........................        265,000       7,618,750
  Beacon Properties Corp..........................        184,800       6,768,300
  Bradley Real Estate, Inc........................        240,000       4,320,000
  CarrAmerica Realty Corp.........................         26,500         775,125
  Crescent Real Estate Equities, Inc..............        717,000      37,821,750
  Crown American Realty Trust.....................        675,100       5,063,250
  Equity Residential Properties Trust.............      1,188,800      49,038,000

                                      B18

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Gables Residential Trust........................        435,800  $   12,638,200
  Glimcher Realty Trust...........................        565,000      12,430,000
  Irvine Apartment Communities, Inc...............        392,000       9,800,000
  JDN Realty Corp.................................        293,200       8,099,650
  JP Realty, Inc..................................         84,000       2,173,500
  Kimco Realty Corp...............................         56,250       1,961,719
  Malan Realty Investors, Inc.....................        140,000       2,275,000
  Manufactured Home Communities, Inc..............        581,500      13,519,875
  Patriot American Hospitality, Inc...............        181,900       7,844,437
  Pennsylvania Real Estate Investment Trust.......         50,100       1,221,188
  Security Capital Pacific Trust..................        527,034      12,055,903
  Simon Debartolo Group, Inc......................        214,300       6,643,300
  Sunstone Hotel Investors, Inc...................        240,000       3,150,000
  Vornado Realty Trust............................        278,800      14,637,000
  Walden Residential Properties, Inc..............          5,000         124,375
  Weingarten Realty Investors.....................         62,500       2,539,063
                                                                   --------------
                                                                      233,582,397
                                                                   --------------
RETAIL -- 2.2%
  J.C. Penney Co., Inc............................        549,800      26,802,750
  K mart Corp. (a)................................        299,200       3,104,200
                                                                   --------------
                                                                       29,906,950
                                                                   --------------
STEEL -- 2.7%
  LTV Corp........................................         90,000       1,068,750
  USX-U.S. Steel Group............................      1,159,400      36,376,175
                                                                   --------------
                                                                       37,444,925
                                                                   --------------
TELECOMMUNICATIONS -- 0.5%
  Telefonos de Mexico SA (Class 'L' Stock), ADR
    (Mexico)......................................        198,000       6,534,000
                                                                   --------------
TEXTILES -- 0.8%
  Garan, Inc......................................          2,900          56,188
  Kellwood Co.....................................        518,900      10,378,000
  Oxford Industries, Inc..........................         34,500         828,000
                                                                   --------------
                                                                       11,262,188
                                                                   --------------
TOBACCO -- 1.6%
  RJR Nabisco Holdings Corp.......................        421,100      14,317,400
  UST, Inc........................................        218,600       7,077,175
                                                                   --------------
                                                                       21,394,575
                                                                   --------------
TRUCKING/SHIPPING -- 0.8%
  Alexander & Baldwin, Inc........................        287,750       7,193,750
  Yellow Corp.....................................        259,700       3,733,188
                                                                   --------------
                                                                       10,926,938
                                                                   --------------
UTILITIES - ELECTRICAL & GAS -- 0.8%
  British Gas, PLC, ADR (United Kingdom)..........        110,600       4,216,625
  TransCanada Pipelines, Ltd......................        389,600       6,818,000
                                                                   --------------
                                                                       11,034,625
                                                                   --------------
UTILITY - ELECTRIC -- 0.4%
  Centerior Energy Corp...........................         46,600         500,950
  Central Louisiana Electric Co...................          6,100         168,513
  Pacific Gas & Electric Co.......................        240,000       5,040,000
                                                                   --------------
                                                                        5,709,463
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $912,402,158)............................................   1,155,645,159
                                                                   --------------

DECEMBER 31, 1996

                                                                       VALUE
PREFERRED STOCKS -- 8.3%                               SHARES         (NOTE 2)
                                                    -------------  --------------
ALUMINUM -- 0.3%
  Kaiser Aluminum Corp. (Cum. Conv.)..............        319,900  $    3,598,875
                                                                   --------------
DRUGS & HOSPITAL SUPPLIES -- 0.6%
  U.S. Surgical Corp. (Cum. Conv.)................        208,300       7,967,475
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.6%
  Parker & Parsley Capital, LLC (Cum. Conv.)......        118,800       7,796,250
                                                                   --------------
INSURANCE -- 0.4%
  Alexander & Alexander Services, Inc. (Cum.
    Conv.), Series A..............................        100,000       5,212,500
  USF&G Corp. (Conv. Ex.), Series A...............         10,900         555,900
                                                                   --------------
                                                                        5,768,400
                                                                   --------------
INTEGRATED OIL & GAS PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         34,372       1,972,094
                                                                   --------------
MEDIA -- 1.9%
  Westinghouse Electric Corp. (Cum. Conv.), Series
    C.............................................      1,457,000      26,226,000
                                                                   --------------
NON-FERROUS METALS -- 0.2%
  Hecla Mining Co. (Cum. Conv.), Series B.........         60,000       2,640,000
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         54,500       1,669,062
                                                                   --------------
RETAIL -- 0.9%
  Kmart Corp. (Cum. Conv.)........................        247,300      12,055,875
                                                                   --------------
STEEL & METALS -- 1.1%
  Bethlehem Steel Corp. (Cum. Conv.)..............        264,000      10,098,000
  USX Corp. (Cum. Conv.)..........................        114,600       5,085,375
                                                                   --------------
                                                                       15,183,375
                                                                   --------------
TEXTILES/APPAREL -- 0.3%
  Fieldcrest Cannon, Inc. (Cum. Conv.), Series
    A.............................................         85,000       3,336,250
                                                                   --------------
TOBACCO -- 1.5%
  RJR Nabisco Holdings Corp. (Conv.), Ser. C......      3,107,000      20,972,250
                                                                   --------------
OIL SERVICES -- 0.3%
  McDermott International, Inc. (Cum. Conv.),
    Series C......................................         88,000       3,388,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $109,734,121)............................................     112,573,906
                                                                   --------------
WARRANTS
LODGING
  Homestead Village, Inc.
  (cost $191,545).................................         44,442         361,091
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
CONVERTIBLE BONDS -- 1.4%                               (000)
                                                    -------------
EXPLORATION & PRODUCTION -- 0.2%
  Cross Timbers Oil Co.,
    5.250%, 11/01/03..............................  $       1,174       1,276,725
  Oryx Energy Co.,
    7.500%, 05/15/14..............................          1,760       1,707,200
                                                                   --------------
                                                                        2,983,925
                                                                   --------------

                                      B19

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)                           (000)         (NOTE 2)
                                                    -------------  --------------
OIL SERVICES -- 0.3%
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08.........................  $       5,940  $    4,484,700
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Alexander Haagen Properties, Inc., Series A,
    7.500%, 01/15/01..............................          1,600       1,483,000
  Malan Realty Investors, Inc.,
    9.500%, 07/15/04..............................          3,000       2,970,000
                                                                   --------------
                                                                        4,453,000
                                                                   --------------
RETAIL -- 0.6%
  Charming Shoppes, Inc.,
    7.500%, 07/15/06..............................          8,000       7,760,000
                                                                   --------------
TOTAL CONVERTIBLE BONDS
  (cost $19,020,457).............................................      19,681,625
                                                                   --------------
LONG-TERM BOND -- 2.2%
U.S. GOVERNMENT & AGENCY OBLIGATION
  US Treasury Note,
    6.750%, 08/15/26
  (cost $29,011,302)..............................         30,000      30,225,000
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,070,359,583)..........................................   1,318,486,781
                                                                   --------------

SHORT-TERM INVESTMENT -- 2.5%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    6.613%, 01/02/97
      (cost $33,746,000) (Note 5).................         33,746      33,746,000
                                                                   --------------
TOTAL INVESTMENTS -- 99.2%
  (cost $1,104,105,583; Note 6)..................................   1,352,232,781
                                                                   --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.8%............................................      11,241,834
                                                                   --------------
TOTAL NET ASSETS -- 100%.........................................  $1,363,474,615
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR      American Depository Receipt

    LLC      Limited Liability Company

    PLC      Public Limited Company (British Corporation)

(a)          Non-income producing security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                      B20

                                EQUITY PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 75.9%
                                                                       VALUE
COMMON STOCKS -- 75.3%                                 SHARES         (NOTE 2)

                                                    -------------  --------------
AUTOMOBILES & TRUCKS -- 3.8%
  Chrysler Corp...................................      3,927,820  $  129,618,060
  General Motors Corp.............................        700,000      39,025,000
  Navistar International Corp. (a)................        395,200       3,606,200
  PACCAR Inc......................................        139,700       9,499,600
                                                                   --------------
                                                                      181,748,860
                                                                   --------------
BANKS & FINANCIAL SERVICES -- 13.6%
  American Express Co.............................      2,200,000     124,300,000
  Associates First Capital Corp. (a)..............        139,300       6,146,613
  Bank of New York Co., Inc.......................      1,800,000      60,750,000
  BankAmerica Corp................................        550,000      54,862,500
  Chase Manhattan Corp............................        624,000      55,692,000
  Dean Witter Discover & Co.......................      1,600,000     106,000,000
  First America Bank Corp.........................        187,000      11,243,375
  Great Western Financial Corp....................      1,000,000      29,000,000
  Lehman Brothers Holdings, Inc...................        900,000      28,237,500
  Mellon Bank Corp................................        276,398      19,624,258
  Mercantile Bankshares Corp......................        279,600       8,947,200
  Morgan (J.P.) & Co., Inc........................        395,400      38,600,925
  NationsBank Corp................................        600,000      58,650,000
  Republic New York Corp..........................        225,000      18,365,625
  Salomon, Inc....................................        700,000      32,987,500
                                                                   --------------
                                                                      653,407,496
                                                                   --------------
CHEMICALS -- 1.0%
  Eastman Chemical Co.............................        466,550      25,776,887
  Wellman, Inc....................................        798,200      13,669,175
  Witco Corp......................................        268,800       8,198,400
                                                                   --------------
                                                                       47,644,462
                                                                   --------------
COMMERCIAL SERVICES -- 1.9%
  AAR Corp........................................        650,000      19,662,500
  American Standard Co., Inc. (a).................      1,050,000      40,162,500
  TRW Inc.........................................        694,400      34,372,800
                                                                   --------------
                                                                       94,197,800
                                                                   --------------
COMPUTER HARDWARE -- 5.1%
  Amdahl Corp. (a)................................      4,000,000      48,500,000
  Comdisco, Inc...................................      1,297,207      41,186,322
  Digital Equipment Corp. (a).....................      2,900,000     105,487,500
  Gerber Scientific, Inc..........................        419,800       6,244,525
  International Business Machines Corp............        300,000      45,300,000
                                                                   --------------
                                                                      246,718,347
                                                                   --------------
CONSTRUCTION & HOUSING -- 0.5%
  Centex Corp.....................................        600,000      22,575,000
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.1%
  Gibson Greetings Inc. (a).......................        750,000      14,718,750
  Loews Corp......................................      1,600,000     150,800,000
  RJR Nabisco Holdings Corp.......................      2,300,000      78,200,000
                                                                   --------------
                                                                      243,718,750
                                                                   --------------
ELECTRICAL EQUIPMENT
  Rexel, Inc. (a).................................        107,199       1,701,784
                                                                   --------------
ELECTRICAL POWER -- 1.2%
  American Electric Power
    Company Inc...................................        180,000       7,402,500
  GPU, Inc........................................        500,000      16,812,500
  Long Island Lighting Co.........................      1,541,400      34,103,475
                                                                   --------------
                                                                       58,318,475
                                                                   --------------

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
ELECTRONICS -- 1.1%
  Harris Corp.....................................        300,000  $   20,587,500
  Texas Instruments, Inc..........................        500,000      31,875,000
                                                                   --------------
                                                                       52,462,500
                                                                   --------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
  NorAm Energy Corp...............................      1,300,000      19,987,500
                                                                   --------------
FOREST PRODUCTS -- 8.9%
  Georgia-Pacific Corp............................        900,000      64,800,000
  International Paper Co..........................      1,350,000      54,506,250
  James River Corp. of Virginia...................        560,000      18,550,000
  Kimberly-Clark Corp.............................        343,100      32,680,275
  Mead Corp.......................................        900,000      52,312,500
  Rayonier Inc....................................        125,000       4,796,875
  Temple-Inland Inc...............................        850,000      46,006,250
  Weyerhaeuser Co.................................      1,421,400      67,338,825
  Willamette Industries, Inc......................      1,250,000      87,031,250
                                                                   --------------
                                                                      428,022,225
                                                                   --------------
HOSPITALS -- 3.0%
  Foundation Health Corp. (a).....................      1,430,700      45,424,725
  Tenet Healthcare Corp. (a)......................      3,237,832      70,827,575
  Wellpoint Health Networks Inc...................        799,700      27,489,688
                                                                   --------------
                                                                      143,741,988
                                                                   --------------
INSURANCE -- 11.3%
  Alexander & Alexander Services, Inc.............      1,050,000      18,243,750
  American Financial Group Inc....................        303,700      11,464,675
  American General Corp...........................      1,000,000      40,875,000
  Chubb Corp......................................      2,206,400     118,594,000
  Citizens Corp...................................        700,000      15,750,000
  Old Republic International Corp.................      1,950,885      52,186,174
  Providian Corp..................................        340,500      17,493,187
  SAFECO Corp.....................................      1,600,000      63,100,000
  St. Paul Companies, Inc.........................        826,900      48,477,013
  The Equitable Companies, Inc....................      1,800,000      44,325,000
  Travelers Corp..................................      1,800,000      81,675,000
  Western National Corp...........................      1,624,300      31,267,775
                                                                   --------------
                                                                      543,451,574
                                                                   --------------
METALS-NON FERROUS -- 1.6%
  Aluminum Company of America.....................        600,000      38,250,000
  Amax Gold Inc. (a)..............................        131,342         837,305
  Cyprus Amax Minerals Co.........................      1,533,200      35,838,550
  Nord Resources Corp. (a)........................        130,500         570,938
                                                                   --------------
                                                                       75,496,793
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.1%
  American Water Works Co., Inc...................        270,000       5,568,750
  Worldtex, Inc. (a)..............................        107,199         951,391
                                                                   --------------
                                                                        6,520,141
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 6.0%
  Amerada Hess Corp...............................        325,000      18,809,375
  Atlantic Richfield Co...........................        400,000      53,000,000
  Elf Aquitaine, ADR (France).....................      2,424,433     109,705,593
  Occidental Petroleum Corp.......................      1,100,000      25,712,500
  Oryx Energy Co. (a).............................      1,600,000      39,600,000
  Total S.A., ADR (France)........................        738,365      29,719,191
  Union Texas Petroleum
    Holdings, Inc.................................        504,500      11,288,188
                                                                   --------------
                                                                      287,834,847
                                                                   --------------

                                      B21

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RESTAURANTS -- 0.4%
  Darden Restaurants Inc..........................      2,500,000  $   21,875,000
                                                                   --------------
RETAIL -- 5.9%
  Dayton-Hudson Corp..............................        358,800      14,082,900
  Dillard Department Stores, Inc. (a).............      2,550,000      78,731,250
  K-Mart Corp. (a)................................      6,500,000      67,437,500
  Petrie Stores Corp..............................        540,000       1,451,250
  Tandy Corp......................................      1,382,900      60,847,600
  Toys 'R' Us Inc. (a)............................        854,000      25,620,000
  Waban, Inc. (a).................................      1,300,000      33,800,000
                                                                   --------------
                                                                      281,970,500
                                                                   --------------
STEEL -- 0.7%
  Bethlehem Steel Corp. (a).......................        500,000       4,500,000
  Birmingham Steel Corp...........................      1,468,400      27,899,600
  Carpenter Technology Corp.......................        100,000       3,662,500
                                                                   --------------
                                                                       36,062,100
                                                                   --------------
TELECOMMUNICATIONS -- 3.3%
  360 Communication Co............................         96,066       2,221,526
  AT&T Corp.......................................      1,600,000      69,600,000
  Loral Corp......................................      1,800,000      33,075,000
  Telefonica de Espana, SA, ADR (Spain)...........        800,000      55,400,000
                                                                   --------------
                                                                      160,296,526
                                                                   --------------
TRANSPORTATION -- 0.4%
  OMI Corp. (a)...................................      1,000,000       8,750,000
  Overseas Shipholding Group, Inc.................        600,000      10,200,000
                                                                   --------------
                                                                       18,950,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,545,705,536)..........................................   3,626,702,668
                                                                   --------------
PREFERRED STOCK -- 0.6%
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  RJR Nabisco Holdings Corp., Conv. Pfd. Stock
    (cost $25,999,610)............................      4,000,000      27,000,000
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,571,705,146)..........................................   3,653,702,668
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 23.8%                         (000)
                                                    -------------
CERTIFICATES OF DEPOSIT-YANKEE -- 2.7%
  Bank of Montreal
    5.45%, 01/07/97...............................  $      47,000      47,000,000
  Canadian Imperial Bank of Commerce
    5.41%, 01/31/97...............................         35,000      35,000,000
  Deutsche Bank
    5.37%, 01/21/97...............................         46,000      46,000,000
                                                                   --------------
                                                                      128,000,000
                                                                   --------------
COMMERCIAL PAPER -- 4.5%
  Aristar, Inc.,
    5.59%, 02/21/97...............................          6,615       6,563,642
  Ciba-Geigy Corp.,
    5.75%, 02/06/97...............................          2,000       1,988,820
  Countrywide Home Loan, Inc.,
    6.20%, 01/15/97...............................         11,000      10,975,372
    6.35%, 01/15/97...............................         18,000      17,958,725

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)                      (000)         (NOTE 2)
                                                    -------------  --------------

  Countrywide Home Loan, Inc.,
    5.58%, 01/21/97...............................  $      12,636  $   12,598,787
    5.35%, 01/21/97...............................          6,000       5,983,058
  Creditanstalt Finance Inc.,
    5.40%, 02/11/97...............................         20,000      19,880,000
  Engelhard Corp.,
    5.34%, 01/17/97...............................          5,000       4,988,875
    5.58%, 02/24/97...............................          1,000         991,785
  Finova Capital Corp.,
    5.55%, 01/13/97...............................          1,000         998,304
  General Motors Accept Corp.,
    5.72%, 01/31/97...............................          8,499       8,459,839
  GTE Corp.,
    5.50%, 01/14/97...............................          2,000       1,996,333
  Heller Financial, Inc.,
    5.57%, 01/13/97...............................          2,000       1,996,596
    5.57%, 01/14/97...............................          4,000       3,992,574
    5.75%, 01/16/97...............................          7,000       6,984,347
  Lehman Brothers Holdings, Inc.,
    6.70%, 01/07/97...............................         48,000      47,955,333
  Mitsubishi International Corp.,
    5.45%, 01/15/97...............................          3,000       2,994,096
    5.35%, 01/24/97...............................          2,000       1,993,461
  NYNEX Corp.,
    6.80%, 01/06/97...............................          5,000       4,996,222
    5.71%, 01/13/97...............................          5,000       4,991,276
  Preferred Receivables Funding Corp.,
    5.50%, 01/13/97...............................          2,990       2,984,975
    5.45%, 01/14/97...............................          1,000         998,183
    5.33%, 01/21/97...............................          2,639       2,631,576
    5.55%, 01/22/97...............................          2,613       2,604,943
    5.32%, 01/23/97...............................          7,800       7,775,794
  Rank Xerox Capital (Europe) PLC,
    5.65%, 01/16/97...............................          3,018       3,011,369
    5.50%, 01/17/97...............................         15,161      15,126,256
    5.35%, 01/21/97...............................          1,000         997,176
    5.65%, 01/21/97...............................          6,043       6,024,980
  Sonoco Products,
    5.45%, 01/14/97...............................          6,564       6,552,076
                                                                   --------------
                                                                      217,994,773
                                                                   --------------
REPURCHASE AGREEMENT -- 12.4%
  Joint Repurchase Agreement Account,
    6.613%, 01/02/97 (Note 5).....................        599,921     599,921,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.2%
  Federal Home Loan Mortgage Corp.,
    5.24%, 02/14/97...............................         20,800      20,669,815
    5.225%, 02/28/97..............................         15,000      14,875,906
    5.27%, 03/17/97...............................         13,000      12,859,174
    5.26%, 06/20/97...............................          3,640       3,550,118
  Federal National Mortgage Assoc.,
    5.23%, 01/28/97...............................         14,040      13,986,968
    5.22%, 02/18/97...............................         20,800      20,658,248
    5.21%, 03/03/97...............................         21,205      21,020,870
    5.30%, 03/27/97...............................          8,000       7,900,720
    5.37%, 03/27/97...............................          8,320       8,215,751
    5.50%, 03/27/97...............................         10,600      10,468,455
    5.25%, 04/10/97...............................         22,000      21,685,583
    5.30%, 04/04/97...............................         20,800      20,520,448
    5.40%, 12/05/97...............................         10,000       9,986,992

                                      B22

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)                      (000)         (NOTE 2)
                                                    -------------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (CON'T)
  United States Treasury Notes,
    6.875%, 02/28/97..............................  $       3,900  $    3,909,750
    5.75%, 09/30/97...............................         12,000      12,025,527
                                                                   --------------
                                                                      202,334,325
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,148,242,455)..........................................   1,148,250,098
                                                                   --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $3,719,947,601: Note 6)..................................   4,801,952,766
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%............................................      12,016,310
                                                                   --------------
TOTAL NET ASSETS -- 100%.........................................  $4,813,969,076
                                                                   --------------
                                                                   --------------

The following abbreviation is used in portfolio descriptions:

    ADR      American Depository Receipt

(a)          Non-income producing security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                      B23

                              PRUDENTIAL JENNISON

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 97.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 3.2%
  Boeing Co.......................................         68,600  $    7,297,325
                                                                   --------------
AIRLINES -- 2.2%
  AMR Corp. (a)...................................         37,600       3,313,500
  Continental Airlines, Inc. (a)..................         60,300       1,703,475
                                                                   --------------
                                                                        5,016,975
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.0%
  Chase Manhattan Corp............................         51,300       4,578,525
                                                                   --------------
BUSINESS SERVICES -- 4.8%
  Eagle River Interactive, Inc. (a)...............         84,600         666,225
  Manpower, Inc...................................         53,700       1,745,250
  Omnicom Group, Inc..............................         76,200       3,486,150
  Reuters Holdings PLC, ADR (United Kingdom)......         64,400       4,926,600
                                                                   --------------
                                                                       10,824,225
                                                                   --------------
COMMERCIAL SERVICES -- 1.7%
  CUC International, Inc. (a).....................        160,100       3,802,375
                                                                   --------------
COMPUTER SERVICES -- 14.8%
  3Com Corp. (a)..................................         74,100       5,437,087
  America Online, Inc. (a)........................         79,900       2,656,675
  Cisco Systems, Inc. (a).........................         86,200       5,484,475
  Computer Associates International, Inc..........         71,350       3,549,662
  Electronic Data Systems Corp....................         72,700       3,144,275
  First Data Corp.................................         62,746       2,290,229
  Microsoft Corp. (a).............................         68,500       5,659,812
  SAP AG, ADR (Germany)...........................         41,800       1,901,900
  Seagate Technology, Inc. (a)....................         86,800       3,428,600
                                                                   --------------
                                                                       33,552,715
                                                                   --------------
COMPUTER SYSTEMS -- 5.3%
  Dell Computer Corp. (a).........................         60,100       3,192,813
  Hewlett-Packard Co..............................        110,600       5,557,650
  International Business Machines Corp............         22,100       3,337,100
                                                                   --------------
                                                                       12,087,563
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 11.1%
  Astra AB, ADR...................................         53,300       2,611,700
  Bristol-Myers Squibb Co.........................         30,700       3,338,625
  Chiron Corporation (a)..........................         29,800         555,025
  Eli Lilly & Co..................................         49,600       3,620,800
  Johnson & Johnson...............................         64,500       3,208,875
  Merck & Co., Inc................................         48,100       3,811,925
  Pfizer, Inc.....................................         53,700       4,450,387
  Smithkline Beecham PLC, UTS, ADR (United
    Kingdom)......................................         51,500       3,502,000
                                                                   --------------
                                                                       25,099,337
                                                                   --------------
ELECTRONICS -- 8.9%
  Intel Corp......................................         56,600       7,411,062
  International Rectifier Corp. (a)...............        184,700       2,816,675
  KLA Instruments Corp. (a).......................         49,600       1,760,800
  LSI Logic Corp. (a).............................        106,800       2,856,900
  Picturetel Corp. (a)............................         43,600       1,133,600

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Symbol Technologies, Inc. (a)...................         68,800  $    3,044,400
  Texas Instruments, Inc..........................         19,700       1,255,875
                                                                   --------------
                                                                       20,279,312
                                                                   --------------
FINANCIAL SERVICES -- 1.7%
  Federal National Mortgage Association...........         57,600       2,145,600
  MBNA Corp.......................................         19,500         809,250
  Schwab (Charles) Corp...........................         31,800       1,017,600
                                                                   --------------
                                                                        3,972,450
                                                                   --------------
FOOD & BEVERAGES -- 1.0%
  PepsiCo, Inc....................................         80,800       2,363,400
                                                                   --------------
FOREST PRODUCTS -- 1.7%
  Kimberly-Clark Corp.............................         40,000       3,810,000
                                                                   --------------
HOSPITAL MANAGEMENT -- 2.7%
  Healthsouth Rehablilitation (a).................         86,900       3,356,512
  PhyCor, Inc. (a)................................         99,900       2,834,662
                                                                   --------------
                                                                        6,191,174
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 2.4%
  Gillette Co.....................................         68,900       5,356,975
                                                                   --------------
INSURANCE -- 6.4%
  CIGNA Corp......................................         24,100       3,292,662
  MGIC Investment Corp............................         61,400       4,666,400
  Mutual Risk Management, Ltd.....................         77,966       2,884,742
  UNUM Corp.......................................         49,900       3,605,275
                                                                   --------------
                                                                       14,449,079
                                                                   --------------
LEISURE -- 2.7%
  Walt Disney Co..................................         86,600       6,029,525
                                                                   --------------
LODGING -- 1.6%
  Hilton Hotels Corp..............................        135,200       3,532,100
                                                                   --------------
MACHINERY -- 1.2%
  Harnischfeger Industries, Inc...................         57,100       2,747,938
                                                                   --------------
MEDIA -- 2.5%
  Clear Channel Communications, Inc. (a)..........         84,600       3,056,175
  Scholastic Corp. (a)............................         37,600       2,528,600
                                                                   --------------
                                                                        5,584,775
                                                                   --------------
PETROLEUM -- 0.9%
  Union Pacific Resources Group, Inc..............         73,300       2,144,025
                                                                   --------------
PETROLEUM SERVICES -- 1.7%
  Schlumberger, Ltd...............................         37,900       3,785,263
                                                                   --------------
RETAIL -- 7.9%
  AutoZone, Inc. (a)..............................         87,100       2,395,250
  Corporate Express, Inc. (a).....................         78,100       2,299,069
  Home Depot, Inc.................................         74,800       3,749,350
  Kohl's Corp. (a)................................         78,800       3,092,900
  Nike, Inc. (Class 'B' Stock)....................         40,700       2,431,825
  Saks Holdings, Inc. (a).........................         64,300       1,736,100
  The Gap, Inc....................................         71,300       2,147,913
                                                                   --------------
                                                                       17,852,407
                                                                   --------------

                                      B24

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
SOFTWARE -- 2.0%
  Intuit, Inc. (a)................................         93,600  $    2,948,400
  Macromedia Inc. (a).............................         82,600       1,486,800
                                                                   --------------
                                                                        4,435,200
                                                                   --------------
TELECOMMUNICATIONS -- 6.6%
  Ascend Communications, Inc. (a).................         39,100       2,429,088
  L.M. Ericsson Telephone Co. (Class 'B' Stock),
    ADR (Sweden)..................................        104,000       3,139,500
  Nokia AB Corp., ADR (Japan).....................         67,200       3,872,400
  Tellabs, Inc. (a)...............................         87,500       3,292,188
  Vodafone Group PLC, ADR (United Kingdom)........         53,500       2,213,563
                                                                   --------------
                                                                       14,946,739
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $194,081,558)............................................     219,739,402
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 4.7%                           (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    6.613%, 01/02/97
    (cost $10,688,000) (Note 5)...................  $      10,688      10,688,000
                                                                   --------------
TOTAL INVESTMENTS -- 101.7%
  (cost $204,769,558; Note 6)....................................     230,427,402
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)..................
                                                                       (3,884,254)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  226,543,148
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR      American Depository Receipt

    PLC      Public Limited Company (British Corporation)

    UTS      Unit Trust Shares

(a)          Non-income producing security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                      B25

                                GLOBAL PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 93.9%
                                                                       VALUE
COMMON STOCKS -- 93.8%                                 SHARES         (NOTE 2)

                                                    -------------  --------------
ARGENTINA -- 0.7%
  Banco Frances Del Rio De La Plata
    (Banks and Savings & Loans)...................        453,195  $    4,238,157
                                                                   --------------
AUSTRALIA -- 3.9%
  Brambles Industries, Ltd.
    (Miscellaneous - Basic Industry)..............        552,500      10,783,281
  Broken Hill Proprietary Co., Ltd.
    (Metals - Diversified)........................        472,231       6,727,592
  Coca-Cola Amatil, Ltd.
    (Foods).......................................        371,832       3,975,907
  Publishing and Broadcasting, Ltd.
    (Media).......................................        213,900       1,040,709
                                                                   --------------
                                                                       22,527,489
                                                                   --------------
BELGIUM -- 0.3%
  Bekaert, SA
    (Miscellaneous - Basic Industry)..............          3,150       2,000,627
                                                                   --------------
BRAZIL -- 0.7%
  Basil De Distrub., ADR
    (Retail) (a)..................................        219,400       3,839,500
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 3.6%
  Hoechst, AG
    (Chemicals)...................................        177,900       8,398,266
  Linde, AG
    (Machinery)...................................         11,240       6,860,779
  SAP, AG
    (Computer Services) (a).......................         40,400       5,495,974
                                                                   --------------
                                                                       20,755,019
                                                                   --------------
FINLAND -- 1.6%
  Nokia Corp. (Class 'A' Stock)
    (Telecommunications)..........................        157,700       9,151,964
                                                                   --------------
FRANCE -- 6.4%
  Carrefour Supermarche, SA
    (Retail)......................................         18,000      11,708,671
  Imetal
    (Steel).......................................         25,236       3,724,620
  Legrand, SA
    (Electrical Equipment)........................         37,800       6,438,381
  SGS Thomson Microelectronics, N.V., ADR
    (Electronics) (a).............................        101,600       7,112,000
  SGS Thomson Microelectronics, N.V.,
    (Electronics) (a).............................          5,000         353,565
  Valeo, SA
    Autos - Cars & Trucks.........................        128,585       7,928,170
                                                                   --------------
                                                                       37,265,407
                                                                   --------------
HONG KONG -- 7.3%
  CDL Hotels International, Ltd.
    (Real Estate Development).....................      6,948,145       3,975,117
  Citic Pacific, Ltd.
    (Multi-industry) (c)..........................      1,652,000       9,590,122
  Guoco Group, Ltd.
    (Financial Services)..........................      1,944,000      10,883,082
  Hung Hing Printing Group, Ltd.
    (Miscellaneous - Basic Industry)..............      3,452,000       1,249,674
  Hutchison Whampoa, Ltd.
    (Multi-industry)..............................        749,000       5,882,959

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  New World Development Co., Ltd.
    (Real Estate Development).....................      1,597,000  $   10,736,828
                                                                   --------------
                                                                       42,317,782
                                                                   --------------
ITALY -- 2.7%
  Gucci Group, ADR
    (Textiles)....................................         94,100       6,010,637
  Telecom Italia Mobile Spa
    (Telecommunications)..........................      3,790,500       9,570,445
                                                                   --------------
                                                                       15,581,082
                                                                   --------------
JAPAN -- 13.6%
  Daibiru Corp.
    (Real Estate Development).....................        198,000       1,825,121
  Eisai Co., Ltd.
    (Drugs and Hospital Supplies).................        288,000       5,656,788
  Honda Motor Co.
    (Autos - Cars & Trucks).......................        368,000      10,493,453
  Jgc Corp.
    (Construction) (a)............................        438,000       3,278,963
  Keyence Corp.
    (Electrical Equipment)........................         37,800       4,656,616
  Kokusai Denshin Denwa
    (Telecommunications)..........................         49,000       3,368,539
  Mitsui Fudosan
    (Real Estate Development).....................        673,000       6,725,362
  Namco, Ltd.
    (Leisure).....................................        145,500       4,449,733
  Nippon Television Network
    (Media).......................................         21,700       6,542,901
  Nissan Chemicals Inds.
    (Chemicals)...................................        663,000       3,141,368
  Onward Kashiyama Co., Ltd.
    (Textiles)....................................        528,000       7,414,197
  Sony Corp.
    (Electronics).................................        169,000      11,050,224
  Toyota Motor Corp.
    (Autos - Cars & Trucks).......................        352,000      10,097,864
                                                                   --------------
                                                                       78,701,129
                                                                   --------------
MALAYSIA -- 2.6%
  I.J.M. Corp. Berhad
    (Construction)................................      3,180,000       7,493,465
  Renong Berhad
    (Real Estate Development).....................      1,637,000       2,904,459
  Resorts World Berhad
    (Leisure).....................................      1,065,000       4,850,495
                                                                   --------------
                                                                       15,248,419
                                                                   --------------
MEXICO -- 2.4%
  Apasco, SA de CV
    (Steel).......................................        659,200       4,508,778
  Cifra, SA de CV (Class 'B' Stock)
    (Retail) (a)..................................      1,948,900       2,379,657
  Fomento Economico Mexicano, SA de CV (Class 'B'
    Stock)
    (Beverage)....................................        935,400       3,198,961
  Kimberly Clark (Series A)
    (Paper Products)..............................        205,000       4,037,682
                                                                   --------------
                                                                       14,125,078
                                                                   --------------

                                      B26

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
NETHERLANDS -- 2.9%
  Heineken, N.V.
    (Food & Beverages)............................         21,625  $    3,825,996
  Nutricia Verenigde Bedrijven
    (Healthcare)..................................         37,300       5,664,859
  Royal Dutch Petroleum
    (Petroleum)...................................         41,400       7,255,220
                                                                   --------------
                                                                       16,746,075
                                                                   --------------
NEW ZEALAND -- 0.1%
  Fletcher Challenge Forestry Division
    (Forest Products).............................        293,204         490,803
                                                                   --------------
SINGAPORE -- 3.1%
  Overseas Chinese Banking Corp., Ltd.
    (Banks and Savings & Loans)...................        462,000       5,744,872
  Overseas Union Bank, Ltd.
    (Banks and Savings & Loans)...................        793,000       6,120,489
  Sembawang Maritime, Ltd.
    (Trucking/Shipping)...........................        883,500       2,525,548
  Wing Tai Holdings, Ltd.
    (Real Estate Development).....................      1,239,250       3,542,486
                                                                   --------------
                                                                       17,933,395
                                                                   --------------
SPAIN -- 2.8%
  Banco Popular Espanol, SA
    (Banks and Savings & Loans)...................         31,700       6,227,711
  Centros Commerciales Pryca, SA
    (Retail)......................................        197,462       4,183,552
  Telefonica De Espana
    (Telecommunications) (a)......................        253,700       5,893,004
                                                                   --------------
                                                                       16,304,267
                                                                   --------------
SWEDEN -- 5.3%
  Astra, AB (Series 'B' Free)
    (Drugs and Hospital Supplies).................        161,880       7,782,931
  Hennes & Mauritz (Series 'B' Free)
    (Retail)......................................         86,000      11,863,820
  Mo Och Domsjo, Ab (Series'B' Free)
    (Forest Products).............................        156,900       4,402,286
  Skandinaviska Enskilda Bank (Series A)
    (Banks & Savings & Loans).....................        655,100       6,701,310
                                                                   --------------
                                                                       30,750,347
                                                                   --------------
UNITED KINGDOM -- 13.3%
  Bank Of Ireland
    (Banks and Savings & Loans)...................        982,700       8,969,717
  British Sky Broadcasting Group, PLC
    (Media).......................................        987,800       8,830,191
  Dixons Group, PLC
    (Retail)......................................        795,800       7,400,045
  Guest Kean & Nettlefolds, PLC
    (Autos - Cars & Trucks).......................        677,340      11,611,047
  Hays, PLC
    (Commercial Services).........................        519,700       5,001,723
  Reed International, PLC
    (Miscellaneous - Basic Industry)..............        298,000       5,603,368
  Siebe, PLC
    (Machinery) (c)...............................        690,340      12,815,127

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Standard Chartered, PLC
    (Banks & Savings & Loans).....................        580,000  $    7,121,602
  Vodafone Group, PLC
    (Telecommunications)..........................      2,394,200      10,127,167
                                                                   --------------
                                                                       77,479,987
                                                                   --------------
UNITED STATES -- 20.5%
  Baker Hughes, Inc.
    (Petroleum Services)..........................        163,800       5,651,100
  Case Corp.
    (Machinery)...................................        105,000       5,722,500
  Cisco Systems, Inc.
    (Computer Services) (a).......................        154,800       9,849,150
  Mattel, Inc.
    (Leisure).....................................        338,758       9,400,535
  MCI Communications Corp.
    (Telecommunications) (c)......................        321,400      10,505,763
  Microsoft Corp.
    (Computer Services) (a), (c)..................        170,700      14,104,088
  Mirage Resorts, Inc.
    (Leisure) (a).................................        211,500       4,573,688
  Mobil Corp.
    (Petroleum)...................................         81,300       9,938,925
  Motorola, Inc.
    (Electronics).................................         67,400       4,136,675
  Oracle Corp.
    (Computer Services) (a).......................        252,600      10,546,050
  Texas Instruments, Inc.
    (Electronics).................................        106,900       6,814,875
  Tiffany & Co.
    (Retail)......................................        133,800       4,900,425
  Time Warner, Inc.
    (Media).......................................        173,400       6,502,500
  Transocean Offshore, Inc.
    (Petroleum Services)..........................         79,800       4,997,475
  Viacom, Inc. (Class 'A' Stock)
    (Media) (a)...................................        146,600       5,057,700
  Walt Disney Co.
    (Leisure).....................................         92,500       6,440,313
                                                                   --------------
                                                                      119,141,762
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $433,976,824)............................................     544,598,289
                                                                   --------------
WARRANTS (A) -- 0.1%
MALAYSIA
  Renong Berhad, Expire 11/21/00,
    (Miscellaneous - Basic Industry)..............        185,625          91,158
                                                                   --------------
SINGAPORE
  United Overseas Bank Ltd., Expire 6/17/97,
    (Banks and Savings & Loans)...................         57,800         204,054
                                                                   --------------
TOTAL WARRANTS
  (cost $307,011)................................................         295,212
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $434,283,835)............................................     544,893,501
                                                                   --------------

                                      B27

DECEMBER 31, 1996

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 4.5%                           (000)         (NOTE 2)
                                                    -------------  --------------
UNITED STATES
  Bear, Stearns & Co., Repurchase Agreement,
    6.750%, 01/02/97 (cost $26,319,000) (b).......  $      26,319  $   26,319,000
                                                                   --------------
TOTAL INVESTMENTS -- 98.4%
  (cost $460,602,835; Note 6)....................................     571,212,501
FORWARD CURRENCY CONTRACTS --
  AMOUNT RECEIVABLE FROM
  COUNTERPARTIES (D) -- 0.1%.....................................         692,778
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.5%.........................................       8,724,760
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  580,630,039
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    AB     Akiteboiag (Swedish Stock Company)

    ADR    American Depository Receipt

    AG     Aktiengesellschaft (West German Stock Company)

    N.V.   Naamloze Vennootschap (Dutch Corporation)

    PLC    Public Limited Company (British Corporation)

    SA     Sociedad Anonima (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a)        Non-income producing security.

(b)        Bear Stearns & Co., repurchase price $26,328,870 due
           1/02/97. The value of the collateral was $27,180,328.

(c) Securities with an aggregate market value of $13,568,943 have been segregated as collateral for forward currency contracts.

(d) Outstanding forward currency contract to sell foreign currency at December 31, 1996 is as follows:

                                  VALUE AT
      FOREIGN CURRENCY         SETTLEMENT DATE      CURRENCY
       SALE CONTRACTS            RECEIVABLE           VALUE       APPRECIATION
  Japanese Yen,                  $42,507,276       $41,814,498      $692,778
      expiring
      1/6/97-1/14/97

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                      B28

                      NOTES TO THE FINANCIAL STATEMENTS OF
                             CERTAIN PORTFOLIOS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only the eight Portfolios available for investment by Discovery Select: Money Market Portfolio, Diversified Bond Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited. (See Note 5).

FOREIGN  CURRENCY TRANSLATION:   The  books and records  of the  Series Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses -at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

                                       C1

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use

                                       C2
of certain estimates by management. The Series Fund expenses are allocated to the respective portfolios on the basis of relative net assets.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income and distributions from net realized gains, if any, twice a year. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the fiscal year ended December 31, 1996, the application of this statement increased (decreased) paid-in capital in excess of par ("PC"), undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("G/L") by the following amounts:

                                                  PC           UNI          G/L
                                              -----------  -----------  -----------
Diversified Bond Portfolio..................  $(7,574,364) $  (617,274) $ 8,191,638
High Yield Portfolio........................   (3,589,971)   2,838,653      751,318
Stock Index Portfolio.......................     (937,091)     448,481      488,610
Equity Income Portfolio.....................   (3,889,621)  11,442,266  (7,552,645)
Equity Portfolio............................  (10,995,498)   6,099,985    4,895,513
Prudential Jennison Portfolio...............           --      130,598    (130,598)
Global Portfolio............................     (373,014)   5,985,915  (5,612,901)

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                       C3

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolios' average daily net assets:

                        Fund                            Investment Advisory Fee
Money Market Portfolio..............................               0.40%
Diversified Bond Portfolio..........................               0.40
High Yield Bond Portfolio...........................               0.55
Stock Index Portfolio...............................               0.35
Equity Income Portfolio.............................               0.40
Equity Portfolio....................................               0.45
Prudential Jennison Portfolio.......................               0.60
Global Portfolio....................................               0.75

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1996.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1996, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of The Prudential, earned $251,623 in brokerage commissions from transactions executed on behalf of the following
Portfolios:

                             Fund                                 Commission
Equity Income Portfolio........................................   $  66,311
Equity Portfolio...............................................     165,924
Global Portfolio...............................................      19,388
                                                                 ------------
                                                                  $ 251,623

As of December 31, 1996, The Prudential had an investment of $14,361,824 in the Prudential Jennison Portfolio.

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $868,381,000 as of December 31, 1996. The Portfolios of the Series Fund with cash invested in the joint account had the following principal amounts and percentage participation in the account:

                                                         Principal     Percentage
                                                          Amount        Interest
                                                       -------------  ------------
Diversified Bond Portfolio...........................  $  15,414,000        1.78%
High Yield Bond Portfolio............................     31,450,000        3.62
Stock Index Portfolio................................     53,762,000        6.19
Equity Income Portfolio..............................     33,746,000        3.89
Equity Portfolio.....................................    599,921,000       69.09
Prudential Jennison Portfolio........................     10,688,000        1.23
All other portfolios (currently not available to
 Discovery Select)...................................    123,400,000       14.20
                                                       -------------  ------------
                                                       $ 868,381,000      100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 6.75%, in the principal amount of $265,000,000, repurchase price $265,099,375, due 1/2/97. The value of the collateral including accrued interest was $270,501,866.

                                       C4

Goldman, Sachs & Co., Inc., 5.85%, in the principal amount of $73,381,000, repurchase price $73,404,849, due 1/2/97. The value of the collateral including accrued interest was $75,883,443.

Smith Barney, Inc., 6.65%, in the principal amount of $265,000,000, repurchase price $265,097,902, due 1/2/97. The value of the collateral including accrued interest was $270,820,275.

UBS Securities Corp., 6.65%, in the principal amount of $265,000,000, repurchase price $265,097,902, due 1/2/97. The value of the collateral including accrued interest was $270,302,336.

The weighted average interest rate of these repurchase agreements was 6.613%.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1996 were as follows:

Cost of Purchases:

                                      HIGH
                    DIVERSIFIED      YIELD         STOCK       EQUITY                       PRUDENTIAL
                        BOND          BOND         INDEX       INCOME         EQUITY         JENNISON        GLOBAL
                    ------------  ------------  -----------  -----------  --------------  --------------  ------------
Debt Securities...  $1,474,912,068 $343,629,174      0       $37,152,915        0               0              0
Equity
  Securities......       0        $ 10,633,778  $322,878,792 $282,895,367 $  644,784,097  $  203,871,305  $271,345,027

Proceeds From Sales:

                                      HIGH
                    DIVERSIFIED      YIELD         STOCK       EQUITY                       PRUDENTIAL
                        BOND          BOND         INDEX       INCOME         EQUITY         JENNISON        GLOBAL
                    ------------  ------------  -----------  -----------  --------------  --------------  ------------
Debt Securities...  $1,351,233,287 $319,599,876      0       $44,135,081        0               0              0
Equity
  Securities......       0        $  8,018,168  $13,326,025  $197,334,087 $  653,768,417  $   61,951,658  $187,932,378

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of December 31, 1996 were as follows:

                                                     HIGH
                                   DIVERSIFIED       YIELD          STOCK         EQUITY                        PRUDENTIAL
                                      BOND           BOND           INDEX         INCOME          EQUITY         JENNISON
                                  -------------  -------------  -------------  -------------  --------------  --------------
Gross Unrealized Appreciation...   $16,153,798    $ 20,260,380   $546,264,662   $297,676,452  1$,153,620,111   $ 31,401,080
Gross Unrealized Depreciation...     1,997,928       8,960,353     13,128,946    53,301,876      71,614,946       6,675,173
Total Net Unrealized............    14,155,870      11,300,027    533,135,716   244,374,576   1,082,005,165      24,725,907
Tax Basis.......................   729,283,625     415,325,778  1,054,512,494  1,107,858,205  3,719,947,601     205,701,495


                                      GLOBAL
                                  --------------
Gross Unrealized Appreciation...   $127,364,695
Gross Unrealized Depreciation...     16,756,986
Total Net Unrealized............    110,607,709
Tax Basis.......................    460,604,792

For federal income tax purposes, the following Porfolios had post-October deferred losses during 1996 and capital loss carryforwards utilized during 1996 and available to offset future realized capital gains:

                                                                 CAPITAL
                             POST OCTOBER    CAPITAL LOSSES       LOSSES
                                LOSSES        CARRYFORWARDS    CARRYFORWARDS  EXPIRATION
                               DEFERRED     UTILIZED IN 1996    AVAILABLE        DATE
                            --------------  -----------------  ------------  -------------
High Yield Bond
  Portfolio...............   $  2,303,758      $   818,030      $  972,998     12/31/1999
                                                                 3,273,984     12/31/2002
                                                                15,084,494     12/31/2003
                                                               ------------
                                                                19,331,476
Prudential Jennison
  Portfolio...............             --               --       2,160,575     12/31/2004

                                       C5

        FINANCIAL HIGHLIGHTS

                                                       MONEY MARKET
                                     -------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                     -------------------------------------------------
                                       1996     1995(A)   1994(A)   1993(A)   1992(A)
                                     --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year.............................  $  10.00   $  10.00  $  10.00  $  10.00  $  10.00
                                     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income and net
  realized gains...................      0.51       0.56      0.40      0.29      0.37
Dividends and distributions........     (0.51)     (0.56)    (0.40)    (0.29)    (0.37)
                                     --------   --------  --------  --------  --------
Net Asset Value, end of year.......  $  10.00   $  10.00  $  10.00  $  10.00  $  10.00
                                     --------   --------  --------  --------  --------
                                     --------   --------  --------  --------  --------
TOTAL INVESTMENT RATE OF
  RETURN:(B).......................      5.22%      5.80%     4.05%     2.95%     3.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................    $668.8     $613.3    $583.3    $474.7    $528.7
Ratios to average net assets:
  Expenses.........................      0.44%      0.44%     0.47%     0.45%     0.47%
  Net investment income............      5.10%      5.64%     4.02%     2.90%     3.72%

                                                     DIVERSIFIED BOND
                                     -------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                     -------------------------------------------------
                                       1996     1995(A)   1994(A)   1993(A)   1992(A)
                                     --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year.............................  $  11.31   $  10.04  $  11.10  $  10.83  $  11.00
                                     --------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............      0.76       0.76      0.68      0.68      0.76
Net realized and unrealized gains
  (losses) on investments..........     (0.27)      1.29     (1.04)     0.40      0.01
                                     --------   --------  --------  --------  --------
    Total from investment
    operations.....................      0.49       2.05     (0.36)     1.08      0.77
                                     --------   --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................     (0.73)     (0.75)    (0.68)    (0.66)    (0.72)
Distributions from net realized
  gains............................        --      (0.03)    (0.02)    (0.15)    (0.22)
                                     --------   --------  --------  --------  --------
    Total distributions............     (0.73)     (0.78)    (0.70)    (0.81)    (0.94)
                                     --------   --------  --------  --------  --------
Net Asset Value, end of year.......  $  11.07   $  11.31  $  10.04  $  11.10  $  10.83
                                     --------   --------  --------  --------  --------
                                     --------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........      4.40%     20.73%    (3.23%)    10.13%     7.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................    $720.2     $655.8    $541.6    $576.2    $428.8
Ratios to average net assets:
  Expenses.........................      0.45%      0.44%     0.45%     0.46%     0.47%
  Net investment income............      6.89%      7.00%     6.41%     6.05%     6.89%
Portfolio turnover rate............       210%       199%       32%       41%       61%

(a) Calculations are based on average month-end shares outstanding, where applicable.

(b) Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       D1

        FINANCIAL HIGHLIGHTS

                                                     HIGH YIELD BOND
                                    -------------------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,
                                    -------------------------------------------------
                                      1996     1995(A)   1994(A)   1993(A)   1992(A)
                                    --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year............................. $   7.80   $   7.37  $   8.41  $   7.72  $   7.21
                                    --------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............     0.80       0.81      0.87      0.82      0.82
Net realized and unrealized gains
  (losses) on investments..........     0.06       0.46     (1.10)     0.63      0.42
                                    --------   --------  --------  --------  --------
    Total from investment
    operations.....................     0.86       1.27     (0.23)     1.45      1.24
                                    --------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................    (0.78)     (0.84)    (0.81)    (0.76)    (0.73)
Dividends in excess of net
  investment income................    (0.01)        --        --        --        --
                                    --------   --------  --------  --------  --------
    Total distributions............    (0.79)     (0.84)    (0.81)    (0.76)    (0.73)
                                    --------   --------  --------  --------  --------
Net Asset Value, end of year....... $   7.87   $   7.80  $   7.37  $   8.41  $   7.72
                                    --------   --------  --------  --------  --------
                                    --------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........    11.39%     17.56%    (2.72%)    19.27%    17.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................   $432.9     $367.9    $306.2    $282.9    $153.7
Ratios to average net assets:
  Expenses.........................     0.63%      0.61%     0.65%     0.65%     0.70%
  Net investment income............     9.89%     10.34%     9.88%     9.91%    10.67%
Portfolio turnover rate............       88%       139%       69%       96%       75%

                                                         STOCK INDEX
                                      -------------------------------------------------
                                                         YEAR ENDED
                                                        DECEMBER 31,
                                      -------------------------------------------------
                                        1996    1995(A)    1994(A)   1993(A)   1992(A)
                                      --------  --------   --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year.............................   $  19.96  $  14.96   $  15.20  $  14.22  $  13.61
                                      --------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............       0.40      0.40       0.38      0.36      0.35
Net realized and unrealized gains
  (losses) on investments..........       4.06      5.13      (0.23)     1.00      0.60
                                      --------  --------   --------  --------  --------
    Total from investment
    operations.....................       4.46      5.53       0.15      1.36      0.95
                                      --------  --------   --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................      (0.40)    (0.38)     (0.37)    (0.35)    (0.33)
Distributions from net realized
  gains............................      (0.28)    (0.15)     (0.02)    (0.03)    (0.01)
                                      --------  --------   --------  --------  --------
    Total distributions............      (0.68)    (0.53)     (0.39)    (0.38)    (0.34)
                                      --------  --------   --------  --------  --------
Net Asset Value, end of year.......   $  23.74  $  19.96   $  14.96  $  15.20  $  14.22
                                      --------  --------   --------  --------  --------
                                      --------  --------   --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........      22.57%    37.06%      1.01%     9.66%     7.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................   $1,581.4  $1,031.3     $664.5    $615.1    $433.5
Ratios to average net assets:
  Expenses.........................       0.40%     0.38%      0.42%     0.42%     0.46%
  Net investment income............       1.95%     2.27%      2.50%     2.43%     2.56%
Portfolio turnover rate............          1%        1%         2%        1%        1%
Average commission rate paid per
  share............................    $0.0250       N/A        N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding, where applicable.

(b) Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       D2

        FINANCIAL HIGHLIGHTS

                                                       EQUITY INCOME
                                     -------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                     -------------------------------------------------
                                       1996     1995(A)   1994(A)   1993(A)   1992(A)
                                     --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year   $  16.27   $  14.48  $  15.66  $  13.67  $  13.21
                                     --------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............      0.58       0.64      0.67      0.55      0.58
Net realized and unrealized gains
  (losses) on investments..........      2.88       2.50     (0.45)     2.46      0.72
                                     --------   --------  --------  --------  --------
    Total from investment
    operations.....................      3.46       3.14      0.22      3.01      1.30
                                     --------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................     (0.71)     (0.62)    (0.56)    (0.50)    (0.52)
Distributions from net realized
  gains............................     (0.51)     (0.73)    (0.82)    (0.52)    (0.32)
                                     --------   --------  --------  --------  --------
    Total distributions............     (1.22)     (1.35)    (1.38)    (1.02)    (0.84)
                                     --------   --------  --------  --------  --------
Net Asset Value, end of year.......  $  18.51   $  16.27  $  14.48  $  15.66  $  13.67
                                     --------   --------  --------  --------  --------
                                     --------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........     21.74%     21.70%     1.44%    22.28%    10.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................  $1,363.5   $1,110.0    $859.7    $602.8    $234.4
Ratios to average net assets:
  Expenses.........................      0.45%      0.43%     0.52%     0.54%     0.57%
  Net investment income............      3.36%      4.00%     3.92%     3.56%     4.32%
Portfolio turnover rate............        21%        64%       63%       41%       40%
Average commission rate paid per
  share............................   $0.0553        N/A       N/A       N/A       N/A

                                                          EQUITY
                                     -------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                     -------------------------------------------------
                                       1996     1995(A)   1994(A)   1993(A)   1992(A)
                                     --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year.............................  $  25.64   $  20.66  $  21.49  $  18.90  $  17.91
                                     --------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............      0.71       0.55      0.51      0.42      0.44
Net realized and unrealized gains
  (losses) on investments..........      3.88       5.89      0.05      3.67      2.05
                                     --------   --------  --------  --------  --------
    Total from investment
    operations.....................      4.59       6.44      0.56      4.09      2.49
                                     --------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................     (0.67)     (0.52)    (0.49)    (0.40)    (0.44)
Distributions from net realized
  gains............................     (2.60)     (0.94)    (0.90)    (1.10)    (1.06)
                                     --------   --------  --------  --------  --------
    Total distributions............     (3.27)     (1.46)    (1.39)    (1.50)    (1.50)
                                     --------   --------  --------  --------  --------
Net Asset Value, end of year.......  $  26.96   $  25.64  $  20.66  $  21.49  $  18.90
                                     --------   --------  --------  --------  --------
                                     --------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........     18.52%     31.29%     2.78%    21.87%    14.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................  $4,814.0   $3,813.8  $2,617.8  $2,186.5  $1,416.6
Ratios to average net assets:
  Expenses.........................      0.50%      0.48%     0.55%     0.53%     0.53%
  Net investment income............      2.54%      2.28%     2.39%     1.99%     2.33%
Portfolio turnover rate............        20%        18%        7%       13%       16%
Average commission rate paid per
  share............................   $0.0524        N/A       N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding, where applicable.

(b) Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       D3

        FINANCIAL HIGHLIGHTS

                                     PRUDENTIAL JENNISON
                                     -------------------
                                                 APRIL
                                                  25,
                                       YEAR     1995(D)
                                      ENDED        TO
                                     DECEMBER   DECEMBER
                                     31, 1996   31, 1995
                                     --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period                             $12.55     $10.00
                                     --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............  0.02       0.02
Net realized and unrealized gains
  (losses) on investments..........  1.78       2.54
                                     --------   --------
    Total from investment
    operations.....................  1.80       2.56
                                     --------   --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................  (0.03)     (0.01)
Distributions from net realized
  gains............................   --         --
                                     --------   --------
    Total distributions............  (0.03)     (0.01)
                                     --------   --------
Net Asset Value, end of period.....  $14.32     $12.55
                                     --------   --------
                                     --------   --------
TOTAL INVESTMENT RETURN:(B)........  14.41   %  24.2    %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)........................  $226.5     $63.1
Ratios to average net assets:
  Expenses.........................  0.66    %  0.79    %(c)
  Net investment income............  0.20    %  0.15    %(c)
Portfolio turnover rate............   46     %   37     %
Average commission rate paid per
  share............................  $0.0603    N/A

                                                          GLOBAL
                                     -------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                     -------------------------------------------------
                                       1996     1995(A)   1994(A)   1993(A)   1992(A)
                                     --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year   $  15.53   $  13.88  $  14.64  $  10.37  $  10.79
                                     --------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............      0.11       0.06      0.02      0.02      0.05
Net realized and unrealized gains
  (losses) on investments..........      2.94       2.14     (0.74)     4.44     (0.42)
                                     --------   --------  --------  --------  --------
    Total from investment
    operations.....................      3.05       2.20     (0.72)     4.46     (0.37)
                                     --------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................     (0.11)     (0.24)    (0.02)    (0.08)    (0.05)
Distributions from net realized
  gains............................     (0.62)     (0.31)    (0.02)    (0.11)       --
                                     --------   --------  --------  --------  --------
    Total distributions............     (0.73)     (0.55)    (0.04)    (0.19)    (0.05)
                                     --------   --------  --------  --------  --------
Net Asset Value, end of year.......  $  17.85   $  15.53  $  13.88  $  14.64  $  10.37
                                     --------   --------  --------  --------  --------
                                     --------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........     19.97%     15.88%    (4.89%)    43.14%    (3.42%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................    $580.6     $400.1    $345.7    $129.1     $34.0
Ratios to average net assets:
  Expenses.........................      0.92%      1.06%     1.23%     1.44%     1.87%
  Net investment income............      0.64%      0.44%     0.20%     0.18%     0.49%
Portfolio turnover rate............        41%        59%       37%       55%       78%
Average commission rate paid per
  share............................   $0.0358        N/A       N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding, where applicable.

(b) Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns. Total return for periods of less than one year are not annualized.

(c) Annualized.

(d) Commencement of operations.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 60 THROUGH 64.

                                       D4

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying Statements of Assets and Liabilities, including the Schedules of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of each of Money Market, Diversified Bond, High Yield Bond, Stock Index, Equity Income, Equity, Prudential Jennison and Global (collectively the "Portfolios"), eight of the fifteen portfolios that comprise The Prudential Series Fund, Inc. at December 31, 1996, the results of each of their operations, the changes in each of their net assets, and each of their financial highlights for the year ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The accompanying Statement of Changes in Net Assets and Financial Highlights of the Prudential Jennison Portfolio for the period April 25, 1995 through December 31, 1995, and the accompanying Statements of Changes in Net Assets for the year ended December 31, 1995, and Financial Highlights for each of the four years in the period ended December 31, 1995 for each of the other seven portfolios were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 14, 1997

                                       E1

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD,
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      EXECUTIVE VICE             PRUDENTIAL INVESTMENTS
  FUND, INC.                 PRESIDENT,                 PRESIDENT, THE
                             FAIRLEIGH DICKINSON        PRUDENTIAL SERIES FUND,
                             UNIVERSITY                 INC.

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

                                TAX INFORMATION

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1996) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1996, the Fund paid dividends as follows:

                              Ordinary Dividends
                                            Short-Term    Long-Term    Total
                                    Income Capital Gains Capital Gains Dividends

Money Market Portfolio             $  0.510                          $  0.510
Diversified Bond Portfolio            0.727                             0.727
High Yield Bond Portfolio             0.793                             0.793
Stock Index Portfolio                 0.404 $     0.066 $     0.207     0.677
Equity Income Portfolio               0.711       0.121       0.384     1.216
Equity Portfolio                      0.671       0.319       2.282     3.272
Prudential Jennison Portfolio         0.030                             0.030
Global Portfolio                      0.107       0.082       0.546     0.735

    We hereby incorporate by reference the following annual reports for the underlying funds:

1.  Filer/Entity:       AIM V.I. Growth and Income Fund and AIM V.I. Value Fund
    Registration No.:   811-07452
    CIK No.:            0000896435
    Accession No.:      0000899243-97-000334
    Date of Filing:     03/05/97

2.  Filer/Entity:       Janus Aspen Series -- Growth Portfolio and
                        International Growth Portfolio
    Registration No.:   811-07736
    CIK No.:            0000906185
    Accession No.:      0000919574-97-000242
    Date of Filing:     02/28/97

3.  Filer/Entity:       MFS Emerging Growth Series
    Registration No.:   811-08326
    CIK No.:            0000918571
    Accession No.:      0000950156-97-000220
    Date of Filing:     03/03/97

4.  Filer/Entity:       MFS Research Series
    Registration No.:   811-08326
    CIK No.:            0000918571
    Accession No.:      0000950156-97-000221
    Date of Filing:     03/03/97

5.  Filer/Entity:       OCC Accumulation Trust -- Managed Portfolio and Small
                        Cap Portfolio
    Registration No.:   811-08512
    CIK No.:            0000923185
    Accession No.:      0000950123-97-001972
    Date of Filing:     03/06/97

6.  Filer/Entity:       T. Rowe Price Equity Income Portfolio
    Registration No.:   811-07143
    CIK No.:            0000918294
    Accession No.:      0000918294-97-000022
    Date of Filing:     02/21/97

7.  Filer/Entity:       T. Rowe Price International Stock Portfolio
    Registration No.:   811-07145
    CIK No.:            0000918292
    Accession No.:      000098292-97-000002
    Date of Filing:     02/18/97

8.  Filer/Entity:       Warburg Pincus Trust Post-Venture Capital Portfolio
    Registration No.:   811-07261
    CIK No.:            0000941568
    Accession No.:      0000950117-97-001769
    Date of Filing:     10/31/97

ON CALL TO HELP YOU GET THE MOST OUT OF YOUR ANNUITY.

    At Prudential, we are committed to making it easy for you to take advantage of the many benefits your DISCOVERY SELECT-SM- Variable Annuity offers.
    So whenever you need assistance do not hesitate to call or write our Prudential Annuity Service Center. Of course, your Registered Representative or Financial Advisor is also available to assist you with more complex matters such as helping you identify your goals, investment time horizon and level of risk.

    HOW TO REACH US BY PHONE

    AUTOMATED SERVICE

    For direct access to more standardized information about your contract or to request service forms, you can call our automated service line -- 24 hours a day, 365 days a year. Simply:

    1. Call 1-888-PRU-2888 toll-free from any touch-tone phone.

    2. Press the number on your telephone keypad that corresponds to the type of information you want.

    Your owner's kit includes a detailed brochure on your automated service options. Highlighted here is just a brief overview of the types of service requests you can make through this line.

    CUSTOMER SERVICE REPRESENTATIVES

    For personalized annuity service, you can call one of our specially trained Customer Service Representatives toll-free at: 1-888-PRU-2888, Press 0 * Monday-Friday, 8:00 am to 9:00 pm ET.

    TELEPHONE SERVICE OPTIONS

    IF YOU WOULD LIKE                                            THEN PRESS

    To get an update on your annuity contract,
    change your PIN, or order forms                                  1 *

    To obtain general product information, e.g., unit values,
    interest rates, and investment options                           2 *

    To speak to a Customer Service Representative                    0 *

    HOW TO REACH US BY MAIL

    Any written requests or correspondence about your annuity should be directed as follows:

       REGULAR MAIL                          EXPRESS MAIL

       Prudential Annuity Service Center     Prudential Annuity Service Center
       P.O. Box 14215                        300 Columbus Circle
       New Brunswick, NJ 08906-4215          Edison, NJ 08837

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                   Whether providing insurance protection
                   for home, family, and business,
                   providing for future education and
                   retirement expenses, or offering
                   innovations like our living Needs
                   Benefit-Registered Trademark- and
                   Critical Care Access, Prudential people
                   have always been able to deliver
                   something more: personal service,
                   quality, attention to detail, and the
                   financial strength of The Rock. Since
                   1875, Prudential has been helping
                   individuals and families meet their
                   financial needs.



P.O. Box 197                                                       BULK RATE
Minneapolis, MN 55440-0197                                       U.S. POSTAGE
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Address Service Requested                                       PERMIT NO. 8048
                                                                 NEW YORK, N.Y.









                                                                          [LOGO]
ORD 96889                                      Printed in the U.S.A. on recycled
Cat.#42M303U                                             paper using soybean ink
ED. 12/96